UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

[ X ]

Preliminary Information Statement

[     ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[     ]

Definitive Information Statement

HIA, INC.

(Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):

[ X ]

No fee required.

[     ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[     ]

Fee paid previously with preliminary materials.

[     ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

HIA, INC.

1105 W. 122ND AVENUE

WESTMINSTER, CO 80234

[____________], 2005

Dear Shareholders:

We are forwarding with this letter an information statement for a special meeting of shareholders to vote on a 45,000-for-one reverse split of HIA, Inc.’s outstanding shares of common stock.  As a result of the reverse split, only a handful of shareholders, including HIA’s three directors and principal shareholders, Carl. J. Bentley, Alan C. Bergold and Donald L. Champlin, will own shares of HIA stock.  The remainder of the shareholders, including all of the public shareholders of HIA, will own fractional shares for which they will be entitled to receive cash at the rate of $0.60 per pre-split share.  Reverse splits which have that effect are commonly called “going private” transactions because HIA will no longer have securities that are publicly traded and will not be required to file reports with the Securities and Exchange Commission.

HIA went public in 1980 during the heyday of the penny stock market in Denver.  At that time, we were a modular housing company with facilities in New York and plans to expand into the Midwest and Colorado.  When the modular housing business did not produce the profits and growth we anticipated, we attempted to diversify into other businesses.  Eventually, all of our businesses were sold, except for CPS Distributors, Inc., a distributor of pumps and irrigation equipment and supplies.  That left us as a public company with a business that is too small to make sense as a public company.  We have all of the costs and burdens of being public, but neither HIA nor its shareholders have realized the benefits of being public.  There is not enough of a market for our stock to allow us to access the public equity markets or to allow our shareholders to sell a significant number of shares.

We have been in this situation for many years and had learned to live with the costs and regulations.  However, in 2002, Congress adopted the Sarbanes-Oxley Act, which imposed substantial additional burdens on public companies.  The most costly of those requirements (which would become applicable to us in our 2006 fiscal year) is that a public company’s auditors must attest to management’s assessment of the adequacy of its internal controls.  In order to do that, HIA must document its internal controls at a level never before required and then pay its auditors to review and attest to management’s assessment of the adequacy of those controls.  In a small company like ours, with a limited accounting staff, that would require us to hire one accounting firm to do the documentation and another accounting firm to perform the audit.  We estimate that the incremental cost of that would be approximately $160,000 (or 20% of our 2004 net income) in the first year and approximately $100,000 (or 12.4% of our 2004 net income) per year in subsequent years.  When added to the costs already incurred in complying with the requirements applicable to public companies, these additional costs would bring the total cost of being a public company to an estimated $210,000 (or 26% of our 2004 net income) in our 2006 fiscal year and an estimated $150,000 (or 18.5% of our 2004 net income) per year in subsequent years.  These costs make it impossible to justify a small company like ours continuing to be public.

Over the last five years, we have made two tender offers for our stock, at $0.25 per share in 2000 and at $0.50 per share in 2003.  We made these offers because we thought it would provide our shareholders some liquidity and would represent a good use of capital by HIA.  In those offers we purchased a total of 2,220,140 shares for a total price of $926,831.  There are now 9,296,975 shares outstanding, held of record by 756 shareholders.

Our directors and principal executive officers, Mr. Bentley, Mr. Bergold and Mr. Champlin own 7,658,597 (77%) of the outstanding shares and therefore can approve the reverse split even if all other shareholders vote against it.  After the proposed reverse split, Mr. Bentley, Mr. Bergold and Mr. Champlin will own approximately 97% of HIA.  In order to free HIA from the obligation of public reporting, we only need to reduce the number of shareholders to less than 300.  However, we thought it would be unfair to the public shareholders to leave some of them in the position of holding stock in a private company which had no obligation to make information publicly available and no semblance of a public market.  Accordingly, we concluded that it was preferable to do the reverse split on a basis that cashed out all of the public shareholders.

Because our directors will remain shareholders of HIA, their interests in structuring and voting on the reverse split are different than those of the shareholders who will receive only cash.  It is important that you read the accompanying information statement (and supporting documents) so that you may be satisfied that the consideration to be paid for fractional shares is fair.  We have obtained a fairness opinion from an independent third party that the price of $0.60 per share is fair from a financial standpoint to the unaffiliated shareholders.  The accompanying information statement describes that fairness opinion in detail and you should read it carefully.

Because the principal shareholders have sufficient votes to approve the reverse split, we are not soliciting proxies for the shareholders meeting.  However, all shareholders are invited to attend the meeting and to vote on the proposed transaction.

The board of directors has determined that the consideration to be paid in the reverse split transaction is fair to the shareholders of HIA, including those shareholders who are unaffiliated with HIA.  However, for the reasons given above, a conflict exists between the interests of the board of directors and the public shareholders, and the board makes no recommendation regarding whether shareholders should vote for or against the reverse split transaction.

Sincerely yours,

Alan C. Bergold

President

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is dated [_________], 2005, and is being mailed to shareholders on or about that date.

HIA, INC.

1105 W. 122ND AVENUE

WESTMINSTER, CO 80234

____________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [__________], 2005

HIA, Inc., a New York corporation (“HIA”), will hold a special meeting of shareholders on [__________], 2005 at [__] a.m., Mountain time, at [_______________________________], [__________________________________], for the following purposes:

1.

To consider and vote upon a proposal to amend the certificate of incorporation of HIA that will provide for a reverse 1-for-45,000 split of HIA’s common stock and the payment of cash in lieu of fractional shares at a rate of $0.60 per pre-split share (the “reverse split transaction”).  A copy of the proposed amendment to the certificate of incorporation is attached as Annex A to the accompanying information statement.

2.

To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

We have fixed the close of business on [___________], 2005, as the record date for determining those shareholders entitled to notice of and to vote at the special meeting.

The board of directors of HIA has carefully considered the terms of the proposed reverse split transaction and believes that it is fair to HIA’s shareholders, including shareholders who are not affiliated with HIA.  The board of directors has unanimously approved the reverse split transaction.  Because a conflict exists between the interests of the board of directors and the public shareholders, the board makes no recommendation regarding whether shareholders should vote for or against the reverse split transaction.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

[_____________], 2005

Donald L. Champlin, Secretary

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE REVERSE SPLIT TRANSACTION, PASSED UPON THE MERITS OR FAIRNESS OF THE REVERSE SPLIT TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

SUMMARY TERM SHEET

THE PARTIES

HIA, Inc.

The Principal Shareholders

THE SPECIAL MEETING

General

Who Can Vote at the Meeting

Annual Report and Quarterly Report

Independent Accountant

Vote Required

SUMMARY FINANCIAL INFORMATION

Summary Historical Financial Information

Summary Unaudited Pro Forma Financial Information

Selected Per Share Financial Information

SPECIAL FACTORS

Background of the Transaction

Alternatives Considered

Purposes and Reasons for the Proposed Reverse Split

Potential Disadvantages of the Reverse Split Transaction

Fairness Determination of HIA’s Board of Directors

Fairness Determination of the Principal Shareholders

No Recommendation of the Board or Principal Shareholders

Opinion of St. Charles Capital

Certain Effects of the Transaction

Federal Income Tax Consequences

FEES AND EXPENSES; FINANCING THE REVERSE SPLIT TRANSACTION

INTERESTS OF OFFICERS AND DIRECTORS IN THE TRANSACTION

CONDUCT OF HIA’S BUSINESS AFTER THE TRANSACTION

REGULATORY REQUIREMENTS

DISSENTERS’ RIGHTS

FINANCIAL INFORMATION

Selected Historical Financial Information

Pro Forma Consolidated Financial Statements (Unaudited)

Financial Projections

Market Prices and Dividend Information

Recent Transactions Involving HIA Common Stock

SECURITY OWNERSHIP OF MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

THE PROPOSED AMENDMENT

Structure of the Transaction

Combination of Shares in the Transaction

Exchange of Certificates

Time of Closing

Conditions to the Completion of the Transaction

Reservation of Rights

OTHER MATTERS

WHERE YOU CAN FIND MORE INFORMATION

DOCUMENTS INCORPORATED BY REFERENCE

Annex A – Form of Amendment to the Certificate of Incorporation of HIA, Inc.

Annex B – Fairness Opinion of St. Charles Capital, LLC

Annex C – Annual Report of HIA, Inc. on Form 10-K for the Fiscal Year

Ended November 30, 2004 and Quarterly Report of HIA, Inc. on Form 10-Q

for the Fiscal Quarter Ended May 31, 2005

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

Forward looking statements are those statements that describe management’s beliefs and expectations about the future.  We have identified forward looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “may,” “expect,” and “intend.” Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties that could cause actual events or conditions to differ materially from our expectations.  These risks and uncertainties include, among others: supply and demand for products and services sold by us and our subsidiaries; national, regional and local economic, competitive and regulatory conditions and developments; competitive pricing pressures; fluctuation in commercial finance rates and availability of commercial financing; the timing and success of business development efforts; and other uncertainties, all of which are difficult to predict and many of which are beyond our control. You should also carefully review the risks described in the other documents we have filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended November 30, 2004, our quarterly report on Form 10-Q for the quarter ended May 31, 2005, and any current report on Form 8-K filed during the current fiscal year.

SUMMARY TERM SHEET

This summary term sheet highlights selected information from the information statement about the proposed transaction.  This summary term sheet may not contain all of the information that is important to you.  For a more complete description of the transaction, you should carefully read this information statement and all of its annexes before you vote.

As used in this information statement, “HIA,” “we,” “our,” “ours” and “us” refer to HIA, Inc. and all of its subsidiaries.

What is the proposed reverse split transaction?

•

We are proposing that our shareholders approve a 1-for-45,000 reverse stock split of all of our outstanding common stock.

•

The reverse split is being proposed to reduce the number of our shareholders of record to less than 300, thereby allowing us to terminate our registration under the Securities Exchange Act of 1934, or the Exchange Act, relieving us of the liabilities of being a public company and allowing us to continue our long-term business objectives. As a private company, we would no longer be required to file periodic reports with the Securities and Exchange Commission, or the SEC.

•

The reasons for the reverse split are discussed below in “Special Factors – Purpose and Reasons for the Proposed Reverse Split.”

What is the date, time and place of the special meeting?

The special meeting of our shareholders will be held on [_____], 2005, at [___] Mountain time at [_________], to consider and vote upon the reverse split transaction proposal.  Additional information about the special meeting is provided below in “The Special Meeting.”

What will I receive if the reverse split is approved?

If the reverse split is approved by the shareholders and implemented:

•

Each shareholder owning fewer than 45,000 shares immediately before the reverse split will receive $0.60 in cash, without interest, for each share of HIA common stock owned by such shareholder immediately prior to the reverse split and will no longer be a shareholder of HIA.

•

Each shareholder owning 45,000 or more shares of HIA common stock immediately before the reverse split will receive (a) one post-split share of HIA common stock for each 45,000 shares held before the reverse split and (b) cash in lieu of any fractional share resulting from the reverse split at the rate of $0.60 per pre-split share.

•

For example, if you are the holder of 1,000 shares of common stock at the effective time of the reverse split, you would receive $600.00 in cash rather than a fractional share of common stock.  If you are the holder of 50,000 shares of common stock at the effective time of the reverse split, you would receive one post-split share of common stock and $3,000 in cash rather than a fractional share of common stock.

•

For further information, see “The Proposed Amendment – Combination of Shares in the Transaction” below.

What if I hold shares of HIA stock in “street name” or in multiple brokerage accounts?

•

We intend to apply the reverse split transaction equally to shareholders who hold their shares directly and shareholders who hold their shares in “street name” through a broker, bank or other nominee.  However, if you hold some shares directly and some shares in street name, or if you hold shares in street name in more than one account, each lot of shares will be counted separately for purposes of applying the reverse split transaction.

•

For example, if you hold 20,000 shares of HIA stock in street name and a stock certificate for 30,000 additional shares of HIA stock, you will receive cash for all of your shares, even though your aggregate holdings exceed 45,000 shares.  Likewise, if you hold 20,000 shares of HIA stock in one brokerage account and 30,000 shares in another account, you will receive cash for all of your shares.

•

If you hold more than 45,000 shares in different forms (such as directly and in street name) or in multiple accounts and you want to remain a shareholder of HIA, you should combine your shares into a single account or request a certificate for your street name shares.

What are the affects of the reverse split transaction?

•

We will no longer be a public reporting company under the federal securities laws.  However, shareholders who hold over 45,000 shares of our common stock will continue to be shareholders after the reverse split.

•

We anticipate that there will be only a handful of shareholders of record remaining as a result of the reverse split.  Those shareholders are currently expected to include Carl J. Bentley, the Chairman of our Board of Directors, Alan C. Bergold, our President and Treasurer and a member of our Board of Directors and Donald L. Champlin, our Executive Vice President and Secretary and a member of our Board of Directors, and five other employees of HIA who will collectively own less than 4% of the shares of HIA’s common stock outstanding after the reverse split.  Messrs. Bergold, Bentley and Champlin are the sole members of our board of directors.

•

HIA common stock will no longer be quoted on the OTC Bulletin Board and price quotations for our common stock will no longer be available.

•

For further information about the effects of the transaction, see “Special Factors – Certain Effects of the Transaction.”

How did the board of directors determine the fairness of the reverse split?

Our board of directors has determined that the reverse split is fair to the shareholders who will be cashed out following the transaction. The board of directors determined the fair value of the common stock in the reverse split to be $0.60 per share. The board of directors made this determination based on a review of the historical trading price of our common stock over recent periods, projections for HIA, recent market trends and a fairness opinion and related valuation report given to the board of directors by St. Charles Capital, LLC.  St. Charles Capital has delivered to our board of directors its written opinion to the effect that, as of the date of such opinion and based upon and subject to certain matters stated in the opinion, the cash consideration to be paid in the proposed reverse split transaction is fair, from a financial point of view, to the shareholders who will receive cash in the proposed reverse split transaction. The full text of the fairness opinion of St. Charles Capital is attached as Annex B to this information statement. You should read the opinion carefully in its entirety, along with the discussion under “Special Factors – Opinion of St. Charles Capital.”

Does HIA have the financial resources to make payment for the fractional shares cashed out in the reverse split?

Yes.  We estimate that the total funds required to pay the consideration to shareholders entitled to receive cash for their HIA shares and to pay fees and expenses relating to the transaction will be approximately $1,360,000.  We intend to borrow all of the funds needed for the purchase of the shares from Wells Fargo Bank West, N.A. under our existing line of credit and a new three-year term loan.  The available borrowings under those facilities substantially exceed the anticipated cost of the reverse split transaction, and we therefore believe that financing for the transaction is assured.  See “Fees and Expenses; Financing the Reverse Split Transaction” for a more detailed discussion of the source and amount of funds for the transaction.

What are the interests of affiliates of the company in the reverse split?

Following the transaction, Messrs. Bentley, Bergold and Champlin will collectively own approximately 97% of our outstanding common stock.  Accordingly, these executive officers and directors have interests in the transaction that are different from your interests as a shareholder.  See “Interests of Officers and Directors in the Transaction” below.

What are the principal advantages of the reverse split?

•

HIA believes, based upon historical information, that it may save approximately $210,000 (or 26% of our 2004 net income) in the first year following the reverse split and $150,000 (or 18.5% of our 2004 net income) per year thereafter in costs associated with being a public reporting company. However, these cost savings are estimates and may not be realized as scheduled, or in full.

•

Affiliated and unaffiliated shareholders holding less than 45,000 shares will receive a cash payment for the portion of their interest that would otherwise be represented by a fractional share, without incurring brokerage or other transaction costs. This transaction will also provide liquidity to those shareholders who are receiving cash in lieu of fractional shares, whereas our common stock has historically been quite illiquid with many days on which there were no shares traded.

•

To review the principal advantages of the reverse split please see the discussion below under “Special Factors – Purpose and Reasons for the Proposed Reverse Split.”

What are the principal disadvantages of the reverse split?

•

Shareholders who are cashed out completely will no longer have any ownership or voting rights in the company and will not be able to participate in any future growth or profits that the company may experience.

•

If the reverse split is effected, the company will become a private company, with the result that there will be no public market for the company’s securities and there will be no financial information available publicly regarding the company.

•

The company will incur estimated costs of $1,360,000 to purchase fractional shares and pay the expenses associated with the reverse split.

•

To review the principal disadvantages of the reverse split please see the discussion below under “Special Factors – Potential Disadvantages of the Reverse Split Transaction.”

What are the federal income tax consequences of the reverse split for shareholders?

•

Shareholders who receive only cash in lieu of fractional shares of common stock generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares.

•

Shareholders who receive both post-split shares and cash in lieu of fractional shares will be taxable at capital gains rates on the lesser of the cash received or the total gain realized (taking into account the fair market value of the shares received).

•

To review the material tax consequences in greater detail, please read the discussion under “Special Factors – Federal Income Tax Consequences” below.

What percentage of shareholders must vote in favor of the reverse split transaction for it to be approved and are there any other conditions that must be satisfied?

The reverse split will be approved if a majority of the shares of common stock outstanding and entitled to vote on the transaction vote in favor of the proposed amendment to the company’s certificate of incorporation providing for the split.  There are no other conditions that must be satisfied in order to complete the transaction.  Messrs. Bentley, Bergold and Champlin, who own approximately 77% of our common stock, have indicated their intention to vote in favor of the reverse split and therefore approval is assured.

When is the split transaction expected to be completed?

If the proposed split transaction is approved at the special meeting of shareholders, we expect that the split transaction will be completed on the same day.

Do I have appraisal or dissenters’ rights?

Under New York law, you do not have appraisal or dissenters’ rights in connection with the reverse split.  See “Dissenters’ Rights.”

Should I send in my stock certificates now?

No.  Our transfer agent will send you written instructions for exchanging your stock certificates for cash and a certificate representing your post-split shares (if any).  After you receive these written instructions, in order to receive the cash payment and certificate, you will need to deliver your certificate representing your common stock to our transfer agent. We expect to make cash payments and deliver new certificates within three business days of receipt of the shareholder’s certificate representing that shareholder’s common stock.  No interest will accrue on the cash payments from the time the reverse split occurs and the time shareholders receive the cash payments.  For additional information about exchange procedures, see “The Proposed Amendment – Exchange of Certificates.”

Will I have to pay brokerage commissions when I receive cash for my shares?

This transaction will not involve commissions or other transaction fees that would be charged if you sold shares on the open market.

Can the company abandon the transaction?

We reserve the right to abandon the transaction without further action by our shareholders at any time before the filing of the necessary amendment of our certificate of incorporation with the New York Department of State, even if the transaction has been authorized by our shareholders at the special meeting, and by voting in favor of the transaction you are expressly also authorizing us to determine not to proceed with the transaction if we should so decide. We also reserve the right to delay the transaction if there is litigation pending regarding the transaction.

Who can I contact for additional information?

Questions or requests for assistance or for additional copies of this information statement or other reverse split materials may be directed to our President, Alan C. Bergold at our principal executive offices at 1105 W. 122nd Avenue, Westminster, CO 80234, or by telephone at (303) 350-3282.  Copies of such materials will be furnished promptly at our expense.

THE PARTIES

HIA, Inc.

HIA, Inc. was incorporated as a New York corporation in 1974.  Through its wholly owned subsidiary, CPS Distributors, Inc., HIA distributes turf irrigation equipment and commercial, industrial and residential well pumps and equipment on a wholesale basis.  CPS Distributors serves customers in the Rocky Mountain region in the states of Colorado, Wyoming, New Mexico, Kansas and Nebraska.  CPS Distributors carries a variety of brand name products, including pumps and water systems, water conditioning equipment, pump and well accessories, pipe valves and fittings and sprinkler system equipment.

HIA’s principal executive offices are located at 1105 W. 122nd Avenue, Westminster, CO 80234, and its telephone number is (303) 394-6040.

The Principal Shareholders

HIA estimates that eight shareholders own at least 45,000 shares of our common stock.  Carl J. Bentley, Alan C. Bergold and Donald L. Champlin, whom we will refer to as the “Principal Shareholders,” will collectively own approximately 97% of the outstanding shares of HIA common stock after the reverse split.  The Principal Shareholders are also executive officers and the only directors of HIA.  The Principal Shareholders may be deemed to be engaged in the proposed reverse split transaction as a result of their affiliation with HIA, and thus are “filing persons” with HIA as set forth on the Schedule 13E-3 filed with the SEC in connection with the proposed reverse split transaction.  For information concerning the share ownership of the Principal Shareholders before and after the reverse split transaction, please see “Security Ownership of Management” below.

Carl J. Bentley, age 71, has served as a director of HIA since 1994 and as Chairman of the Board of HIA since 1996.  Mr. Bentley has served as President and as a director of CPS Distributors since 1986.

Alan C. Bergold, age 56, has served as a director of HIA since 1981 and as President of HIA since 1996.  Mr. Bergold has served as Executive Vice President and as a director of CPS Distributors since 1985.

Donald L. Champlin, age 53, has served as a director of HIA since 1994 and as Executive Vice President of HIA since 1996.  Mr. Champlin has served as Vice President of Marketing and as a director of CPS Distributors since 1989.

The principal business address of each of the Principal Shareholders is 1105 W. 122nd Avenue, Westminster, CO 80234, and the telephone number of each Principal Shareholder at that address is (303) 394-6040.

Each of the Principal Shareholders is a United States citizen.  During the past five years, none of the Principal Shareholders has been convicted in a criminal proceeding or has been party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

THE SPECIAL MEETING

General

We are providing this information statement to HIA shareholders with respect to a special meeting of shareholders of HIA to be held on [__________], 2005 at [___] a.m., Mountain time, at [________________________________].  At the meeting, the shareholders of HIA will vote upon a proposal to approve the amendment to our certificate of incorporation that will implement the reverse split.  A copy of the proposed amendment is attached as Annex A.

Who Can Vote at the Meeting

You are entitled to vote your shares of HIA common stock at the meeting if our records show that you held your shares as of the record date, which is [________], 2005.  On [____________], 2005, there were [_______] shares of HIA common stock outstanding, held by approximately [___] holders of record.  Each such share of HIA common stock is entitled to one vote on each matter submitted at the meeting.

If you are a beneficial owner of HIA common stock held by a broker, bank or other nominee (i.e., in “street name”) and you want to attend the meeting and vote your shares, you will need to obtain a written proxy in your name from the broker, bank or other nominee who holds your shares.

Annual Report and Quarterly Report

HIA’s Annual Report on Form 10-K for the year ended November 30, 2004, and its Quarterly Report on Form 10-Q for the quarter ended May 31, 2005 accompany this information statement as Annex C and are incorporated herein by reference.  See “Documents Incorporated by Reference.”

Independent Accountant

We do not anticipate that a representative of Hein & Associates, LLP, HIA’s independent registered public accounting firm, will be present at the special meeting.

Vote Required

Approval of the transaction requires the affirmative vote of the holders of a majority of the outstanding shares of HIA common stock entitled to vote.  If you do not vote your shares, whether because you do not attend the meeting or because you abstain from voting, it will have the same effect as a vote against the transaction.

Action on other matters, if any, that are properly presented at the meeting for consideration of the shareholders will be approved if a quorum is present and the votes cast favoring the action exceed the votes cast opposing the action.  A quorum will be present if a majority of the outstanding shares of HIA common stock entitled to vote is represented at the meeting.  Abstentions will be treated as shares present for purposes of determining whether a quorum is present.  The board of directors is not aware of any other business to be presented at the meeting other than matters incidental to the conduct of the meeting.

As of August 29, 2005, the Principal Shareholders (who are also executive officers and the sole directors of HIA) owned a total of 77% of the outstanding shares of HIA common stock entitled to vote at the special meeting.  The Principal Shareholders have indicated that they intend to vote in favor of the proposed transaction.  Accordingly, approval of the reverse split transaction is assured.

SUMMARY FINANCIAL INFORMATION

Summary Historical Financial Information

The following summary of historical consolidated financial data was derived from HIA’s audited consolidated financial statements as of and for each of the years ended November 30, 2004, 2003 and 2002 and from HIA’s unaudited interim consolidated financial statements as of and for the six months ended May 31, 2005 and 2004.  This financial information is only a summary and should be read in conjunction with the consolidated financial statements of HIA and other financial information, including the notes thereto, contained in HIA’s Annual Report on Form 10-K for the year ended November 30, 2004 and Quarterly Report on Form 10-Q for the quarter ended May 31, 2005, which reports accompany this information statement as Annex C and are incorporated herein by reference.  See “Where You Can Find More Information” and “Documents Incorporated by Reference.”

	As of and for the six months ended May 31_____	As of and for the fiscal year ended November 30,________
	2005	2004	2004	2003	2002

Current Assets	$ 13,498,000	$ 12,544,000	$ 8,166,000	$ 6,904,000	$ 6,904,000
Property & Equipment (Net)	4,380,000	174,000	1,372,000	160,000	287,000
Other Assets	1,382,000	1,437,000	1,418,000	1,445,000	1,453,000
Total Assets	19,260,000	14,155,000	10,956,000	9,567,000	8,644,000

Current Liabilities	9,820,000	8,145,000	4,503,000	3,782,000	2,817,000
Long Term Liabilities	3,341,000	590,000	522,000	646,000	860,000
Total Liabilities	13,161,000	8,735,000	5,025,000	4,428,000	3,677,000
Shareholders’ Equity	6,099,000	5,420,000	5,931,000	5,139,000	4,967,000
Total Liabilities and Shareholders’ Equity	19,260,000	14,155,000	10,956,000	9,567,000	8,644,000

Operating Income	317,000	494,000	1,376,000	1,239,000	1,223,000
Other Expense	(63,000)	(30,000)	(58,000)	(67,000)	(105,000)
Income Tax	(98,000)	(170,000)	(509,000)	(452,000)	(422,000)
Net Income (Loss)	156,000	294,000	809,000	720,000	696,000

Summary Unaudited Pro Forma Financial Information

The following summary unaudited pro forma consolidated financial data of HIA give effect to the reverse split transaction as if it had occurred on the dates presented, in the case of balance sheet data, and as of the beginning of the periods presented, in the case of income statement data.  You should read the summary unaudited pro forma financial information in conjunction with the unaudited pro forma Financial information and the related assumptions and notes included in “Financial Information – Pro Forma Consolidated Financial Statements.” The pro forma financial data assumes that 2,000,000 pre-split shares of HIA common stock are cashed out in connection with the reverse split transaction.  The pro forma information set forth below is not necessarily indicative of what HIA’s actual financial position or results of operations would have been had the transaction been consummated as of the indicated dates or of the financial position or results of operations of HIA in the future.

	As of and for the six months ended May 31, 2005	As of and for the fiscal year ended November 30, 2004

Current Assets	$ 13,498,000	$ 8,166,000
Property & Equipment (Net)	4,380,000	1,372,000
Other Assets	1,382,000	1,418,000
Total Assets	$ 19,260,000	$ 10,956,000

Current Liabilities	$ 10,493,000	$ 5,176,333
Long Term Liabilities	4,008,000	1,188,667
Total Liabilities	14,501,000	6,365,000
Shareholders’ Equity	4,759,000	4,591,000
Total Liabilities and Shareholders’ Equity	$ 19,260,000	$ 10,956,000

Operating Income	$ 317,000	$ 1,376,000
Other Expense	(115,000)	(128,000)
Income Tax	(78,000)	(482,000)
Net Income (Loss)	$ 124,000	$ 766,000

Selected Per Share Financial Information

The following table sets forth selected historical per share financial information for HIA and unaudited pro forma per share financial information for HIA giving effect to the transaction as if it had been consummated as of the date presented, in the case of book value information, and as of the beginning of the periods presented, in the case of income statement information.  The information presented below is derived from (i) the consolidated historical financial statements of HIA, including the related notes thereto, and (ii) the unaudited Pro Forma Consolidated Financial Statements, including the assumptions, contained elsewhere in this information statement.  You should read this table together with the unaudited Pro Forma Consolidated Financial Statements and the related assumptions and the Selected Historical Financial Data included elsewhere in this information statement and the consolidated financial statements of HIA and the notes thereto included in our Annual Report on Form 10-K for the year ended November 30, 2004 and our Quarterly Report on 10-Q for the quarter ended May 31, 2005, which reports accompany this information statement as Annex C and are incorporated herein by reference.  The pro forma per share information assumes that 2,000,000 shares of HIA common stock are cashed out in connection with the reverse split transaction.  The pro forma information set forth below is not necessarily indicative of what HIA’s actual financial position or results of operations would have been had the transaction been consummated as of the above referenced dates or of the financial position or results of operations of HIA in the future.

	Historical		Pro Forma
	As of and for the six months ended May 31, 2005	As of and for the fiscal year ended November 30, 2004	As of and for the six months ended May 31, 2005	As of and for the fiscal year ended November 30, 2004
Shares outstanding(1)	9,296,975	9,273,435	7,296,975	7,273,435
Net book value per share	$0.66	$0.64	$0.65	$0.63
Net income per share (diluted)	$0.02	$0.09	$0.02	$0.11
Ratio of earnings to fixed charges	2.38	5.11	1.86	4.19

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(1) For purposes of comparability, pro forma share amounts are given on the basis of pre-split rather than post-split shares.

SPECIAL FACTORS

Background of the Transaction

As a public company, HIA is required to prepare and file reports and other documents with the Securities and Exchange Commission, including annual reports, quarterly reports, current reports and information statements.  The costs associated with these reports and other filing obligations comprise a significant overhead expense.  These costs include professional fees for our auditors and corporate counsel, printing and mailing costs, internal compliance costs, and transfer agent costs.  These SEC registration-related costs have been increasing over the years, and we believe that they will continue to increase, particularly as a result of the additional reporting and disclosure obligations imposed on public companies by the Sarbanes-Oxley Act of 2002.

Beginning in January 2005, the board of directors of HIA initiated the discussion of a going private transaction.  At a meeting of the board of directors on January 26, 2005, Mr. Bergold observed that HIA was expending a large percentage of its revenues to maintain its present status as a public company while HIA and its shareholders were deriving few benefits from being a public company.  In addition, Mr. Bergold reported that HIA expected to incur substantial additional costs in 2006 and beyond as a result of the implementation of the internal control assessment and attestation required by Sarbanes-Oxley.  Mr. Bergold also noted that there is virtually no market interest in HIA’s common stock.  After the board of directors preliminarily discussed some of the advantages and disadvantages of being a private company, it asked Mr. Bergold to develop a proposal for HIA to terminate its reporting obligations under the Exchange Act, addressing various methods for going private.

After that board meeting, in order to develop a proposal, Mr. Bergold spoke with representatives of HIA’s outside legal counsel to discuss options for terminating HIA’s reporting obligations, including the option of a reverse stock split.  After discussions with legal counsel and preparation of estimated cost savings analyses, Mr. Bergold presented his findings to the board of directors for further discussion.  At a meeting held on February 9, 2005, the board of directors discussed the options available to HIA to go private based on Mr. Bergold’s research of alternatives, principally a reverse split, an issuer self-tender offer or purchasing shares on the open market, and preliminarily determined, comparing such available options, that a reverse stock split was likely to be the most feasible and cost-effective option in HIA’s current situation.  The board of directors also considered the costs associated with going private as well as the potential timeline for achieving private company status. The board of directors then authorized Mr. Bergold to engage legal counsel to assist HIA in pursuing the proposed going private transaction.

The board recognized that, because the Principal Shareholders were also all of the directors, the board would have a conflict of interest in connection with any going private transaction.  Accordingly, the board determined to retain an investment banking firm to make an independent determination as to the fairness, from a financial point of view, of the amount to be paid to unaffiliated shareholders.  The board considered a number of different investment banking firms and scheduled personal or telephone interviews with three of those firms.  Following that interview process, the board selected St. Charles Capital LLC to make an independent fairness determination.

The board subsequently held discussions as to the price that would be fair to unaffiliated shareholders for fractional shares resulting from the reverse split.  After considering various factors, including trading prices from the Company’s stock, prices paid in prior issuer tender offers, book value, results of operations in recent periods and projected future results, the board preliminary approved a price per share of $0.60.

On March 10, 2005, HIA signed an engagement letter with St. Charles Capital in which HIA requested St. Charles Capital to perform a valuation of HIA’s common stock and to render an opinion as to the fairness of the reverse split transaction from a financial point of view to the shareholders of HIA assuming the payment for fractional shares at the rate of $0.60 per pre-split share.

At a meeting held on July 28, 2005, St. Charles Capital delivered to the board of directors its opinion that the $0.60 per share price to be paid for fractional shares resulting from the reverse split was fair to the shareholders of HIA from a financial point of view.  A copy of that opinion is attached as Annex B.  St. Charles Capital provided the board with a detailed explanation of the financial analyses supporting that opinion, which analyses are described below under “Opinion of St. Charles Capital.”

Following the presentation by St. Charles Capital, the board of directors unanimously voted to proceed with the going private transaction through a reverse stock split.  The board of directors unanimously determined that $0.60 per pre-split share was a fair price for the fractional shares resulting from the reverse split and that the proposed transaction was fair to both shareholders who would receive only cash in the transaction and shareholders who would receive both stock and cash.

HIA publicly announced the going private transaction on August 29, 2005.

Alternatives Considered

When considering whether to go private and the manner in which to effect the going private transaction, the board of directors considered other means of achieving the same result, but rejected these alternatives based on the board’s belief that the reverse split structure would be simpler and less costly.  These alternatives are described below.

Issuer Tender Offer. The board of directors considered, in concept, an issuer tender offer by which HIA would offer to repurchase shares of its outstanding common stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. The board of directors was uncertain as to whether this alternative would result in shares being tendered by a sufficient number of record holders so as to permit HIA to reduce the number of shareholders below 300, so as to terminate its SEC reporting requirements. The board of directors was also uncertain as to whether many holders of a small number of shares would make the effort to tender their shares.  In addition, the board of directors considered that the estimated transaction cost of completing a tender offer would be greater than the costs of the reverse split transaction, and these costs could be significant in relation to the value of the shares purchased since there would be no certainty that a significant number of shares would be tendered.  Since an issuer tender offer would not necessarily meet HIA’s objective of reducing the number of shareholders below 300, the board of directors did not address or consider potential purchase prices to be offered in an issuer tender offer.

Purchase of Shares on the Open Market. The board of directors also considered purchasing shares of HIA’s common stock in the open market in order to reduce the number of shareholders to fewer than 300. However, given the lack of daily trading volume of HIA’s common stock, the board determined that it would be virtually impossible to purchase enough shares in isolated open market transactions to reduce the number of shareholders to fewer than 300.  In addition, because HIA’s common stock is so thinly traded, the price at which HIA could repurchase its stock would likely sharply rise as a result of that activity, rather than as a reflection of underlying value.  The board of directors noted that this method would likely be very expensive and the burden of this approach would be borne only by the shareholders remaining after the repurchase and would likely leave HIA in a worse cash position.

Cash Merger.  The board of directors also considered merging HIA with a new corporation formed by the Principal Shareholders and paying cash in exchange for outstanding shares of HIA common stock.  However, the board determined that a merger would involve procedural complexities not associated with a reverse split, such as merger and foreign qualification filings in multiple states and third party consents under contracts and leases.  In addition, the board noted that New York corporate law probably would not allow HIA to cash out some shareholders and allow others to retain their shares, meaning that a cash merger would require substantially more funds than a reverse split and would result in needless income tax liability for HIA’s shareholders who would continue to own stock in the company after the merger.

The board did not consider a possible sale of HIA.  No offers were presented to the board, and no offers were solicited in keeping with the board of directors’ strategic determination to maintain HIA’s independence.

Purposes and Reasons for the Proposed Reverse Split

The principal purposes of the proposed reverse split are

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to reduce the number of shareholders of record of HIA’s common stock to fewer than 300 so that HIA may terminate the registration of its common stock under the Securities Exchange Act of 1934 and eliminate the related costs; and

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to provide liquidity to HIA’s public shareholders by allowing those shareholders to receive cash for their shares, at a price determined to be fair by the board of directors, without having to pay brokerage commissions.

HIA’s board of directors considered numerous advantages to going private, including eliminating costs associated with compliance with the SEC’s filing and reporting requirements and providing shareholders liquidity at fair market value for their common stock.

Reduced Expenses. The termination of HIA’s reporting obligations will reduce HIA’s operating expenses related to public company reporting requirements.  Although the costs associated with being a public company have always been high in relation to HIA’s size, the passage of the Sarbanes-Oxley Act of 2002 and the enactment of related SEC regulations will dramatically increase these costs in the coming years.  The most significant of these costs (which would become applicable to HIA in its 2006 fiscal year) relates to the assessment and attestation of HIA’s internal controls as required by Section 404 of the Sarbanes-Oxley Act.  In order to comply with Section 404, HIA would have to document its internal controls at a level never before required and then pay its auditors to review and attest to management’s assessment of the adequacy of those controls.  HIA has a limited accounting staff and would therefore need to retain one accounting firm to document its internal controls and another accounting firm to attest to management’s assessment of the controls.  HIA estimates that the incremental cost of complying with Section 404 would be approximately $160,000 (20% of 2004 net income) in the first year and approximately $100,000 (12.4% of 2004 net income) per year in subsequent years.  When added to the costs already incurred in complying with the requirements applicable to public companies, these additional costs would bring the total cost of being a public company to an estimated $210,000 (26% of 2004 net income) in fiscal year 2006 and an estimated $150,000 (18.5% of 2004 net income) per year thereafter.  These costs make it impossible to justify a small company like HIA continuing to be public.

The projected savings that HIA expects to realize as a result of becoming a private company are set forth below.  Without going private, these expenses cannot be meaningfully reduced.

	First Year	Thereafter
Audit fees(1)	$ 20,000	$ 20,000
Quarterly review fees(2)	10,000	10,000
Sarbanes-Oxley compliance(3)	160,000	100,000
Directors and Officers Insurance(4)	10,000	10,000
Legal Fees(5)	10,000	10,000
Total Savings	$ 210,000	$ 150,000

__________

(1) Estimated reduction in annual audit fees based on not being a public company.

(2) Fees paid for outside review of quarterly financial statements, which will not be necessary as a private company.

(3) Estimated external and internal costs of documenting internal controls, assessing adequacy and paying for attestation of that assessment.

(4) Estimated reduction in premiums as a private company.

(5) Estimated reduction in legal fees as a result of not being subject to SEC reporting requirements.

Over the last several years, our gross revenues have shown little growth.  However, we have been able to increase profitability by reducing costs.  In that environment, eliminating the costs of SEC reporting is a logical step for HIA, especially in light of the fact that neither HIA nor its shareholders have realized the benefits normally associated with a public company.

Liquidity for Public Shareholders.  The trading volume in HIA’s stock has been, and continues to be, very limited.  During 2004, there were reported trades on only 62 days with an average trading volume for the year of only 1,173 shares per day.  The market value of the average daily trading volume in 2005 (through July 18, 2005) has been only about $450.  Because the stock is so thinly traded, there is not sufficient liquidity in the market for our stock to absorb larger transactions without a significant impact on the market price of our stock.  The board of directors believes it is doubtful that our common stock would ever achieve significant market value with an active and liquid market.  Accordingly, the board determined that HIA’s shareholders were not benefiting from HIA’s status as a public company and that it would be in the best interest of HIA and its shareholders for HIA to be privately held.

Potential Disadvantages of the Reverse Split Transaction

In conjunction with its consideration of the positive aspects of the reverse split transaction, the board of directors also considered the potential negative factors associated with effecting the reverse split and going private.

Inability for Public Shareholders to Participate in Future Growth of HIA. The board of directors considered the fact that the ownership interest of shareholders who own fewer than 45,000 shares of HIA’s common stock would be terminated as a result of the reverse split transaction and that such shareholders would not have the opportunity to participate in the future growth of HIA.  However, the board noted that HIA’s revenue has been flat for the past three fiscal years and that management does not anticipate significant growth in the company’s revenue in the foreseeable future.  Accordingly, the board believes that the value to be paid to those shareholders in the reverse split transaction adequately reflects HIA’s future prospects, based on current financial projections and the valuation analyses performed by St. Charles Capital.

Large One-Time Cost of Undertaking the Going Private Transaction. The board of directors also considered the estimated cost of purchasing fractional shares of $1,200,000 and the expenses associated with the reverse split, which are estimated to be approximately $160,000.  However, the board determined that the cost savings that HIA expects to realize as a result of no longer having to comply with the SEC’s filing and reporting requirements will outweigh the one time costs associated with the reverse split.

Income Tax Liability for Shareholders Who Receive Cash in Exchange for Fractional Shares.  Shareholders of HIA receiving cash in lieu of fractional shares in the reverse split transaction will be subject to federal income taxes and possibly state taxes.  See “Special Factors  Federal Income Tax Consequences.”

The board reviewed these potential negative aspects of the reverse split transaction and determined that they are outweighed by the benefits described above.

Fairness Determination of HIA’s Board of Directors

The board of directors of HIA unanimously determined that the reverse split transaction is substantively fair to HIA’s unaffiliated shareholders, including shareholders who will receive cash as well as those, other than the Principal Shareholders, who will retain shares of common stock after the reverse split transaction.  The board also considered whether the reverse split transaction is procedurally fair to HIA’s shareholders, including shareholders who are unaffiliated with HIA.  Although the board would have preferred to utilize one or more additional external procedural safeguards to protect the interests of HIA’s unaffiliated shareholders, the board did not believe that any of those safeguards were available to HIA as a practical matter for the reasons set forth below.  However, the board concluded that the reverse split transaction is procedurally fair to HIA’s minority shareholders based upon their determination that the fairness opinion rendered by St. Charles Capital, LLC, an independent financial advisor, is an adequate procedural safeguard.

Substantive Fairness

The board considered numerous factors, discussed below, in reaching its conclusion as to the substantive fairness of the transaction to our shareholders, including both affiliated and unaffiliated shareholders.  The board did not assign any specific weights to the factors listed below.  Moreover, in their considerations, individual directors may have given differing weights to different factors.

Historical Market Prices of HIA’s Common Stock.  HIA’s common stock is quoted on the OTC Bulletin Board.  The common stock is very thinly traded.  During 2004, the stock traded infrequently with reported trades occurring on only 62 days with an average daily trading volume of only 1,173 shares.

The board also reviewed high and low sales prices for the common stock from January 1, 2003 to July 18, 2005, which ranged from $0.17 to $0.75 per share.  The board observed that the company’s stock traded between $0.20 and $0.30 per share before September 2003, when the company announced an issuer tender offer to purchase shares at a price of $0.50 per share.  Since the issuer tender offer, the company’s stock has traded between $0.40 and $0.60 per share.  The board noted that the price to be paid in the reverse split transaction represents a 20% premium to the average closing price of HIA’s stock during that period.  You should read the discussion under “Financial Information – Market Prices and Dividend Information” for more information about our stock prices.  The last sale price of HIA’s common stock before we announced the going-private transaction was $0.43 on August 26, 2005.

Going Concern Value.  The board also considered HIA’s value as a going concern based on the analyses performed by St. Charles Capital, which indicated a share price of between $0.30 and $0.42 as the implied equity value of HIA’s common stock.  As described below under “Opinion of the Financial Advisor,” St. Charles Capital compared multiples of EBITDA and revenue of comparable SEC reporting companies with those of HIA and performed discounted cash flow valuations of HIA’s common stock.  The board noted that the consideration to be paid to shareholders in the reverse split transaction exceeds the highest equity value implied by St. Charles Capital’s analyses.

Book Value.  As of May 31, 2005, the net book value per share of HIA’s common stock was $0.66 ($0.64 on a fully-diluted basis).  Although book value was a factor that was considered by the board among others in determining the consideration to be paid to cashed-out shareholders in the reverse split transaction, the board determined that it was not directly relevant because book value is a historical accounting number and does not necessarily reflect the value that HIA would receive for its assets in liquidation.

Liquidation Value.  The board also considered the likely value that our shareholders would receive upon liquidation of HIA.  St. Charles Capital’s valuation report estimated the liquidation value of HIA to be approximately $0.27 per share.  In calculating liquidation value, St. Charles Capital applied discounts of 15% and 40%, respectively, to the book values of HIA’s receivables and inventory, to more accurately reflect the likely value of these assets in the event of liquidation.  The board did not conduct an independent liquidation value analysis of HIA and adopted the analysis of St. Charles Capital.  St. Charles Capital’s calculation of Liquidation Value is described below under “Opinion of St. Charles Capital.”

Purchase Price Paid in Prior Issuer Tender Offer.  In the fourth quarter of 2003, HIA conducted an issuer tender offer to purchase up to 1,500,000 shares of its common stock at a price of $0.50 per share.  The offer expired October 31, 2003, and HIA purchased a total of 1,430,390 shares for an aggregate purchase price (including expenses) of $735,000.  In determining the price to be paid to shareholders who are cashed out in the reverse split, the board of directors considered the fact that the price being offered in this transaction represents a 20% premium over the price paid in the 2003 issuer tender offer.  See “Financial Information – Prior Purchases of HIA Common Stock.”

Fairness Opinion.  The board considered the opinion of St. Charles Capital rendered to the board on July 28, 2005 to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the cash consideration to be paid in the going private transaction is fair, from a financial point of view, to HIA’s shareholders, including unaffiliated shareholders.  You should read the discussion under “Special Factors – Opinion of St. Charles Capital” and the opinion of St. Charles Capital attached as Annex B to this information statement.

Opportunity to Liquidate Shares of Common Stock.  The board considered the opportunity the transaction presents for our public shareholders to liquidate their holdings without incurring brokerage costs, particularly given the lack of a public market for shares of HIA’s common stock.

Absence of Takeover Offers.  The board also noted that HIA has not received any firm offers for (i) the merger or consolidation of HIA into or with such person, (ii) the sale or other transfer of all or any substantial part of the assets of HIA, or (iii) the purchase of a number of shares of common stock that would enable the holder thereof to exercise control of HIA.

After consideration of the foregoing information, the board determined that $0.60 per share is a fair price to be paid for fractional shares resulting from the reverse split.

Procedural Fairness

When approving the transaction, the board noted that HIA did not employ certain procedural safeguards that are available for going private transactions.

First, the board did not establish a committee of independent directors to consider and approve the reverse split transaction.  HIA has only three directors, each of whom is a Principal Shareholder who owns a substantial number of shares of HIA’s common stock and will benefit from an increase in his percentage ownership of HIA after the reverse split transaction.  The board believed that it would be extremely difficult to find a qualified person who would be willing to serve on HIA’s board of directors for the sole purpose of considering the fairness of the reverse split transaction and that, if such a person could be found, the company would be required to pay significant compensation for his or her services.  The board concluded that the time and expense of identifying and retaining such a person was not justified in light of the small size of the transaction.

The board did not retain an independent representative to act on behalf of unaffiliated shareholders of HIA in connection with the reverse split transaction.  The board noted that the company did not have a large unaffiliated shareholder who might be willing to serve in that capacity.  Accordingly, it would be necessary to identify a person who had no prior relationship with the company and would need to spend substantial time becoming familiar with the company in order to serve in that capacity.  Even if such a person could be found, the time required and the accompanying exposure to possible liability would mean that the company would be required to pay significant compensation.  The board concluded that the time and expense of identifying and retaining such a person was not justified in light of the small size of the transaction.

The board also did not structure the transaction so that approval of at least a majority of HIA’s unaffiliated shareholders is required.  Under New York law, a reverse split requires the approval of a majority of the outstanding shares of HIA’s common stock, regardless of whether the shares are held by affiliates or non-affiliates of HIA.  The board expressed concern that participation by small shareholders would be insufficient to constitute a quorum of unaffiliated shareholders and did not want to jeopardize the reserve split transaction by imposing an approval requirement over and above that which is required by New York law.  Based on the company’s experience in the issuer tender offer made in 2003, it expects that it will be unable to locate a significant number of the unaffiliated shareholders who have moved without providing new addresses to the company.  Further, many shareholders have forgotten that they own HIA stock and so do not pay attention to materials received from the company.  Finally, the small dollar value of most unaffiliated shareholders’ stock holdings does not motivate them to respond to mailings from the company, even if they take the time to read the materials.  Based on this past experience, the board concluded that there was a high likelihood that a requirement for approval by unaffiliated shareholders would result in the reverse split not being approved, not on the basis of substantive objections by shareholders, but rather because not enough shareholders would vote.

Finally, HIA has not made any provision in connection with the transaction to grant unaffiliated shareholders access to HIA’s corporate files or to obtain counsel or appraisal services at HIA’s expense.  With respect to unaffiliated shareholders’ access to HIA’s corporate files, the board determined that this information statement, together with HIA’s other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the transaction.  The board also considered the fact that under New York corporate law, and subject to certain conditions set forth in New York law, shareholders have the right to review HIA’s relevant books and records of account.  The board did not consider these steps necessary to ensure the fairness of the transaction proposal.  The board determined that such steps would be costly and would not provide meaningful additional benefits.

The board weighed carefully whether these safeguards would be necessary in order to make the proposed transaction procedurally fair to HIA’s shareholders, including unaffiliated shareholders, and concluded that the transaction is procedurally fair notwithstanding the absence of these safeguards.  The reverse stock split will apply equally to all shares of HIA common stock, whether held by affiliated or unaffiliated shareholders.  The shareholders who will continue to own stock in the company, including the Principal Shareholders, will also receive cash for fractional shares at the rate of $0.60 per pre-split share.  Most importantly, the board retained St. Charles Capital to assess whether the price that the board established was fair from a financial standpoint.  Because St. Charles Capital is not affiliated with the board of directors, the board viewed St. Charles Capital’s fairness opinion as an adequate procedural safeguard for HIA’s unaffiliated shareholders.

Fairness Determination of the Principal Shareholders

The Principal Shareholders, each of whom may be deemed a “filing person” for purposes of the Schedule 13E-3, have adopted the analysis and conclusions of the board of directors regarding the material factors upon which the board determined that the reverse split transaction is substantively and procedurally fair to HIA’s unaffiliated shareholders.

No Recommendation of the Board or Principal Shareholders

Because the Principal Shareholders will be among the few remaining shareholders after the reverse split transaction, a conflict exists between the interests of the Principal Shareholders and HIA’s public shareholders.  Accordingly, the neither the Principal Shareholders individually nor the board of directors makes any recommendation regarding whether shareholders should vote for or against the reverse split transaction.

The Principal Shareholders, who constitute all of the directors and executive officers of HIA, have advised HIA that they intend to vote their shares in favor of the transaction.  As of August 29, 2005, the Principal Shareholders owned a total of 7,658,597 shares of HIA common stock, or approximately 77% of the total shares entitled to vote at the special meeting.  As such, approval of the reverse split transaction is assured.

Opinion of St. Charles Capital

HIA engaged St. Charles Capital, LLC on March 10, 2005 to render an opinion with respect to the fairness, from a financial point of view, of the price to be paid to shareholders who will receive cash in the proposed reverse split transaction.  In connection with its fairness opinion, St. Charles prepared a valuation of the shares of HIA common stock using the methodologies described below.  St. Charles, as part of its investment banking business, regularly values businesses and their securities in connection with capital market transactions, mergers and acquisitions, private placements and valuations for estate, corporate and other purposes. HIA selected St. Charles based upon the qualifications, expertise and reputations of St. Charles and its principals.

In May of 2005, St. Charles delivered an initial valuation report, which set forth the analyses performed by St. Charles in connection with its fairness opinion.  Based on these analyses, St. Charles concluded that the consideration of $0.60 in cash per share of HIA common stock was fair to the HIA shareholders who will receive cash in the proposed reverse split transaction, from a financial point of view, as of that date.  In its initial valuation report, St. Charles applied a 29.9% discount in the valuation methodology based on comparable company acquisition transactions, which methodology is described below.  This discount was designed to reflect the difference between the price paid in the transactions and the public trading prices of the comparable companies’ stock prior to the announcement of the transaction, which was deemed by St. Charles to represent the control premium paid in the transaction.  The initial valuation report also included a 10% marketability discount in the comparable public company valuation analysis, which analysis is described below.  HIA requested that St. Charles revise its valuation analyses to reduce the amount of the control premium adjustment, to more accurately characterize the 10% discount as a lack of liquidity discount and to update the analysis for HIA’s reported quarterly financial results for the quarter ended May 31, 2005.

On July 28, 2005, St. Charles delivered its written opinion, together with a final valuation report that contained a summary of the analyses performed by St. Charles in connection with such opinion, that, as of July 28, 2005, subject to and based upon the various qualifications and assumptions set forth in its written opinion, the consideration of $0.60 in cash per share of HIA common stock to be paid to shareholders who will receive cash in the proposed reverse split transaction, was fair to such shareholders from a financial point of view.  The full text of St. Charles’ written opinion to HIA’s board of directors, which sets forth the assumptions made, matters considered, and the limitations in the scope of review by St. Charles, is attached as Annex B.  Shareholders are urged to read the opinion carefully and in its entirety in conjunction with this Information Statement.

The opinion addresses only the fairness, from a financial point of view, as of the date of the opinion, of the consideration to be received by the HIA shareholders who will receive cash in the proposed reverse split transaction.  The opinion does not address any other aspect of the proposed transaction and does not constitute a recommendation to any shareholder of HIA as to how such shareholder should vote at the special meeting described in this Information Statement.

The following is a summary of the analyses performed by St. Charles in connection with its fairness opinion.  The opinion is attached to this information statement as Annex B.  The final valuation report, which describes the analyses performed by St. Charles in connection with its fairness opinion, is filed as an exhibit to the Transaction Statement on Schedule 13E-3 filed with the SEC in connection with the reverse split transaction.  The following summary is qualified in its entirety by the full text of the fairness opinion and the valuation report.

In connection with rendering its opinion, St. Charles reviewed and analyzed, among other things, the following:

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the proposed terms of the reverse split transaction as described in this Information Statement;

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certain publicly available financial statements and other information of HIA, including the HIA’s annual reports on Form 10-K for fiscal years 2003 and 2004 and quarterly reports on Form 10-Q for each quarter in 2004 and for the first and second fiscal quarters of 2005;

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certain other internal information, primarily financial in nature, including projections concerning the business and operations of HIA furnished to St. Charles by HIA for purposes of  St. Charles’ analysis (a summary of such projections is set forth below under the discussion of St. Charles’ discounted cash flow analysis);

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the historical stock price and trading volume of the shares of HIA common stock;

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the business and prospects of HIA through meetings and discussions with management;

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the historical price, trading activity and financial performance of comparable public companies;

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relevant precedent merger and acquisition transactions involving companies similar to HIA;

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research on appropriate adjustments for control, size and illiquidity; and

•

other matters St. Charles believed appropriate to St. Charles’ inquiry.

The opinion provided by St. Charles to HIA was necessarily based upon economic, monetary, financial market and other relevant conditions as of the dates thereof. In connection with its review and arriving at its opinion, St. Charles relied upon the accuracy and completeness of the financial information and other pertinent information provided by HIA to St. Charles for purposes of rendering its opinion.  St. Charles did not assume any obligation to verify independently any of the provided information as being complete and accurate in all material respects.  With regard to the financial forecasts established and developed by HIA, St. Charles assumed that these materials had been reasonably prepared on bases reflecting the best available estimates and judgments of HIA as to the future performance of HIA and that the projections provided a reasonable basis upon which St. Charles could formulate its opinion.

In connection with rendering its fairness opinion to HIA’s board of directors, St. Charles performed the following five valuation analyses: (i) a comparison of HIA with certain publicly traded companies deemed comparable to HIA, (ii) a comparison of the consideration to be paid in the reverse split transaction of $0.60 per share with the implied per share prices in merger and acquisition transactions involving wholesale and distribution companies of comparable size to HIA, (iii) an analysis of the present value of HIA’s projected future cash flows available for distribution to its equity security holders, (iv) an analysis of HIA’s liquidation value, and (v) an analysis of the historical trading prices of HIA’s common stock as reported on the OTC Bulletin Board.  Each of these analyses is briefly summarized below.  Such summary of analyses does not purport to be a complete description of the analyses performed by St. Charles.  Moreover, St. Charles believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete understanding of the scope of the process underlying the analyses and the opinion derived from them.  The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, St. Charles also considered HIA’s history, business, market conditions, competition, seasonality and other factors believed relevant, including general economic, market and financial conditions. Furthermore, St. Charles drew from its past experience in similar transactions, as well as its experience in the valuation of companies and securities. Any estimates in St. Charles’ analyses were not necessarily indicative of actual future results or values, which may diverge significantly more or less favorably from such estimates.  Estimates of company valuations do not purport to be appraisals of the company’s assets, properties, liabilities or properties.  St. Charles assigned an equal significance to each analysis that it performed in deriving its opinion.

Valuation Scope.  St. Charles was hired to value HIA on a single share basis.  In utilizing the different valuation approaches, careful consideration was given to the appropriate use of each methodology in the valuation of HIA’s common stock on a single share basis.  To this end, St. Charles applied, where appropriate, adjustments to account for the fact that HIA was being valued on a non-control basis and for the fact that HIA’s stock is relatively illiquid when compared to the public comparable group.

Comparable Company Analysis.  The comparable company analysis is a widely used valuation methodology in which the enterprise value of a company is determined based upon the trading multiples of comparable publicly traded companies.  St. Charles reviewed the public market valuations of companies deemed similar to HIA from a business and financial standpoint.  The trading multiples referenced in this section represent valuations at which a single share of each company trades in the open market.

The companies in the guideline comparable group were chosen based on the following parameters:

•

companies involved in the distribution and/or wholesale trade of products; and

•

companies with latest twelve months (“LTM”) Earnings Before Interest, Taxes, and Depreciation (“EBITDA”) margins of 2.0% to 10.0%.

The search resulted in a guideline comparable company group consisting of 8 companies.  The comparable companies chosen were:

•

ACR Group, Inc.;

•

DXP Enterprises, Inc.;

•

Goodfellow Inc.;

•

Huttig Brudding Products, Inc.;

•

LESCO, Inc.;

•

PW Eagle Inc.;

•

Waxman Industries, Inc.; and

•

Western Power & Equipment Corp.

The following table represents a summary analysis of the guideline comparable company group based on market prices as of July 19, 2005, and the latest publicly available financial data for each company.  For ease of comparison, certain of the same information is presented for HIA.  HIA’s financial data is for the twelve months ended May 31, 2005.

$ in millions	Mean	Median	HIA

Market Capitalization	$70.9	$40.7	$4.3
Enterprise Value (“EV”)	$115.4	$95.1	(1)
LTM Revenue	$377.4	$312.1	$35.3
LTM EBITDA	$15.7	$11.7	$1.3
LTM EBITDA Margin	4.7%	4.2%	3.8%
EV / LTM Revenues	0.31x	0.29x	(1)
EV / LTM EBITDA	6.9x	6.8x	(1)
Price / LTM Earnings	9.0x	8.3x	(1)

         (1)  No values are given for HIA because EV (and price) are the values to be derived from the comparable company analysis.  For purposes of comparison, based on the trading value of HIA’s common stock on July 19, 2005, HIA’s enterprise value would have been $7.8 million.

St. Charles’ analysis of the above comparable public company group implied a reference valuation range for HIA of between $0.35 and $0.42 per share.  In examining these comparable companies, St. Charles calculated the enterprise value of each company as a multiple of its trailing twelve month revenues, EBITDA and earnings.  The enterprise value of a company is equal to the fully diluted common equity value plus debt and the liquidation value of outstanding convertible preferred stock, if any, minus cash and the asset value of certain other assets including minority interests in other entities.  In calculating the enterprise value of each comparable company, St. Charles used the trading price of its public equity as the basis for computing fully diluted common equity value.  Because most of the comparable public companies used in this valuation are significantly larger than HIA, St. Charles applied size discounts to the multiples on a company by company basis to more accurately reflect the valuation associated with a company of HIA’s size.  The discounts used ranged from zero to 26.2%, depending on the size of the comparable company.  St. Charles also applied a 10% illiquidity discount in order to adjust for the fact that HIA’s stock is less liquid than that of many of the comparable public companies.  St. Charles then applied the adjusted multiples for the comparable companies to HIA’s trailing twelve month revenues, EBITDA and earnings to arrive at a range of comparable enterprise values for HIA.  To find the value of HIA’s common equity, the enterprise values were adjusted by subtracting debt and adding cash.  These equity values were then divided by HIA’s fully diluted shares to yield the $0.35 to $0.42 per share reference values given above.

Comparable Transaction Analysis.  The comparable transaction analysis is similar to the comparable company analysis in that the value of a company is analyzed based upon multiples of other companies.  However, in the comparable transaction analysis, enterprise value is calculated based on transaction values instead of historical trading prices. Because the values reflected in the comparable transaction analysis included an inherent control premium, St. Charles applied an adjustment to eliminate that premium.  To determine the amount of the discount, St. Charles calculated the median control premium that was paid in 2004 for companies smaller than $25 million in size, based on the difference in the target’s stock price on the first trading day after the transaction was announced and its stock price 30 days prior to that date.  St. Charles determined that the median control premium during 2004 was 21.4% and, accordingly, applied an adjustment of 17.6% (representing the inverse of 21.4%) to eliminate the control premium from the values reflected in the comparable transactions.

St. Charles reviewed and compared actual information for a group of 11 guideline comparable merger transactions, announced since July 31, 2002, deemed pertinent to an analysis of the merger.   The transactions in this guideline comparable group were chosen based on the following parameters:

•

transactions involving wholesale and distribution companies;

•

transactions between $1 million and $10 million in consideration;

•

Earnings Before Interest and Taxes (“EBIT”) margin between 2.0% and 10.0%; and

•

transactions with publicly available information on terms.

St. Charles calculated multiples of enterprise value to revenue and EBITDA and price to earnings for each of the comparable transactions.  The following table represents a summary analysis for the comparable merger transaction group based on publicly announced transaction data.  For purposes of comparison, some of the same information is given for HIA.

$ in millions	Mean	Median	HIA

Enterprise Value	$3.41	$3.03	(1)
LTM EBIT Margin	5.7%	5.9%	3.4%(2)
EV / LTM Revenues	0.39x	0.40x	(1)
EV / LTM EBITDA	5.8x	5.4x	(1)
Price / LTM Earnings	9.5x	10.1x	(1)

      (1) No values are given for HIA because enterprise value (and price) are the values to be derived from the comparable transaction analysis.  For purposes of comparison, based on the trading value of HIA’s common stock on July 19, 2005, HIA’s enterprise value would have been $7.8 million.

      (2)  HIA’s information represents latest twelve months data as of May 31, 2005

St. Charles’ analysis of the above comparable merger transaction group implied a reference valuation range for HIA of between $0.25 and $0.82 per share, after giving effect to the control premium adjustment described above.  St. Charles noted that the high valuation of $0.82 per share implied by the Enterprise Value to Revenue multiple was due in large part to the substantially higher median EBIT margins of the comparable companies.  The comparable median EBIT margin of 5.9% is 73.5% greater than the LTM EBIT margin of 3.4% for HIA.  Companies like HIA with lower EBIT margins would expect to receive lower multiples of revenue as they generate less profit per dollar of revenue.

As seen in the table above, St. Charles’ search of recent transactions involving distribution companies with enterprise values in the $1 MM to $10 MM range returned transactions skewed towards the lower level of the range. Because of this, St. Charles also looked at a broader range of recent transactions with enterprise values in the $3 MM to $10 MM range to ensure that the data set was not understating the multiples that would likely be paid for a company of HIA’s size.  The resulting guideline comparable group included 16 transactions announced since January 1, 2004 and were chosen based on the following parameters:

•

transactions involving targets in all industries except the technology sector;

•

transactions between $3 million and $10 million in enterprise value; and

•

transactions involving targets with EBIT margins between 1.0% and 10.0%.

The following table represents a summary analysis for the national comparable merger transaction group and HIA based on publicly announced transaction data.  For purposes of comparison, some of the same information is given for HIA.

$ in millions	Mean	Median	HIA

Enterprise Value	$4.56	$3.97	(1)
LTM EBIT Margin	6.0%	5.6%	3.4%(2)
EV / LTM EBITDA	6.2x	5.9x	(1)
Price / LTM Earnings	10.4x	9.1x	(1)

(1)  No values are given for HIA because EV (and price) are the values to be derived from the comparable transaction analysis.  For purposes of comparison, based on the trading value of HIA’s common stock on July 19, 2005, HIA’s enterprise value would have been $7.8 million.

(2)  HIA’s information represents latest twelve months data as of May 31, 2005

St. Charles’ analysis of this group of merger transactions implied a reference valuation range for HIA of between $0.30 and $0.50 per share, after giving effect to the control premium adjustment described above.

Discounted Cash Flow Analysis.  St. Charles performed a discounted cash flow analysis with regard to HIA under various scenarios. In a discounted cash flow analysis free cash flows (EBITDA minus taxes, capital expenditures and changes in working capital) are projected for future years and then discounted back to the present to determine the net present value of the stream of free cash flow. St. Charles assumed that HIA performed in accordance with the financial statement forecasts from 2005 through 2010, furnished to St. Charles by HIA’s senior management.  St. Charles estimated the terminal value of the Company in 2010 by using multiples of earnings, EBITDA, and revenue based on the comparable public company group’s median multiples. The terminal multiples used were 6.3x earnings, 5.3x EBITDA and 0.20x revenues.  The terminal values resulting from these multiples were then averaged and that average was discounted from 2010 to arrive at a present value.  The discounted present values of the free cash flow and the average terminal value were added to yield an assumed enterprise value.  The assumed enterprise value was adjusted by subtracting debt and adding cash to arrive at equity value.  The equity value was divided by the outstanding shares of common stock (assuming options remained unexercised) to arrive at a per-share value.  St. Charles capital performed a sensitivity analysis on the discounted cash flow valuation approach using discount rates ranging from 15% to 17%, which were considered representative of HIA’s weighted average cost of capital, and terminal values ranging from $9.5 million to $11.5 million.  That analysis yielded reference values for HIA ranging from $0.30 to $0.45 per share.

Liquidation Value / Book Value Analysis.  St. Charles examined the shareholders’ equity balance (book value) of HIA at May 31, 2005 and used it to derive an approximated liquidation value for HIA.  St. Charles analyzed HIA’s shareholders’ equity on both an as-reported GAAP basis and on a liquidation value basis derived by applying discounts of 15% and 40% to HIA’s receivables and inventory, respectively, to more accurately reflect their value in the event of liquidation.  St. Charles’ liquidation / book value analysis implied a reference valuation range for HIA of between $0.27 (based on liquidation value) and $0.64 per share (based on book value).

Analysis of Historical Stock Trading Prices.  As a final valuation method, St. Charles examined HIA’s historical trading history and current stock price as of July 18, 2005.  The table below summarizes this data.

	HIA Stock Price
	High	Low	Average
July 18, 2005	$0.43	$0.43	$0.43
YTD July 18, 2005	$0.59	$0.35	$0.46
52 Weeks Ended July 18, 2005	$0.75	$0.35	$0.50

St. Charles also noted that in the 21 months prior to HIA’s announcement of a $0.50 tender offer in September 2003, HIA’s stock traded in a range of $0.11 to $0.37.

Valuation Summary.  St. Charles considered valuations implied from each of the valuation methods described above, which indicated a range of midpoint equity values for HIA of $0.38 to $0.54 per share.  St. Charles considered that in its judgment, no single approach is more appropriate than any other in determining the value of HIA’s common stock.  Accordingly, St. Charles weighted each approach equally.  The following table summarizes value indications from each of the valuation methodologies employed by St. Charles.

	Price Per Share
Valuation Methodology	Low		High	Midpoint
Comparable Public Companies	$0.35	$0	$0.42	$0.38
Precedent Transactions – Similar Industries	$0.25		$0.82	$0.54
Precedent Transactions – Similar Size	$0.30		$0.50	$0.40
Discounted Cash Flow	$0.30		$0.45	$0.37
Liquidation Value	$0.27		$0.64	$0.46
Historical Trading Prices	$0.35		$0.59	$0.47

No company used as a comparison in the above analyses is identical to HIA and no other transaction is identical to a hypothetical sale of HIA.  Accordingly, an analysis of the results of the foregoing is not purely mathematical; rather, such analyses involve complex considerations and judgments concerning differences in financial market and operating characteristics of the companies and other factors.

For its valuation services provided to HIA, St. Charles has been paid fees of $60,000.  In addition, HIA has agreed to reimburse St. Charles for all reasonable out-of-pocket expenses incurred by it on HIA’s behalf, as well as to indemnify St. Charles against certain liabilities, including any which may arise under the federal securities laws.

A copy of St. Charles’ valuation report setting forth the analyses performed by St. Charles in connection with its fairness opinion will be available at HIA’s principal executive offices during regular business hours for inspection and copying by any interested shareholder or his or her representative who has been so designated in writing.  HIA will transmit a copy of St. Charles’ valuation report to any shareholder of HIA or his or her representative who has been so designated in writing at the expense of the requesting shareholder.  In addition, St. Charles’ fairness opinion accompanies this Information Statement as Annex B, and copies of the valuation reports have been filed with the Securities and Exchange Commission as exhibits to HIA’s Rule 13e-3 Transaction Statement on Schedule 13E-3, which is available through the SEC’s World Wide Web site.  See “Where You Can Find More Information” for details.

Certain Effects of the Transaction

Rights, Preferences and Limitations. The reverse split will not affect the rights, preferences or limitations of our common stock.  If the reverse split is approved and implemented, each Principal Shareholder’s percentage interest will increase as a result of the elimination of fractional shares.  There will be no differences with respect to dividend, voting, liquidation or other rights associated with our common stock before and after the reverse split.

Holders of fewer than 45,000 shares of HIA common stock will no longer have any voting or ownership rights in HIA after the reverse split is effected. As a result, such holders will no longer be able to participate in any future growth of HIA.

Effect on Market for Shares.  After the reverse split transaction, HIA estimates that there will be approximately 180 shares of common stock outstanding held by eight shareholders, including the three Principal Shareholders: Carl J. Bentley, Alan C. Bergold and Donald L. Champlin.  As a result, there will be no organized market for HIA’s shares following the reverse split.  Even though HIA’s common stock is currently very thinly traded, this will have a further adverse effect on the liquidity of the common stock.

HIA has no current plans to issue additional shares of stock, but HIA reserves the right to do so at any time and from time to time at such price and on such terms as the Board of Directors determines to be in the best interests of HIA and its then shareholders.  Persons who continue as shareholders following implementation of the reverse split will not have any preemptive or other preferential rights to purchase any of HIA’s stock that may be issued by HIA in the future, unless such rights are currently specifically granted to such shareholder.

Termination of Exchange Act Registration of Common Stock. HIA intends to terminate the registration of its common stock with the SEC under the Exchange Act as soon as practicable after the reverse split transaction has been approved by HIA’s shareholders.  Rules adopted by the SEC allow HIA to terminate the registration of its common stock under the Exchange Act if the common stock is no longer held by 300 or more shareholders of record.  Termination of registration of HIA’s common stock under the Exchange Act would substantially reduce the information required to be furnished by HIA to its shareholders and would make the reporting provisions of the Exchange Act no longer applicable to HIA.  However, HIA will continue to be subject to the general anti-fraud provisions of federal and applicable state securities laws.

Upon termination of registration of the common stock under the Exchange Act, executive officers, directors and other affiliates would no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including without limitation the reporting and short-swing profit provisions of Section 16 thereof.

Stock Options.  As of July 18, 2005, employees and directors of HIA held options to purchase an aggregate of 725,000 shares of HIA common stock.  All of those options are fully vested and exercisable and have exercise prices that are below the $0.60 cash consideration to be paid in lieu of fractional shares in the reverse split transaction.  To the extent not exercised prior to the reverse split transaction, all of the options will continue to be outstanding after the transaction, but the options will be adjusted to reduce the number of underlying shares and increase the exercise price per share in proportion to the reverse split ratio.  Holders of options not exercised before the transaction will hold stock options in HIA as a private company.  Those shareholders will benefit from any future appreciation in the value of HIA after the transaction and will assume the risk of any future downturns in the business of HIA after the transaction.

Directors and Officers.  HIA intends that its current directors and officers will continue to serve as the directors and officers of HIA immediately following the effectiveness of the reverse split transaction.  In connection with the termination of HIA’s registration and reporting obligations under the Exchange Act, HIA may substantially reduce or eliminate its directors and officers liability insurance coverage.

Federal Income Tax Consequences

Summarized below are the material federal income tax consequences to HIA and its shareholders resulting from the transaction.  This summary is based on existing U.S. federal income tax law, which may change, even retroactively.  This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances.  Many shareholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules.  Other shareholders may also be subject to special tax rules, including but not limited to shareholders who received HIA common stock as compensation for services or pursuant to the exercise of an employee stock option, shareholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes, or shareholders who are related to other HIA shareholders.  In addition, this summary does not discuss any state, local, foreign, or other tax considerations.

This summary assumes that you are one of the following:

•

a citizen or resident of the United States;

•

a corporation or other entity taxable as a corporation created or organized under U.S. law (federal or state);

•

an estate the income of which is subject to U.S.  federal income taxation regardless of its sources; or

•

a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

This summary also assumes that you have held and will continue to hold your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended.  Shareholders are encouraged to consult their own tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of their specific circumstances.

Federal Income Tax Consequences to HIA.  We believe that the transaction will be treated as a tax-free “recapitalization” for federal income tax purposes.  This will result in no material federal income tax consequences to HIA.

Federal Income Tax Consequences to Shareholders Who Own Fewer Than 45,000 Shares.  All shareholders who own fewer than 45,000 shares will receive cash in exchange for all of their shares of HIA common stock.  Those shareholders generally will recognize capital gain or loss in an amount equal the difference between the amount received for their cashed-out stock and their aggregate adjusted tax basis in such stock.  Under certain circumstances, however, a shareholder could recognize "dividend" income rather than capital gain.  Although dividend income is generally subject to the same tax rates as capital gain, if the cash received is treated as a dividend it would be subject to tax without any offset for the shareholder's adjusted basis in the cashed-out stock.  In addition, shareholders that are corporations may be able to exclude from income some portion of the dividend.  Shareholders are encouraged to consult their own tax advisors to determine whether and under what circumstances these dividend rules might apply.

Federal Income Tax Consequences to Shareholders Who Own More Than 45,000 Shares.  A shareholder who owns more than 45,000 shares will receive one share of HIA common stock for each whole lot of 45,000 shares owned, and cash in exchange for any additional shares held other than in a 45,000-share lot.  Because this transaction will be subject to the “boot” rules applicable to a tax-free recapitalization under the Internal Revenue Code, those shareholders will generally recognize capital gain (but not loss) in an amount equal to the lesser of (1) the excess of the sum of the aggregate fair market value of the shares of HIA common stock received in the transaction plus the cash received over the adjusted tax basis in HIA shares surrendered in the transaction; or (2) the amount of cash received in the transaction.  A shareholder's aggregate adjusted tax basis in shares of HIA common stock held immediately after the transaction will be equal to the shareholder's tax basis in the shares of HIA common stock held before the transaction, increased by any gain recognized in the transaction, and decreased by the amount of cash received in the transaction.  In some circumstances, the gain could be taxed to a shareholder as a dividend income rather than as capital gain.  However, because dividends are currently taxed at capital gain tax rates, dividend treatment generally is relevant only to shareholders that are corporations, because such shareholders usually can exclude a portion of dividends received from their taxable income.  Because these dividend and capital gain rules are complex, shareholders are urged to contact their own tax advisor to determine the precise tax treatment of the transaction.

Capital Gain And Loss.  For individuals, capital gain recognized upon the sale of assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%.  Capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates.  In addition, capital gain recognized by a corporate taxpayer will continue to be subject to tax at the income tax rates applicable to corporations.  There are limitations on the deductibility of capital losses.

Backup Withholding.  Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) in connection with the transaction to avoid backup withholding requirements that might otherwise apply.  The letter of transmittal will require each shareholder to deliver such information when the common stock certificates are surrendered following the effective time of the transaction.  Failure to provide such information may result in backup withholding.

This discussion is not intended or written to be used, and cannot be used, by any shareholder for the purpose of avoiding penalties that may be imposed on the shareholder by the Internal Revenue Service.  This discussion supports the promotion or marketing of the transactions or matters addressed herein.  Each shareholder should seek advice based on its particular circumstances from an independent tax advisor.

FEES AND EXPENSES; FINANCING THE REVERSE SPLIT TRANSACTION

The total number of fractional shares to be purchased is estimated to be approximately 2,000,000 at a cost of approximately $1,200,000.  In addition to the cash paid in lieu of fractional shares, we estimate that the expenses of the reverse split transaction would be as follows:

Legal fees	$ 60,000
Accounting fees	5,000
EDGAR filing preparation fees	2,500
Fairness Opinion fees and expenses	60,000
Printing and Mailing Costs	7,500
Transfer Agent fees	25,000
Total	$ 160,000

HIA intends to finance the reverse split with its available cash balance and with funds drawn from its existing line of credit with Wells Fargo Bank, N.A., and a three-year amortized loan from Wells Fargo Bank, N.A., in the amount of $1,000,000, with equal monthly payments of principal, plus interest at a floating rate.  HIA has received the approval of the Bank to use borrowings under the line of credit to pay cash in lieu of fractional shares in the reverse split transaction and has received a commitment letter for the three-year term loan.

Under HIA’s line of credit with the Bank, HIA will pay interest on the outstanding balance at one-half percent below the Bank's prime rate, payable monthly.  The line of credit expires and is payable in full on July 1, 2006.

HIA’s borrowings from the Bank are secured by HIA’s inventory, accounts receivable, equipment and general intangibles.  The total amount borrowed from the Bank under all loan facilities, including HIA’s line of credit, cannot exceed the lesser of $7,000,000 or a borrowing base tied to HIA’s receivables and inventory.  As of June 30, 2005, the borrowing base was $7,000,000 and the total principal amount owed to the Bank was $4,462,360. As of that date, HIA would have had approximately $2,537,640 in available borrowings under its line of credit.  Although it is not possible to predict with certainty what the borrowing base or the amount of other outstanding borrowings will be as of the closing of the reverse split transaction, HIA believes, based on an analysis of its financial condition and borrowing needs through the end of 2005, that the borrowings available from the Bank under the existing line of credit and term loan will be more than adequate to pay the $1,360,000 aggregate cost of the offer.

HIA’s ability to borrow under the line of credit is conditioned upon the absence of any default under the loan agreement with the Bank.  HIA’s loan agreement requires it to comply with certain financial ratios and other covenants which it believes are usual and customary in bank loan agreements of comparable size.  Based on an analysis of HIA’s financial condition, we believe that HIA will be in compliance with the terms and conditions of the loan agreement at the closing of the reverse split transaction.  Accordingly, we believe that financing for the costs and expenses of the reverse split transaction is assured.

If HIA is unable to borrow the funds necessary to purchase the shares in the offer under the line of credit, then HIA will attempt to procure alternative financing for the payment of cash in lieu of fractional shares.  There can be no assurance that HIA will be able to find alternative financing on acceptable terms or at all.

INTERESTS OF OFFICERS AND DIRECTORS IN THE TRANSACTION

We refer you to the information under the headings “The Parties” and “Security Ownership of Management” for information regarding our current officers and directors and their stock ownership in HIA.  As a result of the transaction, the beneficial ownership of common stock of HIA held by current officers and directors as a group will increase from 77% to approximately 97%, the collective book value as of May 31, 2005, of the shares of HIA common stock held by current officers and directors as a group will decrease from $4,696,000 on a historical basis to approximately $4,616,000 on a pro forma basis, and the collective pro rata interest of the current officers and directors as a group in the net income of HIA for the year ended November 30, 2004, would increase from $623,000 on a historical basis (based on the number of shares owned by such officers and directors as of the record date) to $743,000 on a pro forma basis.

CONDUCT OF HIA’S BUSINESS AFTER THE TRANSACTION

Other than as described in this information statement, neither HIA nor its management has any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; to sell or transfer any material amount of its assets; to change its board of directors or management; to change materially its dividend policy or its indebtedness or capitalization; or otherwise to effect any material change in its corporate structure or business.  Furthermore, there are no current plans or proposals for the acquisition or disposition by any person of HIA’s securities, other than the continuation of the practice of granting options to employees.

The fractional shares of HIA common stock for which cash is paid in the transaction will, after the transaction, be included in HIA’s authorized but unissued shares and would be available for issuance in the future.

REGULATORY REQUIREMENTS

In connection with the transaction, HIA will be required to make the following filings with federal and state governmental agencies:

•

filing of a certificate of amendment with the New York Secretary of State after the approval of the transaction by HIA’s shareholders; and

•

complying with federal and state securities laws, including HIA’s filing, prior to the date of this information statement, of a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the Securities and Exchange Commission.

DISSENTERS’ RIGHTS

Shareholders do not have appraisal rights under New York Law or under HIA’s certificate of incorporation or bylaws in connection with the transaction.  However, New York law requires that HIA pay the fair value of fractional shares if a cash payment is to be made in lieu of issuing fractional shares.  HIA believes that any shareholder would have the right to bring an action in a court of competent jurisdiction to challenge HIA’s determination as to the fair value of fractional shares resulting from the reverse split transaction.

FINANCIAL INFORMATION

Selected Historical Financial Information

The following summary of historical consolidated financial data was derived from HIA’s audited consolidated financial statements as of and for each of the years ended November 30, 2004, 2003 and 2002 and from HIA’s unaudited interim consolidated financial statements as of and for the six months ended May 31, 2005 and 2004.  This financial information is only a summary and should be read in conjunction with the consolidated financial statements of HIA and other financial information, including the notes thereto, contained in HIA’s Annual Report on Form 10-K for the year ended November 30, 2004 and Quarterly Report on Form 10-Q for the quarter ended May 31, 2005, which information is incorporated by reference in this information statement.  See “Where You Can Find More Information” and “Documents Incorporated by Reference.”

	At and for the six months ended May 31,________		At and for the Fiscal year ended November 30,__________
	2005	2004	2004	2003	2002
Balance Sheet Data:
Assets
Current Assets:
Cash	$ 5,000	$ 5,000	$ 2,000	$ 1,000	$ 7,000
Accounts Receivable (Net of Allowance)	6,809,000	5,854,000	3,599,000	3,612,000	2,702,000
Inventories	6,378,000	6,509,000	4,281,000	4,079,000	4,011,000
Other Current Assets	306,000	176,000	284,000	270,000	184,000
Total Current Assets	13,498,000	12,544,000	8,166,000	7,962,000	6,904,000

Property & Equipment (Cost)
Land	868,000	--	869,000	--	--
Buildings and Improvements	3,763,000	385,000	731,000	349,000	337,000
Equipment	1,077,000	995,000	1,054,000	1,405,000	1,387,000
Total Property & Equipment	5,708,000	1,380,000	2,654,000	1,754,000	1,724,000

Less: Accumulated Depreciation	(1,328,000)	(1,206,000)	(1,282,000)	(1,594,000)	(1,437,000)
	_________	________	_________	________	________
Net Property & Equipment	4,380,000	174,000	1,372,000	160,000	287,000

Goodwill (Net of Amortization)	1,151,000	1,151,000	1,151,000	1,151,000	1,151,000
Non-Compete Agreement (Net)	60,000	75,000	68,000	83,000	98,000
Other	171,000	211,000	199,000	211,000	204,000
Total Other Assets	1,382,000	1,437,000	1,418,000	1,445,000	1,453,000

Total Assets	$19,260,000	$14,155,000	$10,956,000	$9,567,000	$8,644,000

Liabilities
Current Liabilities:
Notes Payable to Banks	$ 4,382,000	$ 3,007,000	$ 1,717,000	$1,288,000	$1,009,000
Construction Loan	--	--	319,000	--	--
Current Mat. of LT Debt	329,000	131,000	124,000	215,000	306,000
Current Maturities of Cap Lease	31,000	--	--	--	118,000
Accounts Payable	3,580,000	3,540,000	812,000	974,000	294,000
Checks written against future deposits	646,000	533,000	223,000	342,000	86,000
Accrued payroll and bonuses	331,000	370,000	948,000	684,000	633,000
Accrued Expenses/Other	521,000	564,000	360,000	279,000	371,000
Total Current Liabilities	9,820,000	8,145,000	4,503,000	3,782,000	2,817,000

Long Term Liabilities
Long Term Debt	3,279,000	590,000	522,000	646,000	860,000
Capital Lease Obligation	62,000	--	--	--	--
Total Long Term Liabilities	3,341,000	590,000	522,000	646,000	860,000

Total Liabilities	13,161,000	8,735,000	5,025,000	4,428,000	3,677,000

Shareholders’ Equity
Common Stock	131,000	131,000	131,000	131,000	131,000
Additional Paid In Capital	3,109,000	3,109,000	3,109,000	3,109,000	3,109,000
Retained Earnings	4,212,000	3,541,000	4,056,000	3,247,000	2,527,000
Less: Treasury Stock	(1,353,000)	(1,361,000)	(1,365,000)	(1,348,000)	(800,000)
Total Shareholders’ Equity	6,099,000	5,420,000	5,931,000	5,139,000	4,967,000

Total Liabilities and Shareholders’ Equity	$19,260,000	$14,155,000	$10,956,000	$9,567,000	$8,644,000

Shares Outstanding	9,296,975	9,280,735	9,273,435	9,303,310	9,861,525
Treasury Stock	3,811,221	3,827,461	3,843,761	3,804,886	3,246,671
NBV per Share (ex.options)	0.66	0.58	0.64	0.55	0.50
Income Statement Data:
Net Sales	$16,320,000	$14,528,000	$33,495,000	$31,088,000	$31,205,000
Cost of Sales	11,124,000	9,437,000	21,857,000	20,717,000	20,840,000
Gross Profit	5,196,000	5,091,000	11,638,000	10,371,000	10,365,000

Selling, General & Administrative Expenses	4,879,000	4,597,000	10,262,000	9,132,000	9,142,000
Operating Income (Loss)	317,000	494,000	1,376,000	1,239,000	1,223,000

Other Income (Expense):
Interest Income	27,000	34,000	77,000	67,000	87,000
Interest Expense	(130,000)	(79,000)	(172,000)	(172,000)	(232,000)
Misc. Income (Expense)	40,000	15,000	37,000	38,000	40,000
Total Other Income (Expense)	(63,000)	(30,000)	(58,000)	(67,000)	(105,000)

Income Before Tax	254,000	464,000	1,318,000	1,172,000	1,118,000
Income Tax	(98,000)	(170,000)	(509,000)	(452,000)	(422,000)
	_______	________	________	________	________
Net Income (Loss)	$ 156,000	$ 294,000	$ 809,000	$ 720,000	$ 696,000

Income (Loss) Per Share-Diluted	$ 0.02	$ 0.03	$ .09	$ 0.07	$ 0.07
Income (Loss) Per Share-Undiluted	$ 0.02	$ 0.03	$ 0.09	$ 0.07	$ 0.07

Weighted Average Shares Outstanding (Diluted)	9,290,389	9,315,123	9,303,363	10,105,661	10,158,000
Weighted Average Shares Outstanding (Undiluted)	9,290,389	9,315,123	9,282,641	10,105,661	10,096,000

Ratio Of Earnings to Fixed Charges	2.38	4.49	5.11	4.41	3.39

Pro Forma Consolidated Financial Statements (Unaudited)

The following unaudited pro forma consolidated balance sheets as of May 31, 2005 and November 30, 2004, and unaudited pro forma consolidated income statements for the year ended November 30, 2004, and the six months ended May 31, 2005, give effect to the following:

•

We have assumed that the transaction occurred on December 1, 2004, for the purposes of the consolidated balance sheet, and as of December 1, 2003 and December 1, 2004, respectively, with respect to the consolidated income statements for the year ended November 30, 2004 and the six months ended May 31, 2005.

•

We have assumed a total of 2,000,000 shares are cashed-out in the transaction at a price of $.60 per share for a total of $1,200,000.  Additionally, we have assumed that we will have incurred $160,000 in costs and related expenses relating to the transaction.

•

We have assumed that one million dollars ($1,000,000) of the cash required to consummate the transaction including the payment of expenses will be financed through a term loan with Wells Fargo Bank which currently provides line-of-credit financing for the company.  The loan is expected to have three-year term with equal monthly principal payments and interest at prime rate during the term of the loan.

•

We have not reflected the anticipated cost savings, estimated to be approximately $150,000 to $210,000 per year that we expect as a result of the transaction.

•

We have assumed that the Company will retire any existing treasury stock plus the 2,000,000 shares cashed out in the transaction.

The unaudited pro forma information is not necessarily indicative of the results that would have occurred had the transaction actually taken place at the respective time periods specified nor does such information purport to project the results of operations for any future date or period.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying footnotes of HIA, Inc. included in our Annual Report on From 10-K for the year ended November 30, 2004 and our Quarterly Report on From 10-Q for the quarter ended May 31, 2005, which accompany this information statement as Annex C and are incorporated herein by reference.

Pro Forma Consolidated Balance Sheet

	May 31,	November 30,
	2005	2004
Assets
Current Assets:
Cash	$ 5,000	$ 2,000
Accounts Receivable (Net of Allowance)	6,809,000	3,599,000
Inventories	6,378,000	4,281,000
Other Current Assets	306,000	284,000
Total Current Assets	13,498,000	8,166,000

Property & Equipment (Cost)
Land	868,000	869,000
Buildings and Improvements	3,763,000	731,000
Equipment	1,077,000	1,054,000
Total Property & Equipment	5,708,000	2,654,000

Less: Accumulated Depreciation	(1,328,000)	(1,282,000)

Net Property & Equipment	4,380,000	1,372,000

Goodwill (Net of Amortization)	1,151,000	1,151,000
Non-Compete Agreement (Net)	60,000	68,000
Other	171,000	199,000
Total Other Assets	1,382,000	1,418,000

Total Assets	$19,260,000	$10,956,000

Liabilities
Current Liabilities:
Notes Payable to Banks (1)	$ 4,742,000	$ 2,077,000
Construction Loan	--	319,000
Current Maturities of Long Term Debt (1)	662,000	457,333
Current Maturities of Cap Lease	31,000	--
Accounts Payable	3,580,000	812,000
Checks Written Against Future Deposits	646,000	223,000
Accrued Payroll and Bonuses	331,000	948,000
Accrued Expenses/Other	521,000	360,000
Total Current Liabilities	10,493,000	5,176,333

Long Term Liabilities:
Long Term Debt (1)	3,946,000	1,188,667
Capital Lease Obligation	62,000	0
Total Long Term Liabilities	4,008,000	1,188,667

Total Liabilities	14,501,000	6,365,000

Shareholders’ Equity
Common Stock (2)	73,000	73,000
Additional Paid In Capital (3)	454,000	442,000
Retained Earnings	4,212,000	4,056,000
Total Shareholders’ Equity	4,759,000	4,591,000
	_________	_________
Total Liabilities and Shareholders’ Equity	$19,260,000	$10,956,000

__________

(1)  Borrowings from bank to finance the reverse split transaction - $1,000,000 for three years paid monthly plus balance borrowed from existing line of credit.

(2)  Reflects retirement of treasury shares and 2,000,000 shares cashed out in the reverse split transaction.

(3)  Purchase of 2,000,000 shares in the reverse split transaction at $0.60 per share plus transaction costs of $160,000.

Pro Forma Consolidated Income Statement

	Six Months Ended May 31,	Fiscal Year Ended November 30,
	2005____	2004____

Net Sales	$16,320,000	$33,495,000
Cost of Sales	11,124,000	21,857,000
Gross Profit	5,196,000	11,638,000

Selling, General & Administrative Expenses	4,879,000	10,262,000
Operating Income (Loss)	317,000	1,376,000
Other Income (Expense):
Interest Income	27,000	77,000
Interest Expense	(182,000)	(242,000)
Misc Income (Expense)	40,000	37,000
Total Other Income (Expense)	(115,000)	(128,000)

Income Before Tax	202,000	1,248,000
Income Tax	(78,000)	(482,000)
	_________	_________
Net Income (Loss)	$ 124,000	$ 766,000

Income (Loss) Per Share-Diluted	$ 0.02	$ 0.10
Income (Loss) Per Share-Undiluted	$ 0.02	$ 0.10

Weighted Avg Shares Outstanding-Diluted	7,896,975	7,873,425
Weighted Avg Shares Outstanding-Undiluted	7,296,975	7,274,425

Fixed Charges	$ 236,000	$ 391,000
Ratio Of Earnings to Fixed Charges	1.86	4.19

Financial Projections

HIA does not as a matter of course make public projections as to future performance or earnings.  However, HIA furnished to St. Charles Capital, LLC certain financial projections that St. Charles used in connection with its valuation analyses described above under “Special Factors — Opinion of St. Charles Capital.”  These projections are summarized in the following table.  HIA did not prepare these projections with a view to public disclosure, and the projections are included in this Information Statement only because they were used by St. Charles in connection with its valuation analyses.  These projections reflect numerous assumptions about industry performance, general business conditions, and economic, market and financial conditions.  All of these matters are difficult to predict and many of them are beyond HIA’s ability to control.  Accordingly, although management of HIA believes that the assumptions underlying the projections are reasonable, there can be no assurance that HIA’s actual future results will not vary materially from those contemplated in the projections.

(Dollars in Thousands)	Historical Year Ended November 30,				Projected Year Ending November 30,
	2002	2003	2004	2005	2006	2007	2008	2009	2010

Sales	$31,205.0	$31,088.0	$33,495.0	$36,016.7	$37,817.6	$39,141.2	$40,511.1	$41,929.0	$43,396.5
Cost of Sales	20,840.0	20,717.0	21,857.0	24,131.2	25,337.8	26,224.6	27,142.5	28,092.4	29,075.7
Gross Profit	10,365.0	10,371.0	11,638.0	11,885.5	12,479.8	12,916.6	13,368.7	13,836.6	14, 20.9

SG&A Expense	9,142.0	9,132.0	10,262.0	10,444.9	10,967.1	11,350.9	11,748.2	12,159.4	12,585.0
Operating Income	1,223.0	1,239.0	1,376.0	1,440.7	1,512.7	1,565.6	1,620.4	1,677.2	1,735.9

Misc. Expense /(Income)	(40.0)	(38.0)	(37.0)	(37.0)	(37.0)	(37.0)	(37.0)	(37.0)	(37.0)
EBIT	1,263.0	1,277.0	1,413.0	1,477.7	1,549.7	1,602.6	1,657.4	1,714.2	1,772.9

Interest Expense	232.0	172.0	172.0	87.0	74.4	74.5	71.2	68.7	67.8
Interest (Income)	(87.0)	(67.0)	(77.0)	(77.0)	(77.0)	(77.0)	(77.0)	(77.0)	(77.0)
Pretax Income	1,118.0	1,172.0	1,318.0	1,467.7	1,552.3	1,605.2	1,663.2	1,722.5	1,782.1

Income Taxes	422.0	452.0	509.0	566.5	599.2	619.6	642.0	664.9	687.9
Net Income	$696.0	$720.0	$809.0	$901.2	$953.1	$985.6	$1,021.2	$1,057.6	$1,094.2

Diluted Weighted Average Shares (000's)	10,158.000	10,105.661	9,282.641	10,021.975	10,021.975	10,021.975	10,021.975	10,021.975	10,021.975

Earnings Per Share	$0.07	$0.07	$0.09	$0.09	$0.10	$0.10	$0.10	$0.11	$0.11

EBIT	$1,263.0	$1,277.0	$1,413.0	$1,477.7	$1,549.7	$1,602.6	$1,657.4	$1,714.2	$1,772.9
plus: Depreciation	236.0	172.0	149.0	73.8	92.3	111.5	131.4	152.0	173.4
plus: Amortization	15.0	15.0	15.0	15.0	15.0	15.0	15.0	8.0	0.0
EBITDA	1,514.0	1,464.0	1,577.0	1,566.5	1,657.0	1,729.1	1,803.9	1,874.2	1,946.2

Margins
Gross Margin	33.2%	33.4%	34.7%	33.0%	33.0%	33.0%	33.0%	33.0%	33.0%
SG&A Expense as % of Sales	29.3%	29.4%	30.6%	29.0%	29.0%	29.0%	29.0%	29.0%	29.0%
EBITDA Margin	4.9%	4.7%	4.7%	4.3%	4.4%	4.4%	4.5%	4.5%	4.5%
EBIT Margin	4.0%	4.1%	4.2%	4.1%	4.1%	4.1%	4.1%	4.1%	4.1%
Net Income Margin	2.2%	2.3%	2.4%	2.5%	2.5%	2.5%	2.5%	2.5%	2.5%

Growth Rate Analysis
Sales Growth Rate		(0.4%)	7.7%	7.5%	5.0%	3.5%	3.5%	3.5%	3.5%
EBIT Growth Rate		(0.6%)	10.6%	4.6%	4.9%	3.4%	3.4%	3.4%	3.4%
EBITDA Growth Rate		(3.3%)	7.7%	(0.7%)	5.8%	4.4%	4.3%	3.9%	3.8%
Operating Income Growth Rate		1.3%	11.1%	4.7%	5.0%	3.5%	3.5%	3.5%	3.5%
Net Income Growth Rate		3.4%	12.4%	11.4%	5.8%	3.4%	3.6%	3.6%	3.5%
EPS Growth Rate		4.0%	22.3%	3.2%	5.8%	3.4%	3.6%	3.6%	3.5%

Market Prices and Dividend Information

HIA’s common stock is quoted on the OTC Bulletin Board under the symbol “HIAI.OB”  Trading in HIA’s stock is very limited and sporadic, and only a handful of brokers and market makers enter quotations for HIA’s stock.  During 2004, the stock traded infrequently with reported trades occurring on only 62 days with an average daily trading volume only 1,173 shares per day.  The high and low closing bid quotations for the previous two fiscal years and for the first two quarters of the 2005 fiscal year are set forth in the table below.  The quotations reflect inter-dealer prices, without adjustment for retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

	Fiscal Year Ended November 30,
	2003		2004		2005
Quarter	High	Low	High	Low	High	Low
First	$ 0.22	$ 0.21	$ 0.51	$ 0.39	$ 0.59	$ 0.40
Second	0.22	0.17	0.55	0.37	0.54	0.35
Third	0.25	0.17	0.60	0.51	0.48*	0.40*
Fourth	0.51	0.18	0.75	0.55	--	--

________________

* Through July 18, 2005.

HIA has never declared or paid any dividends with respect to its shares of common stock. Any future payment of cash dividends will depend upon HIA’s earnings, financial condition, capital requirements and other factors deemed relevant by the Board of Directors.  HIA is currently restricted from paying cash dividends under its bank line of credit.

The last sale price of HIA’s common stock before we announced the going-private transaction was $0.43 on August 29, 2005.  As of July 18, 2005, we had 756 shareholders of record.

Recent Transactions Involving HIA Common Stock

During the fourth quarter of 2003, HIA conducted an issuer tender offer in which the company offered to purchase up to 1,500,000 shares of our common stock at a price of $0.50 per share.  The offer expired October 31, 2003, and HIA purchased a total of 1,439,390 shares for an aggregate purchase price of $735,000.  HIA has not purchased any shares in the open market during the past two years.

SECURITY OWNERSHIP OF MANAGEMENT

The following table presents information about the beneficial ownership of HIA common stock as of July 18, 2005 by each person known to HIA to be the beneficial owner of more than 5% of its common stock, by each director and executive officer of HIA, and by all directors and executive officers of HIA as a group.  It also shows their anticipated beneficial ownership after the transaction.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class (1)	Percentage of Class After Reverse Split (2)
Carl J. Bentley	2,366,153(3)	25.0%	31.6%
Alan C. Bergold	2,852,646(3)	30.1%	38.1%
Donald L. Champlin	2,439,797(3)	25.8%	32.5%
Directors and executive officers as a group	7,658,596(3)	80.90%	96.9%

___________________

(1)

Percentage ownership is calculated based upon 9,296,975 shares of HIA common stock outstanding on July 18, 2005, plus, in the case of each individual, the number of shares that may be issued upon exercise of options held by that individual which are currently exercisable or will become exercisable within 60 days.  Each person whose shares are reflected in the table has sole voting and investment power with respect to such shares.

(2)

Percentage ownership is calculated based upon 7,658,596 shares of HIA common stock that will remain outstanding after the reverse split transaction.

(3)

Includes, for each named individual 200,000 shares, and for the directors and executive officers as a group, 600,000 shares, which may be acquired pursuant to the exercise of stock options exercisable on or before December 31, 2005.

The business address of each of Messrs. Bentley, Bergold and Champlin is 1105 West 122nd Avenue, Westminster, Colorado 80234.

None of the Principal Shareholders has purchased or sold any securities of HIA during the past 60 days.  However, each of the Principal Shareholders may exercise the options described in the notes to the table above prior to the effective date of the reverse split transaction.

Each of the Principal Shareholders is a party to a Shareholders Agreement, pursuant to which each Principal Shareholder is obligated or has the option to purchase shares of HIA stock held by any other Principal Shareholder in the event of such other shareholder's death.  The purchase price per share for any such purchase is the greater of $1.75 or seven times HIA’s net profit (before taxes, management’s incentive bonuses, and HIA’s contributions to its profit sharing and 401(k) plan) for the most recent fiscal year prior to the death of the Principal Shareholder divided by the number of shares of common stock issued and outstanding as of the end of such fiscal year.  In order to fund the purchase, each Principal Shareholder purchased 15-year level term life insurance policies on the lives of the other two Principal Shareholders.  Each Principal Shareholder is obligated to purchase as many shares as may be purchased from the deceased shareholder using the proceeds of the life insurance policy and has the option to purchase any remaining shares.  The Shareholders Agreement is intended to provide liquidity to the estate of a deceased Principal Shareholder and to provide for an orderly transition of ownership.  The pricing provision is based on the amount of insurance that the Principal Shareholders were willing to purchase on each other’s lives and is not intended to reflect the fair market value of the stock.

DIRECTORS AND EXECUTIVE OFFICERS

See “The Parties  Principal Shareholders” for the names and ages of HIA’s directors and Executive Officers and a description of their employment histories for the past five years.  There are no family relationships among any of the directors or executive officers of HIA.

THE PROPOSED AMENDMENT

The following is a description of the material terms of the reverse split transaction.  A copy of the proposed amendment effecting the reverse split is attached as Annex A to this information statement and is referred to herein as the “proposed amendment.”  You should read the proposed amendment and this information statement and related appendices before deciding how to vote at the Special Meeting.

Structure of the Transaction

The transaction is a 1-for-45,000 reverse split of HIA’s outstanding common stock, with payment of $0.60 per pre-split share in cash in lieu of a fractional post-split shares.  If the transaction is approved by our shareholders and implemented by the board of directors, the reverse split is expected to occur on or as soon as practicable after the date of the special meeting (the “effective time”).

Upon consummation of the reverse split, each shareholder at the effective time will receive one share of common stock for each 45,000 shares of common stock held in his or her account at that time.  HIA will pay cash at the rate of $0.60 per pre-split share instead of issuing any fractional shares.  This cash payment will be determined and paid as described under “Conversion of Shares in the Transaction” below.

We intend to treat shareholders holding common stock in street name through a nominee (such as a broker) who is a participant in The Depository Trust Company, or DTC, in the same manner as shareholders whose shares are registered in their names.  For purposes of determining ownership of shares of common stock at the effective time, in the case of shares held by Cede & Co., as nominee for DTC, such shares will be considered to be held by the person for whose account such shares are held by a DTC participant on the effective time and, in all other cases, such shares will be considered held by the person in whose name such shares are registered on the records of HIA.  DTC participants will be instructed to effect the reverse split transaction for their beneficial holders holding common stock in street name and to provide HIA with information on how many shares must be issued to all of their accounts and how many fractional shares will be cashed out.  Shareholders that hold an aggregate of at least 45,000 shares in multiple accounts, with one or more brokers, may want to consider combining their holdings into one account if they wish to remain a shareholder rather than being cashed out.  If you hold your shares in street name through a DTC participant, and if you have any questions in this regard, we encourage you to contact your broker or other nominee.

Combination of Shares in the Transaction

At the effective time of the transaction:

•

shareholders owning fewer than 45,000 shares of HIA common stock immediately before the reverse split will receive $0.60 in cash, without interest, for each pre-split share and will no longer be shareholders of HIA; and

•

shareholders owning 45,000 or more shares of HIA common stock immediately before the reverse split will receive (a) one post-split share of HIA common stock for each 45,000 shares held before the reverse split and (b) cash in lieu of any fractional shares resulting from the reverse split at the rate of $0.60 per pre-split share.

For example, if a shareholder owns 10,000 shares of HIA common stock immediately prior to the reverse split transaction, the shareholder will receive $6,000 in cash.  If a shareholder owns 50,000 shares of HIA common stock immediately prior to the reverse split transaction, that shareholder will receive one post-split share of HIA common stock and $3,000 in cash.

HIA (along with any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) will have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to:

•

make such inquiries, whether of any shareholder(s) or otherwise, as it may deem appropriate for purposes of effecting the transaction; and

•

resolve and determine, in its reasonable discretion, all ambiguities, questions of fact and interpretive and other matters relating to the reverse split transaction, including, without limitation, any questions as to the number of shares held by any holder immediately prior to the effective time.

All such determinations by HIA shall be final and binding on all parties, and no person or entity shall have any recourse against HIA or any other person or entity with respect thereto.

For purposes of effecting the transaction, HIA may, in its reasonable discretion, but without any obligation to do so,

•

presume that any shares of HIA’s common stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or a similar name as the holder of a separate discrete account; and

•

aggregate the shares held (whether of record or beneficially) by any person or persons that HIA determines to constitute a single holder for purposes of determining the number of shares held by such holder.

Exchange of Certificates

Promptly after the transaction, HIA’s transfer agent will mail to each shareholder a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the transfer agent) and instructions to effect the surrender of the certificates in exchange for a cash payment and a certificate representing the shareholder’s post-split shares, if any.  Upon surrender of a certificate for cancellation, together with such letter of transmittal, duly completed and executed, and such other customary documents as may be required pursuant to such instructions, the holder of such certificate will receive a cash payment and a certificate representing his or her post-split shares and the surrendered certificate will be canceled.  Any certificate not surrendered to the transfer agent within 180 days after the special meeting must be surrendered directly to HIA rather than to the transfer agent.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW.  YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM HIA. LETTERS OF TRANSMITTAL WILL BE MAILED SOON AFTER THE TRANSACTION IS COMPLETED.

Time of Closing

If the transaction is approved by HIA’s shareholders, the transaction will take place when the certificate of amendment is filed with the New York Secretary of State.  HIA will file the certificate of amendment as soon as practicable after the special meeting.  The reverse split will become effective on the date and at the time specified in the certificate of amendment.

Conditions to the Completion of the Transaction

The completion of the transaction depends upon the approval of the proposed amendment that will implement the transaction by the holders of at least a majority of our outstanding shares.  The Principal Shareholders, who collectively own approximately 77% of our outstanding shares, have indicated that they intend to vote in favor of the proposed amendment.  Accordingly, approval of the amendment is assured.

Reservation of Rights

We reserve the right to abandon the transaction without further action by our shareholders at any time before the filing of the certificate of amendment with the Secretary of State of New York, even if the transaction has been authorized by our shareholders at the Special Meeting, and by voting in favor of the transaction you are expressly also authorizing us to determine not to proceed with the transaction if we should so decide.  We also reserve the right to delay the transaction if there is litigation pending regarding the transaction.

OTHER MATTERS

Management of HIA knows of no other business to be presented at the meeting.

WHERE YOU CAN FIND MORE INFORMATION

HIA files reports, information statements and other information with the SEC under the Exchange Act.  You may read and copy, at the prescribed rates, this information at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C.  20549.

The SEC also maintains an Internet world wide web site that contains reports, information statements and other information about issuers, including HIA, who file electronically with the SEC.  The address of that site is http://www.sec.gov.

HIA has filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 in respect of the transaction.  As permitted by the SEC, this information statement omits certain information contained in the Schedule 13E-3.  The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part thereof, is available for inspection or copying as set forth above or is available electronically at the SEC’s website.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows HIA to “incorporate by reference” information into this document.  This means that we can disclose important information to you be referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This document incorporates by reference the documents listed below that HIA has filed previously with the SEC.  They contain important information about HIA and its financial condition.

•

HIA’s Annual Report on Form 10-K for the year ended November 30, 2004.

•

HIA’s Quarterly Report on Form 10-Q, as amended, for the quarter ended May 31, 2005.

We also incorporate by reference any additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this document and the date of HIA’s special meeting.

Copies of HIA’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q also accompany this information statement as Annex C.  We will provide, without charge, to each person to whom this information statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all additional information that is incorporated by reference, without exhibits unless such exhibits are also incorporated by reference in this information statement.  You may obtain a copy of these documents and any amendments thereto by writing to Alan C. Bergold, President, at the following address: HIA, Inc., 1105 W. 122nd Avenue, Westminster, CO 80234, telephone (303) 394-6040.

These documents are also included in our SEC filings, which you can access electronically at the SEC’s website at http://www.sec.gov.

We have not authorized anyone to give any information or make any representation about the transaction or us that differs from, or adds to, the information in this information statement or in our documents that are publicly filed with the SEC.  If anyone does give you different or additional information, you should not rely on it.

Annex A

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

HIA, INC.

Under Section 805 of the Business Corporation Law

The undersigned, being the President of HIA, Inc. (the “Corporation”), pursuant to Section 805 of the Business Corporation Law of the State of New York, does hereby certify that:

(1)

The name of the Corporation is HIA, Inc.

(2)

The Certificate of Incorporation of the Corporation was filed with the Department of State of the State of New York on February 28, 1974.  The Corporation was formed under the name Chamberlain Development Corporation.

(3)

The Certificate of Incorporation is amended to effect a one (1) share for forty-five thousand (45,000) shares reverse stock split of the Corporation’s issued and outstanding shares of common stock, par value $.01 per share, and the payment of cash in lieu of fractional shares at the rate of $0.60 per pre-split share.

(4)

To accomplish the foregoing, the Certificate of Incorporation is hereby amended to add the following paragraphs to the end of Article 4:

“Upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the New York Business Corporation Law (the “Effective Time”), each forty-five thousand (45,000) shares of the Corporation’s common stock, par value $.01 per share issued and outstanding prior to this Amendment (“Pre-Split Shares”), owned by each Shareholder (as defined below) of the Corporation shall automatically, without further action on the part of the Corporation or any holder of common stock, be combined into one (1) share of the Corporation’s common stock, par value $.01 per share (the “Post-Split Shares”).  If the combination of Pre-Split Shares into Post-Split Shares would result in any Shareholder holding a fraction of a Post-Split Share, the Corporation shall pay in lieu of such fractional share, an amount in cash equal to the product of (i) the fractional Post-Split Share which the Shareholder would otherwise be entitled to receive, multiplied by (ii) $27,000.

“The combination of the Pre-Split Shares into Post-Split Shares shall be deemed to occur at the Effective Time, regardless of when the certificates representing Pre-Split Shares are physically surrendered to the Corporation for exchange into certificates representing Post-Split Shares.  After the Effective Time, certificates representing Pre-Split Shares shall, until such shares are surrendered to the Corporation for exchange into Post-Split Shares, represent the number of whole Post-Split Shares into which such Pre-Split Shares shall have been combined pursuant to this Amendment and the right to receive cash in lieu of fractional shares as provided above.

“‘Shareholder’ shall mean (a) with respect to any Pre-Split Shares held of record by CEDE & Company, nominee for the Depository Trust Company, the beneficial owners who hold such shares in ‘street name’ directly or indirectly through a participant of the Depository Trust Company immediately prior to the Effective Time, and (b) in all other cases, the a holder of record of Pre-Split Shares immediately prior to the Effective Time as reflected on the Corporation’s stock transfer records.”

(5)

The foregoing amendment of the Certificate of Incorporation was authorized by the unanimous vote of the Board of Directors of the Corporation, followed by the affirmative vote of a majority of the outstanding shares of the Corporation’s stock entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this ____ day of _________, 2005.

_________________________

Alan C. Bergold, President

Annex B

Fairness Opinion of St. Charles Capital, LLC

[Letterhead of St. Charles Capital, LLC]

July 28, 2005

The Board of Directors

HIA, Inc.

1105 W. 122nd Ave.

Westminster, CO.  80234

Members of the Board:

We understand that HIA, Inc. (“HIA” or the “Company”) is contemplating a “going private” transaction by effecting a reverse stock split at a ratio of 45,000 to 1 with common shareholders owning less than one share after the reverse stock split receiving cash in the amount of $0.60 per pre split share (the “Transaction”) to be paid upon the closing of the Transaction.

You have requested our opinion as to whether the consideration which is to be received by the HIA shareholders who would not retain their interest in the Company after completion of the Transaction  (the “Consideration”) is fair, from a financial point of view and as of the date hereof, to such shareholders.

St. Charles Capital, LLC (“St. Charles”), as part of its investment banking business, is customarily engaged in the valuation of businesses and business interests in connection with mergers and acquisitions, strategic financial advisory services, private placements and valuations for estate, corporate and other purposes.

In connection with rendering this opinion, we have reviewed and analyzed, among other things, the following:

(i)         the proposed terms of the Transaction;

(ii)        certain publicly available financial statements and other information of the Company, including the Company’s annual reports on Form 10-K for fiscal years 2003 and 2004 and quarterly reports on Form 10-Q for each quarter in 2004 and the fiscal first and second quarters of 2005;

(iii)

certain other internal information, primarily financial in nature, including projections concerning the business and operations of HIA furnished to St. Charles by HIA for  the purposes of  St. Charles’ analysis;

(iv)

the historical stock price and trading volume of the shares of HIA common stock;

(v)

the business and prospects of HIA through meetings and discussions with management;

(vi)

the historical price, trading activity and financial performance of comparable public companies;

(vii)

relevant precedent merger and acquisition transactions involving companies similar to HIA;

(viii)

a discounted cash flow analysis of  HIA;

(ix)

the book value and liquidation value of HIA;

(x)        research on appropriate adjustments for control, size and illiquidity; and

(xi)

other matters as we have deemed appropriate.

In our review and analysis and in arriving at our opinion, we have assumed that the terms of the Transaction provided to and reviewed by us are identical in all material respects to the Transaction that will be consummated. We have further assumed and relied without independent verification upon the accuracy and completeness of all of the information reviewed by us for the purposes of this opinion.  We have not been engaged to, and have not assumed any responsibility to, independently verify any of such information.  We have also relied upon the management of the Company as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) provided to and discussed with us and, with your consent, we have assumed that such projections reflect the best currently available estimates and judgments of management of the Company.  We have not been engaged to assess the reasonableness or achievability of such projections or the assumptions on which they were based and express no view as to such projections or assumptions.  In addition, we have not assumed any responsibility to conduct a physical inspection or appraisal of any of the Company’s assets, properties, liabilities or facilities, nor have we been furnished with any such evaluation or appraisal.  We have further relied upon assurances of the Company's management that they are not aware of any information or facts that would make the information provided to us incomplete or misleading.  We have also assumed that the conditions of the Transaction would be satisfied and that the Transaction would be consummated on a timely basis.

It should be noted that this opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date.  In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Consideration to be received by the shareholders and does not address the Company's underlying business decision to effect the Transaction or any other terms of the Transaction.  We were not requested to consider, and our opinion does not address, the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company.  In connection with the preparation of this opinion, we have not been authorized by the Company to solicit, nor have we solicited, third-party indications of interest for the acquisition of all or part of the Company’s assets or securities.  It should be noted that although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm our opinion.

It is understood that this opinion was prepared solely for the confidential use of the Board of Directors of the Company and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent, except that this opinion may be included in any filing made by the Company with the U.S. Securities and Exchange Commission in connection with this Transaction, provided that this opinion is reproduced in such filing in full and any description of or reference to St. Charles or summary of this opinion and the related analysis in such filings is in a form acceptable to St. Charles and its counsel.  This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at any shareholders’ meeting held in connection with the Transaction.

We will receive a fee for our services related to the issuance of the opinion as well as the Company’s agreement to indemnify us under certain circumstances.

Based upon and subject to the foregoing, it is our opinion that as of the date hereof, the Consideration to be received by the shareholders who will not retain an interest in the Company following the closing of the Transaction is fair, from a financial point of view, to such holders.

Very truly yours,

/S/ ST. CHARLES CAPITAL, LLC

St. Charles Capital, LLC

Annex C

Annual Report on Form 10-K for the Fiscal Year Ended November 30, 2004

Quarterly Report on Form 10-Q for the Six Months Ended May 31, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 10-K

Annual Report Pursuant to

Section 13 or 15(d) of the

Securities and Exchange Act of 1934

For the fiscal year ended	Commission File
November 30, 2004	#09-9599

HIA, INC.

(Exact name of registrant as specified in its charter)

New York	16-1028783
(State or other jurisdiction of Incorporation or Organization)	(Federal employer identification number)

1105 W. 122nd Avenue

Westminster, CO 80234

(Address of principal executive office)

(303) 394-6040

(Issuer’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the act:  NONE

Securities registered pursuant to Section 12(g) of the act:

Common Stock, Par Value $.01

(Title of Class)

The check mark below indicates whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding twelve months (or reports), and (2) has been subject to such filing requirements for the past ninety days.

YES  [ X ]   NO  [    ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained to the best of registrant's knowledge in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. (X).

Indicate by check mark whether the Issuer is an accelerated filer (as defined in Rule 12b-2 of the Act):

YES  [     ]   NO  [ X ]

The Issuer had net sales of $33,495,000 for the fiscal year ended November 30, 2004.

The aggregate market value of voting stock held by non-affiliates of the Issuer as of January 01, 2005 was $916,000 based on market value of stock as compiled by finance.yahoo.com.

The number of shares of the only class of Common Stock of the Issuer outstanding as of January 01, 2005 was 9,273,435.

PART I

Item 1.  Business

(a)

General Development of Business

HIA, Inc. (the “Company” or “HIA”) was incorporated in 1974.  The Company is a holding company with all of its business conducted through its wholly owned subsidiary, CPS Distributors, Inc. (“CPS”). Through CPS, the Company distributes turf irrigation equipment and commercial, industrial and residential well pumps and equipment on a wholesale basis.  The principal executive offices of the Company are located at 1105 W. 122nd Avenue, Westminster, CO  80234, telephone (303) 394-6040.

(b)

Narrative Description of Business

General - The Company acquired CPS, over a hundred-year-old company based in Denver, Colorado, in February 1984.  CPS serves customers in the Rocky Mountain region in five states consisting of Colorado, Wyoming, New Mexico, Kansas and Nebraska.  CPS carries a variety of brand name products, including pumps and water systems, water conditioning equipment, pump and well accessories, pipe valves and fittings and sprinkler system equipment.  The Company’s net sales for industrial, commercial and residential pumps and turf irrigation equipment represented approximately 8% and 92%, respectively, of net sales for 2004, approximately 10% and 90%, respectively, of net sales for 2003 and 10% and 90%, respectively, of net sales for 2002.

On September 3, 2004 the Company entered into a new loan financing agreement with Wells Fargo Bank which includes a maximum line of credit of $5,750,000 and the commitment to finance (both construction and permanent loans) up to 80% of the appraised value of the Company’s new headquarters to be located in Westminster, Colorado (see item #2 Properties).

On September 15, 2003, the Company sent to all its shareholders a tender offer for up to 1,000,000 shares of its common stock for a purchase price of $.50 per share.  The total amount expected to be disbursed, as a result of the tender offer was $540,000 ($500,000 for the common stock and $40,000 for the legal and transfer agent fees). The offer expired on October 13, 2003.  The total amount was to be financed by Wells Fargo Banking using the existing line of credit.

The purposes of the offer was to (1) offer the shareholders the opportunity to sell some or all of their shares on a basis that was more favorable than could probably be achieved in the open market (the closing price as of August 29th, 2003 was $.18 per share) and (2) extend an offer which represented a good investment opportunity for the Company and its existing shareholders.

The Company filed the necessary Schedule TO and related documents with the SEC on September 15, 2003.  Amendment 1 was filed on October 7, 2003 which clarified some non-substantive information required by the Securities and Exchange Commission.  Amendment 2 was filed on October 10, 2003 which extended the expiration date from October 13, 2003 to October 31, 2003.  Amendment 3 increased the tender offer by 500,000 shares for a total offer of 1,500,000 shares ($540,000 to $790,000).

The offer expired on October 31, 2003.  A total of 1,430,390 shares of common stock were tendered for a total purchase price of $735,000 (including $20,000 incurred for legal, transfer agent and other related costs).

On July 3, 2002, the Company purchased 420,000 shares of common stock from a non-affiliated stockholder for approximately $.56 per share, a total purchase price of $235,000.

Marketing - CPS's line of products has changed in response to the supply and demand forces of the marketplace.  The management of CPS believes that its two divisions (i.e., turf and irrigation equipment and industrial, commercial and residential pumps and equipment) reduce the cyclicality of sales and earnings that would otherwise be affected by product line shifts caused by economic and demographic changes; however, the Company is subject to the ups and downs of the overall construction activity in the Rocky Mountain region. The Company purchases approximately 20% of its products volume from one manufacturer.  However, the products purchased can be obtained from other competing manufacturers but not as a consolidated product group.

CPS's sales and service engineers provide technical support to assist customers in developing a system specifically tailored to the customers' needs.

The irrigation and landscape industry in the Rocky Mountain region will be facing a critical dilemma in the next few years.  The continued drought in the region has forced municipal water suppliers and government agencies to restrict water usage, especially for domestic landscape and irrigation purposes.  The desire of homeowners and businesses to maintain lush blue-grass lawns and expansive gardens will be in direct conflict with conservation measures dictated by these public and private organizations until such time as the drought conditions recede or are eliminated.

Management believes that drought conditions and resulting water restrictions may continue for the next few years and as such, the market for its products will be reduced, although not significantly.   A 10% to 20% reduction in sales would not necessarily place the Company in a substantially negative financial condition.  The Company has flexibility within its expense structure to accommodate such a decline without losing a significant amount of money.  However, declines in excess of those amounts would necessarily cause the Company to reorganize its operations and possibly the strategic direction of the Company would need to be changed in order to survive.  The Company, at this time, does not think that these kinds of drastic measures would need to be put into place.

General conservation measures could be a positive event for the industry, particularly when considering the business generated by homeowners desiring to modify their existing irrigation and landscape systems to make them more drought tolerant.  Consumer education required to make these changes in planning using creative landscape techniques is not new to the industry, particularly in the dry Southwest region of the country.  Colorado, in particular, and its governmental representatives (in addition to conservation methods) are looking at increasing water supplies through the addition of new dams and making existing dams and reservoirs larger and more efficient.  The Company’s employees are diligently working with government agencies and trade organizations to insist that changes in policy are made in a positive manner with the clear intent of continuing the vitality and prosperity of our industry.

Customer Base and Seasonality - CPS's customers include contractors, dealers and municipalities with the majority of sales derived from contractors.  The Company believes neither its aggregate sales nor those of any of its business units are concentrated in or materially dependent upon any single customer or small group of customers.

Quotation activity is especially intense in the winter and spring months (December to April) when contracts are reviewed and eventually awarded for spring or summer construction.  Since approximately 92% of CPS's business is composed of turf and irrigation products, its sales are concentrated from March to October and are therefore seasonal in nature.

Competition - The Company operates in a highly competitive market. Manufacturers have abandoned the exclusive relationships with their distributors.  As a result, the Company is competing with other wholesalers of the same products.

Most manufacturers have also abandoned prices based on volume buying and have gone to a pricing system based on a percentage of purchases over the previous years' business.  This change allows smaller wholesalers to buy at the same price levels as the larger wholesalers.  Therefore, a mid-to-large sized wholesaler, such as CPS, no longer has a price advantage to cover the higher operating costs of a larger operation.

CPS offers standard discounts on merchandise to its customers.  Additional discounts are given based on quantity of order or annual volume of purchases, depending on product and competitive conditions.  The Company has monthly specials on certain of its inventory and provides discounts for orders placed at trade shows.  The majority of the programs offered are based on discounts received from the Company's suppliers. Therefore, there is no material effect on operating results from providing these discounts.

Each territory salesperson receives a draw against commission.  Commission is determined as a percentage of the gross profit generated from sales to the accounts in the sales representative's territory.  Sales quotas are established for each area.

CPS emphasizes customer service, convenient availability of products and knowledge of the industry.  However, pricing, currently an important factor, is expected to continue in importance because the competition can provide the same products and warranties.

CPS has seven major competitors in its market area for turf and irrigation equipment and six major competitors in its market area for industrial, commercial and residential pumps and equipment.  It is estimated by management that CPS has over 15% of the total market in Colorado for residential pumps and over 38% of the total market in Colorado for turf and irrigation equipment. Some of CPS’s competitors have financial resources greater than CPS.

Management believes CPS has an established reputation as a distributor of quality product lines such as Rainbird, Hunter, Lasco, Febco and Franklin.  CPS competes primarily on service and, to a lesser extent, on price, quality and reliability of products, technical services and availability of products.

Employees - At November 30, 2004, the Company employed 92 persons, of which 36 were warehouse and branch counter employees and 56 were sales and administrative employees. The Company considers its employee relations to be good.  None of the Company's employees is covered by union contracts or collective bargaining agreements.

The Company uses computer resources for its order entry, inventory, payroll and accounting function.

Item 2.  Properties

On April 13, 2004 the Company entered into a contract with a construction management company to design and build a new corporate and warehouse facility.  The new structure will be built on 8.27 acres of land located in the north-central part of metropolitan Denver.  The facility consists of 45,000 square feet of offices and warehouse space.  The estimated cost, including land is approximately $4,100,000 (including interest and financing costs).  The Company has secured financing on the proposed building and site through Wells Fargo Bank based upon a completed appraisal of $3,800,000.  The terms of the permanent loan will be:  maximum 80% loan to value, 15 year fixed principal-plus-interest amortization and a 6.6% interest rate for the life of the loan.

The company purchased the land on September 3, 2004 for $855,000 plus financing and closing costs of approximately $13,000 which amount was drawn from the existing line-of-credit with Wells Fargo Bank.

When the building is completed, the Company will allow its current lease on the Forest Street location in Denver to expire on February 28, 2005 and move into the new facility on or before that date.  It is not expected that the additional monthly loan payments for the facility (beginning at $34,000 a month, which includes a $17,000 principal payment plus interest on the remaining loan balance compared to $12,000 currently paid on leased property on Forest Street, Denver) will have a material negative effect on the ability of the Company to meet its normal working capital needs.  The Company plans on closing one of its branch operations, which is located within close proximity to the new facility saving the company approximately $20,000 monthly in overhead costs.

The Company leases the following properties:  9,954 square feet of office/warehouse space on 21,781 square feet of land in Colorado Springs, Colorado; 10,100 square feet of office and warehouse space on 14,000 square feet of land in Fort Collins, Colorado; Colorado; 10,000 square feet of office and warehouse space in Littleton, Colorado; 13,400 square feet of warehouse/office space in Centennial, Colorado; 9,120 square feet of office and warehouse space in Cheyenne, Wyoming, 14,544 square feet of office and warehouse space on 2.65 acres of land in Casper, Wyoming, 15,000 square feet of office and warehouse space in Lakewood, Colorado, 8,000 square feet of office and warehouse space on 1.8 acres of land in Boulder, Colorado and 14,340 square feet of office and warehouse space on 3.9 acres of land in Longmont, Colorado.

On September 14, 2004, the Company leased a facility in Aurora, Colorado with 10,000 square feet of warehouse and office space.

The Company believes its leased facilities are adequate to meet its needs for the next several years and anticipates that it would encounter little difficulty in locating alternative facilities should its requirements change.

Item 3.  Legal Proceedings

As part of its ordinary course of business, the Company is involved in certain litigious activities from time to time.  No litigation exists at November 30, 2004 or to the date of this report that management or its legal counsel believe will have a material impact on the financial position or operations of the Company.

Item 4.  Submission of Matters to a Vote of Security Holders

There were no matters submitted to a shareholder vote during the fiscal year ended November 30, 2004.

PART II

Item 5.  Market for the Company's Common Stock and Related Security Holders Matters

The principal market on which HIA’s common stock is traded is the over-the-counter market.  Although at least one market maker continues to quote prices for HIA’s common stock, the Company is not aware of any established public trading market for HIA’s common stock since June 6, 1986.

The following table sets forth the high and low closing bid quotations for the common stock for the fiscal years ended November 30, 2004 and 2003.  The quotations reflect inter-dealer prices, without adjustment for retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

Fiscal year ended November 30, 2004	Bid Quotations
	High	Low

First Quarter	.51	.39
Second Quarter	.55	.37
Third Quarter	.60	.51
Fourth Quarter	.75	.55

Fiscal year ended November 30, 2003	Bid Quotations
	High	Low

First Quarter	.22	.21
Second Quarter	.22	.17
Third Quarter	.25	.17
Fourth Quarter	.51	.18

The approximate number of holders of record of HIA’s common stock as of November 30, 2004 was 765.

The Company has never declared any dividends with respect to HIA’s common stock. The Company has not in the past and is currently restricted from paying cash dividends under its existing line-of-credit agreement.

On January 9, 2004, the Board of Directors granted common stock options to the officers of the Company and 3 senior managers to purchase a total of 750,000 shares of treasury stock at $.50 per share to expire December 31, 2005.  As of November 30, 2004, none of the shares have been subscribed to by the officers or senior management.  The options’ exercise price was equal to or greater than the common stock market price at the date of grant.

During fiscal 2003 and 2002, the Company issued 750,000 shares and 50,000 shares from treasury to its executive officers for cash proceeds of $150,000 and $15,000 in conjunction with their exercise of options previously granted.  All of the foregoing shares were sold in reliance upon exemptions afforded by Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act.

Forward Looking Statements

Statements made in this Form 10-K that are historical or current facts are “forward-looking statements” made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 (“The ACT”) and Section 21E of the Securities Exchange Act of 1934. These statements often can be identified by the use of terms such as “may,” “will,” “expect,” “believes,” “anticipate,” “estimate,” “approximate,” or “continue,” or the negative thereof.  The Company intends that such forward-looking statements be subject to the safe harbors for such statements.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  Any forward-looking statements represent management’s best judgements as to what may occur in the future.  However, forward-looking statements are subject to risks, uncertainties and important factors beyond the control of the Company that could cause actual results and events to differ materially from historical results of operations to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Item 6.  Selected Financial Data

The following table sets forth selected consolidated financial data for each of the Company’s last five fiscal years:

Years Ended November 30,
	2004	2003	2002	2001	2000

Net Sales	$ 33,495,000	$ 31,088,000	$ 31,205,000	$ 31,270,000	$ 32,141,000

Net Income	$ 809,000	$ 720,000	$ 696,000	$ 365,000	$ 378,000

Net Income Per Common Share	$ .09	$ .07	$ .07	$ .04	$ .04

Cash Dividend Per Common Share	-	-	-	-	-

AT YEAR END

Total Assets	$ 10,956,000	$ 9,567,000	$ 8,644,000	$ 9,320,000	$ 10,181,000

Long-Term Obligations	$ 522,000	$ 646,000	$ 860,000	$ 1,282,000	$ 1,772,000

The following table sets forth selected unaudited consolidated financial data for each of the Company’s last eight fiscal quarters:

2004
	Nov. 30, 2004	Aug. 31, 2004	May 31, 2004	Feb. 29, 2004

Net Sales	$ 6,646,000	$ 12,321,000	$ 10,965,000	$ 3,563,000

Gross Profit	$ 2,453,000	$ 4,094,000	$ 3,826,000	$ 1,265,000

Net Income	$ (61,000)	$ 576,000	$ 817,000	$ (523,000)

Income (Loss) Per Share	$ (.01)	$ .06	$ .08	$ (.06)

2003
	Nov. 30, 2003	Aug. 31, 2003	May 31, 2003	Feb. 29, 2003

Net Sales	$ 7,385,000	$ 11,943,000	$ 8,237,000	$ 3,523,000

Gross Profit	$ 2,516,000	$ 3,958,000	$ 2,719,000	$ 1,178,000

Net Income	$ 43,000	$ 811,000	$ 419,000	$ (553,000)

Income (Loss) Per Share	$ (.01)	$ .08	$ .04	$ (.06)

Item 7.  Management's Discussion and Analysis or Plan of Operation

Liquidity and Capital Resources

For the year ended November 30, 2004, the Company’s net income was $809,000 as compared to $720,000 for the year ended November 30, 2003 (previous year).  Net income increased by $89,000 primarily as a result of an increase in gross profit of $1,267,000 substantially offset by an increase in sales, general and administrative expenses of $1,130,000.  These changes are further explained in the Results of Operations section of this report.

During the year ended November 30, 2004, the Company provided net cash from operations of $950,000 as compared to $460,000 for the previous year.  The increase of $490,000 was primarily attributable to the increase in accounts receivables of $923,000, the increase in accrued expenses and other current liabilities of $386,000 and the decrease in accounts payables of $842,000.  The increase in accounts receivables was primarily due to the significant increase in the accounts receivables balance from November 30, 2002 to November 30, 2003 of $910,000 as compared to the decrease of accounts receivables balances from November 30, 2003 to 2004 of $13,000.  The increase in accrued expenses and other current liabilities was primarily due to the increase in bonuses payable to senior management and profit sharing accrual in the amount of $264,000.  The decrease in accounts payable was primarily due to the significant increase in the accounts payable balance from November 30, 2002 to November 30, 2003 of $680,000 as compared to the decrease in accounts payable balance at the end of November 30, 2004 as compared to November 30, 2003 of $162,000.

Net cash used in investing activities increased by $1,346,000 during 2004 primarily as a result of the purchase of land held for development in 2004 at a cost of $868,000 and the addition of $341,000 in construction in progress in fiscal 2004 as compared to fiscal 2003.

Net cash provided by financing activities increased by $833,000 during 2004 primarily as a result of the increase in proceeds from the construction loan of $319,000 and the decrease of the net purchases of treasury stock of $531,000 in fiscal 2004 as compared to fiscal 2003 substantially as a result of the Common Stock tender offer issued by the Company in fiscal 2003.  This amount was partially offset by the decrease of $375,000 in checks written in excess of deposits and the decrease in repayments of long term debt which was substantially due to the payoff of the long-term note to Wells Fargo on the purchase of Western Pipe Supply in fiscal 1999.

For the year ended November 30, 2003, the Company’s net income was $720,000 compared to $696,000 for the year ended November 30, 2002 (previous year).  Net income increased by $24,000 primarily as a result of a decrease in interest expense of $60,000.  Changes in operating results are further explained in the Results of Operations section of this report.

During the year ended November 30, 2003, the Company provided net cash from operations of $460,000 as compared to $1,683,000 for the previous year.  The decrease of $1,223,000 was primarily attributable to the decrease in accounts receivable of $1,660,000, the increase in accounts payable of $863,000, the decrease in other current liabilities of $452,000, the increase in inventories of $134,000 and the decrease in other current assets of $109,000.

The decrease in accounts receivable was primarily attributable to the increase in sales in the fourth quarter of 2003 as compared to the same quarter of 2002 of $1,689,000.  The decrease in inventories was primarily due to the continued diligence of the Company’s purchasing department and inventory control constraints implemented with the installation of the new computer system in February of 2000.  The decrease in current liabilities was primarily attributable to the increase in bonuses payable to management and officers in 2002 of $249,000 due to the increased operating income for 2002 as compared to 2001 (previous year) and the decrease of $73,000 as a result of having a net income tax liability in 2002 as compared to a net tax overpayment in 2003.  The decrease in other current assets of $109,000 was primarily attributable to the overpayment of income taxes of $60,000 at the end of 2003 and the addition of $65,000 of notes receivable in 2003 due to the conversion of three significant trade receivables to promissory notes.  The increase in accounts payable of $863,000 was primarily due to the increased sales in the fourth quarter of 2003 as compared to the same quarter in 2002.

Net cash used in investing activities was $30,000 during 2003 compared to $77,000 during 2002, a net decrease of $47,000, primarily as a result of reduced purchases of property and equipment of $55,000 in 2003.  During 2003, the Company removed $446,000 of computer equipment which was 100% depreciated from the fixed asset totals due to the equipment being replaced by new computer systems installed during 2000.  The equipment was leased and the lease was completely paid at the time of disposal.

Net cash used in financing activities was $436,000 during 2003 compared to $1,600,000 during 2002, a net decrease of $1,164,000.  The decrease was primarily attributable to the increase in line-of-credit balances of $1,085,000, the increase in checks written against future deposits of $377,000 and the net increase in the purchase of treasury stock of $360,000.

The increase in the line-of-credit balances of $1,085,000 and the increase in checks written in excess of deposit of $377,000 were primarily attributable to the purchase of $735,000 of treasury stock in November 2003, the increase of $1,462,000 accounts receivable partially offset by the increase in accounts payable and accrued liabilities of $411,000.

On September 15, 2003, the Company sent a tender offer to all its shareholders which offered to re-purchase up to 1 million shares of HIA, Inc. common stock, for $.50 per share.  The expiration date of the offer was October 31, 2003.  On October 16, 2003 the Company sent a letter to all its shareholders amending the original offer to re-purchase 1 million shares of its common stock to 1.5 million shares of its common stock (an increase of 500,000 shares) at the same purchase price and the same expiration date.  The Company paid a total of $735,000 (including $20,000 of legal and transfer fees) for 1,430,390 shares of common stock at an average price of $.51 per share.

During fiscal 2003, the Company purchased from non-affiliates a total of 1,825 shares of its common stock at an average price of $.33 per share.  In addition, the Company issued to key management (not officers or directors) under existing stock option agreements, a total of 124,000 shares at an exercise price of $.30 per share.  The Company acquired from non-affiliated stockholders 420,000 shares of its common stock at an average price of $.56 per share during fiscal 2002, 834,006 shares of its common stock at an average price of $.32 per share during fiscal 2001.

The following is a two-year summary of working capital and current ratios:

	2004	2003

Working Capital	$ 3,663,000	$ 4,180,000

Current Ratios	1.81 to 1	2.11 to 1

The decrease in the current ratio was 0.3 for fiscal 2004 as compared to fiscal 2003.  The decrease in working capital of $351,000 was primarily due to the cash payments for construction in progress during fiscal 2004 in the amount of $341,000.

As of November 30, 2004, the Company and its subsidiary had an available line-of-credit totaling $5,750,000 of which $4,033,000 was available and unused.  The line of credit expires on July 1, 2006.

Management believes that the present working capital as well as its available line-of-credit is adequate to conduct its present operations.  The Company does not have any additional purchase commitments nor does it anticipate any additional material capital expenditure for fiscal 2005, with the exception of the Company’s new headquarters (see Item 2. Properties).

Results of Operations

Comparison Fiscal 2004 vs. 2003

Net sales were up $2,407,000 primarily due to an average price increase of products sold by the company of 8% during fiscal 2004.

Gross profit percentage increased 1.3% (34.7% in 2004 and 33.4% in 2003) primarily due to increases in rebates received from vendors in fiscal 2004 as compared to fiscal 2003.  The increase in rebates was partially due to a change in the manner in which the Company records the rebates (see Note 1 to the financial statements).

Selling, general and administrative expenses increased by $1,130,000 or a net increase of 1.2% as a percentage of net sales, over fiscal 2003 results.  This net increase was primarily attributable to the increase in the accrual for management bonuses and corporate contributions to the Company’s profit sharing plan.

Other expense decreased by $9,000 primarily as a result of an increase in interest income of $10,000 (interest charged to customers on trade receivables).

Net income increased by $89,000 for the year ended November 30, 2004, the Company’s net income was $809,000 as compared to $720,000 for the year ended November 30, 2003 (previous year).  Net income increased primarily as a result of an increase in gross profit of $1,267,000 substantially offset by the decrease of selling, general & administrative expenses of $1,130,000 and the increase in income tax expense of $57,000.

Income Taxes

At November 30, 2004, the Company has recorded a current net deferred tax asset totaling $178,000 and has recorded a noncurrent net deferred tax asset totaling $48,000. Based upon the Company’s recent history of taxable income and its projections for future earnings, management believes that is more likely than not that sufficient taxable income will be generated in the near term to utilize the net deferred tax assets.  See Note 6 to the Company’s Consolidated Financial Statements.

The Company’s effective tax rate for the year ended November 30, 2004 of approximately 37.1% differs from the Company’s blended Federal and State tax rate of 37% due primarily to certain other non-deductible items which is consistent with prior years.

Comparison Fiscal 2003 vs. 2002

Net sales were down $117,000

Gross profit percentage remained the same 33.4% in 2003 and 33.2% in 2002.

Selling, general and administrative expenses decreased by $10,000.

Other expense decreased by $38,000 primarily as a result of reduced interest expense of $60,000.  This decrease was primarily due to the decrease in the average bank borrowings ($1,964,000) during 2003, $2,210,000 during 2002).  Weighted average interest rates on bank borrowings were 4.4% during 2003 and 4.8% during 2002.  Additionally, there was a decrease of $39,000 of interest paid on long term notes and leases due to the principal reductions on the notes during 2003.

Net income increased by $24,000 for the year ended November 30, 2003, the Company’s net income was $720,000 as compared to $696,000 for the year ended November 30, 2002 (previous year).  Net income increased $24,000 primarily as a result of a decrease in interest expense of $60,000.

Income Taxes

At November 30, 2003, the Company has recorded a current net deferred tax asset totaling $138,000 and has recorded a noncurrent net deferred tax asset totaling $62,000. Based upon the Company’s recent history of taxable income and its projections for future earnings, management believes that is more likely than not that sufficient taxable income will be generated in the near term to utilize the net deferred tax assets.  See Note 6 to the Company’s Consolidated Financial Statements.

The Company’s effective tax rate for the year ended November 30, 2003 of approximately 37.1% differs from the Company’s blended Federal and State tax rate of 37% due primarily to certain other non-deductible items which is consistent with prior years.

CRITICAL ACCOUNTING POLICIES

Our significant accounting policies are outlined within Item 8 as Note 2 to the consolidated financial statements. Some of those accounting policies require us to make estimates and assumptions that affect the amounts reported by us. The following items require the most significant judgment and often involve complex estimation:

Allowance for doubtful accounts:  We continuously monitor payments from our customers and maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. When we evaluate the adequacy of our allowances for doubtful accounts, we take into account various factors including our accounts receivable aging, customer credit-worthiness, historical bad debts, and geographic risk. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.  As of November 30, 2004, our net accounts receivable balance was $3,599,000.

Inventory:  Inventory is stated at the lower of cost or net realizable value. Cost is based on the average unit cost when products are received. We review net realizable value of inventory in detail on an on-going basis, with consideration given to deterioration, obsolescence, and other factors. If actual market conditions are less favorable than those projected by management, and our estimates prove to be inaccurate, additional write-downs or adjustments to recognize additional cost of sales may be required.  As of November 30, 2004, our inventory balance was $4,281,000.

Goodwill and intangible assets:  We review the value of our long-lived assets, including goodwill, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate.  As of November 30, 2004, we had $1,219,000 of goodwill and intangible assets remaining on the balance sheet, the value of which we believe is realizable based on the estimated future cash flows.

Recent Accounting Pronouncements

FAS 123R Disclosure

In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment," which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) is effective for public companies for interim or annual periods beginning after June 15, 2005, supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows.

SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro-forma disclosure is no longer an alternative. The new standard will be effective for the company, beginning September 1, 2005. The company has not yet completed their evaluation but expects the adoption to have an effect on the financial statements similar to the pro-forma effects reported above.

FAS 151 Disclosure

In November 2004, the FASB issued SFAS 151, Inventory Costs, which revised ARB 43, relating to inventory costs. This revision is to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This Statement requires that these items be recognized as a current period charge regardless of whether they meet the criterion specified in ARB 43. In addition, this Statement requires the allocation of fixed production overheads to the costs of conversion be based on normal capacity of the production facilities. SFAS 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not believe the adoption of SFAS 151 will have a material impact on the Company’s financial statements.

FAS 153 Disclosure

The FASB issued SFAS 153, Exchanges of Nonmonetary Assets, which changes the guidance in APB Opinion 29, Accounting for Nonmonetary Transactions.  This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  SFAS 153 is effective during fiscal years beginning after June 15, 2005. The Company does not believe the adoption of SFAS 153 will have a material impact on the Company’s financial statements.

Item 7a.  Quantitative and Qualitative Disclosures about Market Risk

The Company does not have material market risk on market risk sensitive instruments.  It has no exposure to fluctuations in currency exchange rates or commodity prices.  Its only interest rate risk arises from its bank line-of-credit.

The Company’s long-term debt consists of fixed rate loans and capital leases that are unaffected by interest rate fluctuations and have fair values approximately equal to their carrying values.  It’s operating line-of-credit bears interest at lender prime (4.50% at November 30, 2004).  For the year ended November 30, 2004, the Company’s total interest expense was $172,000.  Assuming outstanding borrowings under the Company’s revolving line-of-credit at the same levels that prevailed during fiscal 2004, a 10% decrease or increase in the prime rate prevailing at year-end 2004 (i.e., from 4.50% to 5.0% or 4.0%) would result in a decrease or increase of $13,000 in the Company’s interest expense in fiscal 2005.

Item 8.  Financial Statements

The response to this item is submitted as a separate section of this report.

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 9a.  Controls and Procedures.

As of the end of the period covered by this report, the Company evaluated the effectiveness of the design and operation of its disclosure controls and procedures and its internal controls and procedures for financial reporting.  This evaluation was done under the supervision and with the participation of management, including the President and Chief Financial Officer.  In accord with SEC requirements, the President and Chief Financial Officer notes that, since the date of the evaluation to the date of this Annual Report, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.  Based upon the Company’s evaluation, the President and Chief Financial Officer has concluded that the Company’s disclosure controls are effective to ensure that material information relating to the Company is made known to management, including the President and Chief Financial Officer, particularly during the period when the Company’s periodic reports are being prepared, and that the Company’s internal controls are effective to provide reasonable assurance that the Company’s financial statements are fairly presented in conformity with generally accepted accounting principles.

PART III

Item 10.  Directors and Executive Officers of the Company

(a)

Identification of Directors

The list presented below sets forth the names and ages of all directors of the Company indicating all positions and offices with the Company held by each such person and his term of office as director and the period during which he has served as such.

Name	Age	Positions	Director Since

Carl J. Bentley	71	Chairman of the Board and Director	1994

Alan C. Bergold	56	President, Treasurer and Director	1981

Donald L. Champlin	53	Executive Vice President, Secretary and Director	1994

(b)

Identification of Executive Officers

The list presented below sets forth the names and ages of all executive officers of the Company indicating all positions and offices held by such person and the period during which he has served as such.

Name	Age	Positions	Director Since

Carl J. Bentley	71	Chairman of the Board	1996
		and Director	1994

Alan C. Bergold	56	President, Treasurer	1996
		and Director	1981

Donald L. Champlin	53	Executive Vice President, Secretary	1996
		and Director	1994

(1)

All officers serve at the discretion of the Board of Directors.

(c)

Business Experience

The material presented below sets forth a brief account of the business experience during at least the past five years of each director, executive officer and significant employee.

Carl J. Bentley, age 71, was appointed Chairman of the Board in October 1996.  He joined the Company as General Manager of CPS in July 1985.  In November 1986, he became President and a member of the Board of Directors of CPS.  He was appointed to the Company's Board of Directors in 1994.

Alan C. Bergold, age 56, was appointed President in October 1996 and Executive Vice President of the Company in July 1983.  He served as Vice President and Secretary of the Company from 1981 to 1983.  Mr. Bergold has been a director of the Company since 1981.

Donald L. Champlin, age 53, was appointed Executive Vice President in October 1996.  He joined the Company as Pump Product Manager in October 1983.  In February 1989, he became Vice President of Marketing and a member of the Board of Directors of CPS.  He was appointed to the Company's Board of Directors in 1994.

(d)

Involvement in Certain Legal Proceedings

None.

(e)

Promoters and Control Persons

Not applicable.

(f)

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2004 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2004, if any, and written representations furnished to the Company as to the absence of any requirement for the filing of Forms 5, the Company believes that its officers, directors and 10% beneficial owners have filed on a timely basis all required Forms 3, 4 and 5 under Section 16(a) of the Exchange Act due in or in respect of the 2004 fiscal year.

(g)

Code of Ethics

The Company endeavors to adhere to the requirements as dictated by the SEC and provide assurances to outside investors and interested parties that the Company’s officers, directors and principal financial manager adhere to a reasonably responsible code of ethics.  The Company keeps a copy of the code on file at its office located at 1105 W. 122nd Avenue, Westminster, CO  80234.  For a copy of the code, without charge, send a written request to HIA, Inc., Attention: Shareholder Relations at the aforementioned address.

(h)

Audit Committee Financial Expert

The Company has no independent directors.  The full Board of Directors serves on the audit committee and performs the functions so required.  There is no independent financial expert hired or retained by the Company to serve on the audit committee or to advise the committee.  However, the Company considers Alan C. Bergold (President) to be sufficiently capable in matters of finance and accounting to serve as a financial expert for the audit committee in lieu of hiring an independent financial expert.

Item 11.  Executive Compensation

Summary Compensation Table

The following table reflects cash and non-cash compensation paid or accrued by the Company during the fiscal years ended November 30, 2004, 2003 and 2002 to or for the account of the chief executive officer and each executive officer whose cash compensation exceeded $100,000, and all executives of the Company as a group:

	Annual Compensation					Long-term Compensation
Name and Principal Position	Year Ended Nov. 30	Salary	Bonus	Other Annual Compensation	Restricted Stock Award	Securities Underlying Options/SARs	LTIP Payouts	All Other Compensation

Carl J. Bentley	2004	$ 238,820	$ 220,766	$ 12,000	$ -	200,000	$ -	$ 10,862
Chairman of the Board	2003	218,500	161,983	12,000	-	-	-	6,798
	2002	201,650	156,357	12,000	-	-	-	5,060

Alan C. Bergold	2004	$ 238,820	$ 220,766	$ 12,000	$ -	200,000	$ -	$ 36,775
President	2003	216,000	161,983	12,000	-	-	-	14,959
	2002	199,150	156,347	12,000	-	-	-	17,727

Donald L. Champlin	2004	$ 238,820	$ 220,766	$ 12,000	$ -	200,000	$ -	$ 36,775
Executive Vice-President	2003	216,000	161,983	12,000	-	-	-	15,959
	2002	199,150	156,347	12,000	-	-	-	17,727

The preceding table does not include any amounts for non-cash compensation, including personal benefits, paid to the above-listed officers.  The Company believes that the value of such non-cash benefits and compensation paid during the periods presented did not exceed the lessor of $50,000 or 10% of the cash compensation reported.

The Company compensated the directors for payments they made on life insurance policies on the life of each of the director’s lives in order to substantially complete the purchase of the other director’s common stock ownership in case of death of a director.  The details of the stock purchase agreement are included in the employment agreement of the officers with the Company.  The agreement basically calls for the first right of refusal by the Company to purchase the deceased directors stock for a price per share in relation to net book value.

The Company has employment agreements as follows:

Carl J. Bentley (1): $238,820 annual salary per year, adjusted for cost of living plus eight percent per annum base increase; plus nine and one-half percent bonus of net pretax income exclusive of contributions to the 401(k) and profit sharing plan; term of seven years beginning July 28, 2004.

Alan C. Bergold (1):  $238,820 annual salary per year, adjusted for cost of living plus eight percent per annum base increase; plus nine and one-half percent bonus of net pretax income exclusive of contributions to the 401(k) and profit sharing plan; term of seven years beginning July 28, 2004.

Donald L. Champlin (1):  $238,820 annual salary per year, adjusted for cost of living plus eight percent per annum base increase; plus nine and one-half percent bonus of net pretax income exclusive of contributions to the 401(k) and profit sharing plan; term of seven years beginning July 28, 2004.

(1)

There is a provision for payment of one year's compensation as a result of the sale of all or substantially all of the Company's assets.

(b)

Option/SAR Grants in Last Fiscal Year

% of Total

Options/SARs

Granted to

Number of Securities Underlying Options/SARs	Employees in Fiscal	Exercise or Base Price/	Market Price on Date	Expiration	Grant Date Present

NONE

(c)

Aggregated Option/SAR Exercises and Last Fiscal Year and Year-End Option/SAR Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-end (all exercisable)	Value of Unexercised In-The-Money Options/SARs at FY-end (all exercisable)

NONE

Refer to Note 8 to the Consolidated Financial Statements for description of Stock Option Plan.

Item 12.  Security Ownership of Certain Beneficial Owners and Management

(a)

Security Ownership of Certain Beneficial Owners

The following table shows the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than 5 percent of the outstanding shares of its Common Stock.  The Company has no other class of voting securities.

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Carl J. Bentley	2,366,153(1)	25.0%
1105 W. 122nd Avenue
Westminster, CO 80234

Alan C. Bergold	2,852,646(1)	30.1%
1105 W. 122nd Avenue
Westminster, CO 80234

Donald L. Champlin	2,439,797(1)	25.8%
1105 W. 122nd Avenue
Westminster, CO 80234

(1)

Includes 200,000 shares, which may be acquired pursuant to the exercise of stock options exercisable on or before December 31, 2005.

(b)

Security Ownership of Management

The following table shows the equity securities beneficially owned by all directors of the Company and all directors and officers of the Company as a group.

(1)  Directors

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Carl J. Bentley	2,366,153(1)	25.0%
1105 W. 122nd Avenue
Westminster, CO 80234

Alan C. Bergold	2,852,646(1)	30.1%
1105 W. 122nd Avenue
Westminster, CO 80234

Donald L. Champlin	2,439,797(1)	25.8%
1105 W. 122nd Avenue
Westminster, CO 80234

(1)

Includes 200,000 shares, which may be acquired pursuant to the exercise of stock options exercisable on or before December 31, 2005.

(2)

Directors and Officers as a Group

Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	7,658,596(1)	77.6%
(par value $.01)

(1)

Includes 600,000 shares, which may be acquired pursuant to the exercise of stock options exercisable on or before December 31, 2005.

 (c)

Changes in Control

None.

Item 13.  Certain Relationships and Related Transactions

(a)

Transactions With Management and Others

On July 3, 2002, the Company purchased 420,000 shares of common stock from a non-affiliated stockholder for approximately $.56 per share, a total purchase price of $235,000.

On December 31, 2002, senior managers subscribed to 124,000 shares of options at a price of $.30 per share.  The remaining options outstanding, a total of 171,000 shares, expired on that date.

On September 15, 2003, the Company sent a tender offer to all its shareholders which offered to re-purchase up to 1 million shares of HIA, Inc. common stock, for $.50 per share.  The expiration date of the offer was October 31, 2003.  On October 16, 2003 the Company sent a letter to all its shareholders amending the original offer to re-purchase 1 million shares of its common stock to 1.5 million shares of its common stock (an increase of 500,000 shares) at the same purchase price and the same expiration date.  The Company paid a total of $735,000 (including $20,000 of legal and transfer fees) for 1,430,390 shares of common stock at an average price of $.51 per share.

During fiscal 2003, the Company purchased from non-affiliates a total of 1,825 shares of its common stock at an average price of $.33 per share.  In addition, the Company issued to key management (not officers or directors) under existing stock option agreements, a total of 124,000 shares at an exercise price of $.30 per share.  The Company acquired from non-affiliated stockholders 420,000 shares of its common stock at an average price of $.56 per share during fiscal 2002.

On January 9, 2004, the Board of Directors granted common stock options to the officers of the Company and 3 senior managers to purchase a total of 750,000 shares of treasury stock at $.50 per share to expire December 31, 2005.  As of November 30, 2004, none of the shares have been subscribed to by the officers or senior management.  The options’ exercise price was equal to or greater than the common stock market price at the date of grant.

During fiscal 2004 the Company purchased 29,875 shares of common stock from non-affiliated stockholders for $.50 per share, a total purchase price of $14,937.50.

(b)

Certain Business Relationships

None.

(c)

Indebtedness of Management

None.

(d)

Transactions with Promoters

Not applicable.

Item 14:  Principal Accountant Fees and Services

Fees paid to Hein & Associates, LLP

For the fiscal years ended November 30, 2004 and November 30, 2003, Hein & Associates LLP provided services in the following categories and amounts.

Fiscal Year Ended
	November 30, 2004	November 30, 2003

Audit Fees	$ 50,700	$ 38,700
Audit-Related Fees	-0-	-0-
Tax Fees	$ 5,500	$ 5,250
All Other Fees	-0-	-0-

Policies and Procedures for Approval of Audit and Non-Audit Services:

The Company has approved an audit committee, through which all audit and non-audit services are approved.

PART IV

Item 15.  Exhibits and Reports on Form 8-K

Exhibits

(a)

The documents listed below have been filed as exhibits to this report.  As used in this exhibit list, "Form 10" means the Company's Registration Statement on Form 10 filed with the Securities and Exchange Commission in March 1981.

3.1

Articles of Incorporation (incorporated by reference to Exhibits 3.1 and 3.2 to Form 10).

3.2

By-laws (incorporated by reference to Exhibit 3.3 to the Form 10).

21

Subsidiary of the Company.

(b)

During the last quarter of the period covered by this report the Company filed a Current Report on Form 8-K dated November 15, 2001 reporting a change of accountants pursuant to Item 4 of that form.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIA, INC.

By:         /s/_______________________

Alan C. Bergold, President,

Treasurer and Director

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Signature

Title

Date

        /s/_______________________________

Chairman of the Board

Feb. 24, 2005______

Carl J. Bentley

and Director

       /s/________________________________

President,

Feb. 24, 2005______

Alan C. Bergold

Treasurer and Director

       /s/________________________________

Executive Vice

Feb. 24, 2005______

Donald L. Champlin

President, Secretary

and Director

HIA, Inc. and Subsidiaries

Consolidated Financial Statements

For the Years Ended

November 30, 2004, 2003 and 2002

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PAGE

Report of Independent Registered Public Accounting Firm

F-2

Consolidated Balance Sheets – November 30, 2004 and 2003

F-3

Consolidated Statements of Income – For the Years Ended November 30, 2004, 2003 and 2002

F-4

Consolidated Statements of Stockholders’ Equity – For the Years Ended November 30, 2004, 2003 and 2002

F-5

Consolidated Statements of Cash Flows – For the Years Ended November 30, 2004, 2003, and 2002

F-6

Notes to Consolidated Financial Statements

F-8

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors

HIA, Inc. and Subsidiaires

Denver, Colorado

We have audited the consolidated balance sheets of HIA, Inc. and Subsidiaries as of November 30, 2004 and 2003, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the three years in the period ended November 30, 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of HIA, Inc. and Subsidiaries as of November 30, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ending November 30, 2004, in conformity with generally accepted accounting principles, in the United States of America.

HEIN & ASSOCIATES LLP

Denver, Colorado

January 17, 2005

HIA, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	NOVEMBER 30,
	2004	2003

ASSETS
CURRENT ASSETS:
Cash	$ 2,000	$ 1,000
Accounts receivable, net of allowance of $170,000 and $107,000, respectively	3,599,000	3,612,000
Inventories	4,281,000	4,079,000
Other current assets	284,000	270,000
Total current assets	8,166,000	7,962,000

PROPERTY AND EQUIPMENT:
Land	869,000	--
Construction	341,000	--
Equipment	1,054,000	1,405,000
Leasehold improvements	390,000	349,000
	2,654,000	1,754,000
Less accumulated depreciation and amortization	(1,282,000)	(1,594,000)

Net property and equipment	1,372,000	160,000

OTHER ASSETS:
Goodwill, net of accumulated amortization of $383,000	1,151,000	1,151,000
Non-compete agreement, net of accumulated amortization of $82,000 and $67,000	68,000	83,000
Other	199,000	211,000
Total other assets	1,418,000	1,445,000

TOTAL ASSETS	$ 10,956,000	$ 9,567,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Line-of-credit	$ 1,717,000	$ 1,288,000
Construction Loan	319,000	--
Current maturities of long-term debt	124,000	215,000
Accounts payable	812,000	974,000
Checks written against future deposits	223,000	342,000
Accrued payroll and bonuses	948,000	684,000
Other current liabilities	360,000	279,000
Total liabilities	4,503,000	3,782,000

LONG-TERM LIABILITIES:
Long-term debt, less current maturities	522,000	646,000
Total liabilities	5,025,000	4,428,000

COMMITMENTS (Note 4)

STOCKHOLDERS’ EQUITY:
Common stock, $.01 par value; 20,000,000 shares authorized;
13,108,196 and 13,108,196 issued and 9,273,435 and 9,303,310 outstanding, respectively	131,000	131,000
Additional paid-in capital	3,109,000	3,109,000
Retained earnings	4,056,000	3,247,000
Less treasury stock at cost; 3,834,761 and 3,804,886 shares	(1,365,000)	(1,348,000)

Total stockholders’ equity	5,931,000	5,139,000

TOTAL LIABILITES AND STOCKHOLDERS’ EQUITY	$ 10,956,000	$ 9,567,000

See accompanying notes to consolidated financial statements.

HIA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	FOR THE YEARS ENDED NOVEMBER 30,
	2004	2003	2002

NET SALES	$ 33,495,000	$ 31,088,000	$ 31,205,000

COST OF SALES	21,857,000	20,717,000	20,840,000

Gross profit	11,638,000	10,371,000	10,365,000

SELLING, GENERAL AND ADMINISTRATIVE	10,262,000	9,132,000	9,142,000

OPERATING INCOME	1,376,000	1,239,000	1,223,000

OTHER INCOME (EXPENSE):
Interest income	77,000	67,000	87,000
Interest expense	(172,000)	(172,000)	(232,000)
Miscellaneous income	37,000	38,000	40,000
Total other expense	(58,000)	(67,000)	(105,000)

INCOME BEFORE INCOME TAXES	1,318,000	1,172,000	1,118,000

INCOME TAXES	509,000	452,000	422,000

NET INCOME	$ 809,000	$ 720,000	$ 696,000

NET INCOME PER COMMON SHARE:
Basic	$ .09	$ .07	$ .07
Diluted	$ .09	$ .07	$ .07

BASIC WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING	9,282,641	10,105,661	10,096,000

BASIC WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING	9,303,363	10,105,661	10,158,000

See accompanying notes to consolidated financial statements.

HIA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED NOVEMBER 30, 2004, 2003, AND 2002

	COMMON SHARES	STOCK AMOUNT	ADDITIONAL PAID-IN CAPITAL	RETAINED EARNINGS	TREASURY SHARES	STOCK AMOUNT	TOTAL SHAREHOLDERS’ EQUITY

BALANCE, December 1, 2002	13,108,196	$ 131,000	$ 3,109,000	$ 1,831,000	2,981,671	$ (612,000)	$ 4,459,000

Issuance of shares held in treasury	-	-	-	-	(155,000)	47,000	47,000
Acquisition of treasury stock	-	-	-	-	420,000	(235,000)	(235,000)
Net income	-	-	-	696,000	-	-	696,000

BALANCE, November 30, 2002	13,108,196	131,000	3,109,000	2,527,000	3,246,671	(800,000)	4,967,000

Issuance of shares held in treasury	-	-	-	-	(874,000)	187,000	187,000
Acquisition of treasury stock	-	-	-	-	1,432,215	(735,000)	(735,000)
Net income	-	-	-	720,000	-	-	720,000

BALANCE, November 30, 2003	13,108,196	131,000	3,109,000	3,247,000	3,804,886	(1,348,000)	5,139,000

Acquisition of treasury stock	-	-	-	-	29,875	(17,000)	(17,000)
Net income	-	-	-	809,000	-	-	809,000

BALANCE, November 30, 2004	13,108,196	$ 131,000	$ 3,109,000	$ 4,056,000	3,834,761	$(1,365,000)	$ 5,931,000

See accompanying notes to consolidated financial statements.

HIA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED NOVEMBER 30,
	2004	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 809,000	$ 720,000	$ 696,000
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	149,000	172,000	236,000
Allowance for doubtful accounts	132,000	(31,000)	173,000
Allowance for inventory obsolescence	25,000	25,000	--
Deferred income taxes	26,000	(23,000)	(36,000)
Gain on sale of property	--	--	(3,000)
Changes in operating assets and liabilities, net of business combination:
Accounts receivable	(119,000)	(879,000)	577,000
Inventories	(227,000)	(93,000)	(227,000)
Other current assets	(26,000)	(70,000)	39,000
Accounts payable	(162,000)	680,000	(183,000)
Other current liabilities	345,000	(41,000)	411,000
Other assets	(2,000)	--	--
Net cash provided by operating activities	950,000	460,000	1,683,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,346,000)	(30,000)	(85,000)
Increase in other assets	--	--	8,000
Net cash (used) in investing activities	(1,346,000)	(30,000)	(77,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line-of-credit	10,370,000	10,454,000	8,859,000
Repayments on line-of-credit	(9,941,000)	(10,175,000)	(9,665,000)
Proceeds from construction loan	319,000	--	--
Repayments on notes payable	(215,000)	(305,000)	(297,000)
Repayments on capital lease obligations	--	(118,000)	(188,000)
Acquisitions of treasury stock	(17,000)	(735,000)	(235,000)
Proceeds from sale of treasury stock	--	187,000	47,000
Increase (decrease) in checks written against future deposits	(119,000)	256,000	(121,000)
Net cash provided by (used in) financing activities	397,000	(436,000)	(1,600,000)

INCREASE (DECREASE) IN CASH	1,000	(6,000)	6,000

CASH, beginning of year	1,000	7,000	1,000

CASH, end of year	$ 2,000	$ 1,000	$ 7,000

See accompanying notes to consolidated financial statements.

HIA, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Principles of Consolidation – The consolidated financial statements include the accounts of HIA, Inc. (the “Company” or “HIA”), its wholly-owned subsidiary CPS Distributors, Inc. (“CPS”), and CPS’s wholly-owned subsidiary, Western Pipe Supply (“WPS”) and Water Systems, Inc.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Lines of Business – The principal business of HIA, conducted through its subsidiary, is the wholesale business distribution of turf irrigation equipment and pumps.

Use of Estimates – The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Financial Instruments – The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Fair values of accounts receivables, accounts payable and other current liabilities are assumed to approximate carrying values for these financial instruments since they are short term in nature.

The note payable, long-term debt, and capital lease obligations bear interest at fixed and floating rates of interest based upon lending institutions’ prime lending rate.  Accordingly, their fair value approximates their reported carrying amounts at November 30, 2004 and 2003.

Concentration of Risk – The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and accounts receivable. The Company invests temporary cash in demand deposits with federally insured financial institutions. Such demand deposit accounts at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers and generally short payment terms. The Company reviews a customer’s credit history before extending credit and establishes an allowance for doubtful accounts based upon the credit risk of specific customers, historical trends and other information. Generally, the Company does not require collateral from its customers.

Accounts Receivable and Credit Policies – Accounts receivables consist of uncollateralized customer obligations due under normal trade terms requiring payment within 30 days of invoice date. Past due receivables bear interest at the rate of 18% annually.  Payments on trade receivables are applied as specifically directed by the customer or lacking direction to the oldest outstanding invoices.  Management reviews trade receivables periodically and reduces the carrying amount by a valuation allowance that reflects management’s best estimate of the amount that may not be collectible.  The Company recorded allowances for doubtful accounts of $170,000 and $107,000 as of November 30, 2004 and 2003.  The Company recorded bad debt expense (income) of $132,000 , ($31,000) and $173,000 during the years ended November 30, 2004, 2003, and 2002 for trade receivables.

Approximately 20% of the Company’s inventory is purchased from one major supplier.  If the Company’s relationship with this supplier were to cease, management believes there are sufficient alternative suppliers, such that there would not be a significant adverse impact on the operations of the Company.

Inventories – Inventories consist of wholesale goods held for resale, which are primarily valued at the lower of cost (based on the average unit cost when products are received) or market.

Cost of Sales – Cost of sales consists of the actual cost of products purchased for resale (based on average cost) and related in-bound shipping charges.

Depreciation, Amortization, Property and Equipment – Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range from three to ten years. Leasehold improvements and leased equipment are amortized over the lesser of the estimated useful lives or over the term of the leases. Upon sale or retirement, the cost and related accumulated depreciation of disposed assets are eliminated from the respective accounts and the resulting gain or loss is included in the statements of income. Depreciation expense was $135,000, $157,000 and $221,000 for the years ended November 30, 2004, 2003, and 2002.

Long-Lived Assets – Long-lived assets and identifiable intangibles, including goodwill and the non-compete agreement, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the expected undiscounted future cash flow from the use of the asset and its eventual disposition is less than the carrying amount of the assets, an impairment loss is recognized and measured using the asset’s fair value.

Goodwill and Non-Compete Agreement – Goodwill and the non-compete agreement relate to the acquisition of Western Pipe Supply (WPS) in 1999.  Goodwill in accordance with FASB No. 142 is no longer amortized beginning in fiscal 2002.  The Company tests goodwill for impairment annually or on an interim basis if an event or circumstance occurs between the annual tests that may indicate impairment of goodwill.  The non-compete agreement is being amortized over a 10-year period using the straight-line method. Amortization expense was $15,000, $15,000 and $15,000 for the years ended November 30, 2004, 2003, and 2002.

Revenue Recognition – The Company recognizes revenue at the time goods are shipped to customers in the normal course of business.

Vendor Rebates – The Company records rebates received from vendors in accordance with EITF 02-16, “Accounting by a Customer (Including Reseller) for Certain Consideration Received from a Vendor,” which requires rebates to be recorded when earned provided the amounts are probable and reasonably estimable.  During fiscal 2003 vendor rebates were primarily recorded when received by the Company.

Income Taxes – Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Income tax expense equals the tax payable for the period plus the net change during the period in deferred tax assets and liabilities.

Advertising Costs – The Company recognizes advertising expense when incurred. Advertising expense was approximately $4,000, $31,000 and $6,700 for the years ended November 30, 2004, 2003, and 2002.

Net Income Per Common Share – Basic net income per share includes no dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted net income per share reflects the potential dilution of securities that could share in the earnings of an entity.

For the year ended November 30, 2004, 20,722 shares were included in dilutive shares outstanding which related to employee stock options to purchase 750,000 shares of the Company’s common stock at $.50 per share (granted on January 9, 2004).  For the year ended November 30, 2003 there were no dilutive shares.  For the year ended November 30, 2002, 62,000 shares were included in dilutive shares outstanding which related to employee stock options to purchase 750,000 shares of the Company’s common stock at $.20 per share.  Employee stock options to purchase 460,000 and 600,000 shares of the Company’s common stock at $.30 and $.25 per share were not included in dilutive shares outstanding for the year ended November 30, 2002 as their exercise price exceeded the average market price of the Company’s common stock during the period.

Cash Equivalents – The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Stock Option Plans – The Company applies Accounting Principles Board (“APB”) Opinion 25, “Accounting for Stock Issued to Employees,” and the related interpretations in accounting for all stock option plans. Under APB Opinion 25, no compensation cost has been recognized for stock options issued to employees as the exercise price of the Company’s stock options granted equals or exceeds the market price of the underlying common stock on the date of grant.

SFAS No. 123 requires the Company to provide pro forma information regarding net income and net income per share as if compensation costs for the Company’s stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock award at the grant date by using the Black-Scholes option-pricing model with the following weighted-average assumptions for quarter ended February 29, 2004.  No options were granted in 2003 and 2002.  On January 9, 2004 stock options to purchase 750,000 shares of the Company stock at $.50 per share were issued to senior management.

2004

Dividend yield	0%
Volatility	75.5%
Risk free interest rate	2.08%
Expected life	2 years

Under the accounting provisions of SFAS No. 123, the Company’s net income per share would have been adjusted to the following pro forma amounts for the years ended November 30.

	2004	2003	2002

Net income – as reported	$ 809,000	$ 720,000	$ 696,000
Effect of employee stock-based compensation included in reported income	-	-	-
Effect of employee stock-based compensation per SFAS 123, net of tax	(64,000)	-	-
Net income applicable to common stock – pro forma	$ 745,000	$ 720,000	$ 696,000

Basic and diluted:
Income per share – as reported	.09	.07	.07
Per share effect of employee stock-based compensation included in reported net income	-	-	-
Per share effect of employee stock-based compensation per SFAS 123	(.01)	-	-
Income per share applicable to common stock – pro forma	.08	.07	.07

Comprehensive Income – Comprehensive income is comprised of net income and all changes to the consolidated statement of stockholders’ equity, except those changes made due to investments by stockholders, changes in paid-in-capital and distributions to stockholders. There is no difference between net income and comprehensive income for the years ended November 30, 2004, 2003, and 2002.

Fourth Quarter Adjustments – The Company recorded in the fourth quarter of the years ended November 30, 2004, 2003 and 2002, adjustments to properly accrue for management bonuses resulting in a decrease to net income of $4,000, 59,000 and $21,000 respectively.

Recent Accounting Pronouncements

FAS 123R Disclosure

In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment," which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) is effective for public companies for interim or annual periods beginning after June 15, 2005, supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows.

F-11

SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro-forma disclosure is no longer an alternative. The new standard will be effective for the company, beginning September 1, 2005. The company has not yet completed their evaluation but expects the adoption to have an effect on the financial statements similar to the pro-forma effects reported above.

FAS 151 Disclosure

In November 2004, the FASB issued SFAS 151, Inventory Costs, which revised ARB 43, relating to inventory costs. This revision is to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This Statement requires that these items be recognized as a current period charge regardless of whether they meet the criterion specified in ARB 43. In addition, this Statement requires the allocation of fixed production overheads to the costs of conversion be based on normal capacity of the production facilities. SFAS 151 is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not believe the adoption of SFAS 151 will have a material impact on the Company’s financial statements.

FAS 153 Disclosure

The FASB issued SFAS 153, Exchanges of Nonmonetary Assets, which changes the guidance in APB Opinion 29, Accounting for Nonmonetary Transactions.  This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  SFAS 153 is effective during fiscal years beginning after June 15, 2005. The Company does not believe the adoption of SFAS 153 will have a material impact on the Company’s financial statements.

2.

NOTE PAYABLE AND LONG-TERM DEBT:

On April 13, 2004 the Company entered into a contract with a construction management company to design and build a new corporate and warehouse facility.  The new structure will be built on 8.27 acres of land located in the north-central part of metropolitan Denver.  The facility consists of 45,000 square feet of offices and warehouse space.  The estimated cost, including land is approximately $4,100,000 (including interest and financing costs).  The Company has secured financing on the proposed building and site through Wells Fargo Bank based upon a completed appraisal of $3,800,000.  The terms of the permanent loan will be:  maximum 80% loan to value, 15 year fixed principal-plus-interest amortization and a 6.6% interest rate for the life of the loan.  As of November 30, 2004, the outstanding balance on the construction loan was $319,000.

The company purchased the land on September 3, 2004 for $855,000 plus financing and closing costs of approximately $13,000 which amount was drawn from the existing line-of-credit with Wells Fargo Bank.

When the building is completed, the Company will allow its current lease on the Forest Street location in Denver to expire on February 28, 2005 and move into the new facility on or before that date.  It is not expected that the additional monthly loan payments for the facility (beginning at $34,000 a month, which includes a $17,000 principal payment plus interest on the remaining loan balance compared to $12,000 currently paid on leased property on Forest Street, Denver) will have a material negative effect on the ability of the Company to meet its normal working capital needs.  The Company plans on closing one of its branch operations, which is located within close proximity to the new facility which management believes will save the company approximately $20,000 monthly in overhead costs.

Line-of-Credit Agreement – CPS and its subsidiary have a line-of-credit agreement with a bank, which expires on July 1, 2006.  The available loan amount is the lesser of $5,750,000 or the computed borrowing base, as defined by the terms of the agreement. The line-of-credit provides for interest at the bank’s prime rate (4.50% at November 30, 2004).  The agreement is collateralized by principally all of the Company’s business assets including accounts receivable, inventories and property and equipment, excluding owned real estate. Additionally, the bank has the right of set-off under this agreement. The agreement is also guaranteed by HIA.

The agreement contains several covenants, which, among other things, require that the Company maintain certain financial ratios, minimum net worth and debt service coverage ratio as defined in the line-of-credit agreement. In addition, the agreement limits the payment of dividends, the purchase of property and equipment, and officer and stockholder compensation. As of November 30, 2004, the Company was in compliance with these covenants.

As of November 30, 2004 and 2003, $1,717,000 and $1,288,000 were outstanding under this line-of-credit agreement.

3.

LONG-TERM DEBT:

Long-term debt consisted of the following:

	November 30,
	2004	2003

Subordinate note dated May 24, 1999; monthly principal and interest payments of $14,282 through June 2009, including interest at 8% per annum. Collateralized by common shares of WPS.	$ 646,000	$ 761,000

Promissory note dated May 24, 1999; monthly principal and interest payments of approximately $16,666 through May 2004, including interest at 8.125% per annum. Collateralized by substantially all of the Company’s business assets including accounts receivable, inventories and property and equipment, excluding owned real estate.	--	100,000

Total long-term debt	646,000	861,000

Less current maturities	(124,000)	(215,000)

Long-term debt, less current maturities	$ 522,000	$ 646,000

Aggregate maturities of long-term debt at November 30, 2004 are as follows:

2005	$ 124,000
2006	134,000
2007	146,000
2008	158,000
2009	84,000
Thereafter	0

$ 646,000

4.

COMMITMENTS:

Operating Leases – The Company leases its main warehouse under a non-cancelable operating lease requiring monthly payments through February 2005.  On or before March 1, 2005 the Company will be moving in to new headquarters located in Westminster, Colorado.  The Company has purchased the land and construction is to be completed no later than February 20, 2005.  The land and building will be owned by the Company and financed under a 15 year fixed interest note payable to Wells Fargo bank (Note 2)

The Company also leases vehicles, equipment and other warehouse space under non-cancelable operating leases.

Total lease expense was approximately $1,302,000, $1,171,000 and $1,141,000 for fiscal 2004, 2003, and 2002.

As of November 30, 2004 future annual minimum lease payments under non-cancelable operating leases are as follows:

Years Ending November 30,

2005	$ 939,000
2006	687,000
2007	536,000
2008	355,000
2009	168,000

$ 2,685,000

Employment Agreements – The Company has entered into employment agreements that extend to July 28, 2011 with three officers. The employment agreements set forth annual compensation to its officers of $239,000 each. Compensation is adjusted annually based on the cost of living index plus eight percent per annum base increase; plus a nine and one-half percent bonus of net pretax income exclusive of the 401(k)/profit-sharing contribution.

5.

TAXES ON INCOME:

The provision for taxes on income for the years ended November 30, 2004, 2003, and 2002 consist of the following:

	2004	2003	2002

Current:
Federal	$ 476,000	$ 381,000	$ 414,000
State	59,000	48,000	44,000
	535,000	429,000	458,000

Deferred (benefit):	(26,000)	23,000	(36,000)

	$ 509,000	$ 452,000	$ 422,000

A reconciliation of taxes on income at the federally statutory rate to the effective tax rate is shown below:

	2004	2003	2002

Income taxes computed at the federal statutory rate	$ 448,000	$ 398,000	$ 381,000
State income taxes, net of federal benefit	41,000	38,000	36,000
Permanent differences	20,000	16,000	5,000

Taxes on income	$ 509,000	$ 452,000	$ 422,000

Temporary differences between the consolidated financial statements carrying amounts and the tax basis of assets and liabilities that give rise to significant portions of the net deferred tax assets at November 30, 2004 and 2003 relate to the following:

	2004		2003
	Current	Long-Term	Current	Long-Term

Inventories	$ 115,000	$ -	$ 98,000	$ -
Allowance for bad debt	63,000	-	40,000	-
Property and equipment	-	21,000	-	34,000
Intangible assets	-	25,000	-	26,000
Other	-	2,000	-	2,000

Net deferred tax asset	$ 178,000	$ 48,000	$ 138,000	$ 62,000

Current and long-term net deferred tax assets are classified in other current assets and other assets, respectively, in the accompanying consolidated balance sheets. The Company has recorded no valuation allowance to offset the net deferred tax assets because management believes that it is more likely than not that sufficient taxable income will be generated in the foreseeable future to realize the net deferred tax assets.

6.

STOCKHOLDERS’ EQUITY:

Treasury Stock and Common Stock Options – On January 1, 2001, the Board of Directors granted to the officers of the Company options to purchase 750,000 shares of treasury stock at $.20 per share through December 31, 2003.  On July 1, 2001, the Board of Directors granted key employees of the Company options to purchase 460,000 shares of treasury stock at $.30 per share with 153,333 shares expiring on December 31, 2001 and the remaining 306,667 shares expiring on December 31, 2002.  The exercise price of these grants was equal to the market price of the common stock at the date of grant. No options were granted during 2002 and 2003.  On January 9, 2004, stock options to purchase 750,000 shares of Common stock at $.50 per share were granted to senior management.

During fiscal 2003 and 2002, the Company issued 750,000 shares and 50,000 shares from treasury to its officers for cash proceeds of $150,000 and $15,000 in conjunction with the officer’s exercise of their options to purchase the treasury stock of the Company.  Additionally, in fiscal 2003 and 2002, the Company also issued 124,000 and 105,000 shares from treasury to its employees for cash proceeds of $37,200 and $31,500, respectively, in conjunction with the exercises of their options to purchase the treasury stock of the Company.

On September 15, 2003, the Company sent a tender offer to all its stockholders which offered to re-purchase up to 1 million shares of HIA, Inc. common stock, for $.50 per share.  The expiration date of the offer was October 31, 2003.  On October 16, 2003 the Company sent a letter to all its stockholders amending the original offer to re-purchase 1 million shares of its common stock to 1.5 million shares of its common stock (an increase of 500,000 shares) at the same purchase price and the same expiration date.  The Company paid a total of $735,000 (including $20,000 of legal and transfer fees) for 1,430,390 shares of common stock at an average price of $.51 per share.

During fiscal 2004, the Company purchased from non-affiliates a total of 29,875 shares of its common stock at an average price of $.56 per share.

During fiscal 2003, the Company purchased from non-affiliates a total of 1,825 shares of its common stock at an average price of $.33 per share.  The Company acquired from non-affiliated stockholders 420,000 shares of its common stock at an average price of $.56 per share during fiscal 2002.

The following table summarizes information on stock option activity:

	Number of Shares	Exercise Price Per Share	Weighted Average Exercise Price Per Share

Outstanding at December 1, 2001	1,210,000	$ .20 - .30	$ .23
Granted	-	-	-
Exercised	(155,000)	.30	.30
Expired	(10,000)	-	-

Outstanding at November 30, 2002	1,045,000	.20 - .30	.23
Granted	-	-	-
Exercised	(874,000)	.20 - .30	.22
Expired	(171,000)	-	-

Outstanding at November 30, 2003	-	-	-
Granted	750,000.50		.50
Exercised	-	-	-
Expired	-	-	-

Outstanding at November 30, 2004	750,000	$ .50	$ .50

The weighted average fair value of options granted during the years ended November 30, 2004 and 2002 was $.50 and $.23 respectively.  The exercise price of all the options granted in 2004 and 2002 either exceeded or equaled the market price of the stock on grant date.

7.

EMPLOYEE BENEFITS:

Profit Sharing Plan – The Company maintains a participant noncontributory profit-sharing plan (the “Plan”) for the benefit of all full-time employees of the Company who are at least 18 years of age. Interests are fully vested upon eligibility. The Plan is funded by the Company’s contribution determined annually by the Board of Directors. Contributions to the Plan were $124,000, $97,000 and $103,000 for the years ended November 30, 2004, 2003, and 2002.

401(k) Plan – The Company has adopted a Section 401(k) profit sharing plan, which is available for employees who are at least 18 years of age and who have completed one year of service with the Company. Participants in the plan may contribute up to $13,000 of their compensation, subject to certain limitations.  Under the plan, the Company may make discretionary contributions to be determined on a year-to-year basis and may make discretionary matching contributions. Company matching contributions fully vest in the first year. For the years ended November 30, 2004, 2003, and 2002, the Company contributed $50,000 and $38,000 and $35,000.

8.

SIGNIFICANT SUPPLIERS:

During fiscal years ended 2004, 2003 and 2002, the Company purchased approximately 20%, 22% and 17% of its products from one manufacturer.  The products purchased can be obtained from other competing manufacturers but not as a consolidated product group.

9.

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash payments for interest were $172,000, $172,000 and $232,000 for the years ended November 30, 2004, 2003, and 2002.  Cash payments for income taxes were $618,000, $559,000 and $392,000, for the years ended November 30, 2004, 2003, and 2002.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 10-Q

[ X ]

Quarterly Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934

For Quarterly Period Ended May 31, 2005

Commission File Number 0-9599

HIA, INC.

(Exact name of Registrant as specified in its charter)

New York	16-1028783
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number

1105 W. 122nd Avenue

Westminster, CO  80234

(Address of principal executive offices, zip code)

(303) 394-6040

(Registrant's telephone number, including area code)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes__x__  No___

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 9,296,975 shares of the Registrant's $.01 par value common stock were outstanding at May 31, 2005.

HIA, INC.

INDEX

Part I.  Financial Information

Item 1.

Consolidated Financial Statements

Item 2.

Management's Discussion and Analysis or Financial Condition and Results of Operations

Item 3.

Quantitative and Qualitative Disclosures about Market Risk

Item 4.

Controls and Procedures

Part II.  Other Information

Item 1.

Legal Proceedings

Item 2.

Changes in Securities and Use of Proceeds

Item 3.

Defaults upon Senior Securities

Item 4.

Submission of Matters to a Vote of Security Holders

Item 5.

Other Information

Item 6.

Exhibits and Reports on Form 8-K

SIGNATURES

Part  1.

Item 1.  Consolidated Financial Statements

Consolidated Balance Sheets as of May 31, 2005 and November 30, 2004

Consolidated Statements of Operations for the three and six months ended May 31, 2005 and 2004

Consolidated Statements of Cash Flows for the six months ended May 31, 2005 and 2004

Notes to Consolidated Financial Statements

Forward Looking Statements

Statements made in this Form 10-Q that are historical or current facts are "forward-looking statements" made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 ("The ACT") and Section 21E of the Securities Exchange Act of 1934.  These statements often can be identified by the use of terms such as "may," "will," "expect," "believes," "anticipate," "estimated," "approximate," or "continue," or the negative thereof.  The Company intends that such forward-looking statements be subject to the safe harbors for such statements.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.  Any forward-looking statements represent management's best judgements as to what may occur in the future.  However, forward-looking statements are subject to risks, uncertainties and important factors beyond the control of the Company that could cause actual results and events to differ materially from historical results of operations to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

HIA, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Information as of November 30, 2004 is based upon an audited balance sheet.  All other information is unaudited.)

	May 31, 2005	November 30, 2004

ASSETS

Current Assets:
Cash	$ 5,000	$ 2,000
Accounts receivable, net of allowance for doubtful accounts of $144,000 and $170,000	6,809,000	3,599,000
Inventories	6,378,000	4,281,000
Other current assets	603,000	284,000
Total current assets	13,498,000	8,166,000

Property and equipment, at cost:
Land	868,000	869,000
Construction in Progress	0	341,000
Leasehold improvements	390,000	390,000
Buildings and improvements	3,373,000	0
Equipment	1,077,000	1,054,000
	5,708,000	2,654,000
Less accumulated depreciation and amortization	1,328,000	1,282,000

Net property and equipment	1,328,000	1,282,000

Other assets	171,000	199,000
Goodwill, net of amortization of $383,000 and $383,000	1,151,000	1,151,000
Non-compete agreement, net of amortization of $90,000 and $82,000	60,000	68,000

TOTAL ASSETS	$ 9,260,000	$ 10,956,000

LIABILITIES
Current Liabilities:
Note payable to bank	$ 4,382,000	$ 1,717,000
Construction Loan	0	319,000
Current maturities of long-term obligations	329,000	124,000
Accounts payable	31,000	0
Checks written in excess of deposits	3,580,000	812,000
Accrued expenses and other current liabilities	646,000	223,000
	852,000	1,308,000

Total current liabilities	9,820,000	4,503,000

Long-term Obligations:
Notes payable, less current maturities	3,341,000	522,000
Total long-term obligations	3,341,000	522,000

TOTAL LIABILITIES	13,161,000	5,025,000

COMMITMENTS

STOCKHOLDERS’ EQUITY
Common stock of $.01 par value; authorized 20,000,000 shares: issued 13,108,196; outstanding 9,296,975 and 9,273,435	131,000	131,000
Additional paid-in capital	3,109,000	3,109,000
Retained earnings	4,212,000	4,056,000
	7,452,000	7,286,000

Less treasury stock: 3,811,221 and 3,834,761 shares at cost	(1,353,000)	(1,365,000)
Total stockholders’ equity	6,099,000	5,931,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$ 19,260,000	$ 10,956,000

The accompanying notes are an integral part of the consolidated financial statements.

HIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Six Months Ended		Three months ended
	May 31, 2005	May 31, 2004	May 31, 2005	May 31, 2004

Net sales	$ 16,320,000	$ 14,528,000	$ 11,207,000	$ 10,965,000
Cost of sales	11,124,000	9,437,000	7,554,000	7,139,000
Gross profit	5,196,000	5,091,000	3,653,000	3,826,000

Selling, general & administrative expenses	4,879,000	4,597,000	2,508,000	2,509,000

Operating income (loss)	317,000	494,000	1,145,000	1,317,000

Other income (expense):
Interest income	27,000	34,000	7,000	13,000
Interest expense	(130,000)	(79,000)	(89,000)	(47,000)
Misc. income (expense)	40,000	15,000	16,000	7,000
Total other expense	(63,000)	(30,000)	(66,000)	(27,000)

Income (loss) before income tax expense	254,000	464,000	1,079,000	1,290,000
Income tax expense	(98,000)	(170,000)	(417,000)	(473,000)

NET INCOME (LOSS)	$ 156,000	$ 294,000	$ 662,000	$ 817,000

Net income (loss) per share
Basic	$ 0.02	$ 0.03	$ 0.07	$ 0.08
Diluted	$ 0.02	$ 0.03	$ 0.07	$ 0.08

Weighted average common shares outstanding:
Basic	9,290,389	9,315,123	9,325,350	9,325,350
Dilutive	9,290,389	9,315,123	9,325,350	9,325,350

The accompanying notes are an integral part of the consolidated financial statements.

HIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Six Months Ended
	May 31, 2005	May 31, 2004

OPERATING ACTIVITIES:
Net income	$ 156,000	$ 294,000
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	54,000	66,000
Deferred income taxes	0	0
Inventory reserve	7,000	29,000

Changes in current assets and current liabilities
Accounts receivable	(3,210,000)	(2,242,000)
Inventories	(2,104,000)	(2,459,000)
Other current assets	(22,000)	94,000
Accounts payable	2,768,000	2,566,000
Accrued expenses and other current liabilities	(456,000)	(29,000)
Other assets	28,000	0
NET CASH USED IN OPERATING ACTIVITIES	(2,779,000)	(1,681,000)

INVESTING ACTIVITIES:
(Purchases) Disposals of property and equipment	(3,054,000)	(72,000)
NET CASH USED IN INVESTING ACTIVITIES	(3,054,000)	(72,000)

FINANCING ACTIVITIES:
Proceeds from note payable to bank	5,780,000	5,005,000
Payments on borrowings on note payable to bank	(3,115,000)	(3,286,000)
Proceeds from mortgage	2,721,000	0
Proceeds from capital leases	96,000	0
Repayments on mortgage	(17,000)	0
Repayments of long-term debt	(61,000)	(140,000)
Payments on capital lease obligations	(3,000)	0
Increase (decrease) in checks written in excess of deposits	423,000	191,000
Purchase of Treasury Stock	0	(13,000)
Sale of treasury stock	12,000	0
NET CASH PROVIDED BY FINANCING ACTIVITIES	5,836,000	1,757,000

NET INCREASE (DESCREASE) IN CASH	3,000	4,000

CASH, BEGINNING OF PERIOD	2,000	1,000

CASH, END OF PERIOD	$ 5,000	$ 5,000

The accompanying notes are an integral part of the consolidated financial statements.

HIA, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A.

Basis for Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions of Form 10-Q and do not include all the information and footnotes required by generally accepted accounting principles for complete financial statement.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for fair presentation have been included.  Operating results for the six months ended May 31, 2005 are not necessarily indicative of the results that may be obtained for the year ending November 30, 2005.  These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Registration's Form 10-K for the year ended November 30, 2004 filed with the Securities and Exchange Commission on February 28, 2005.

B.

Net Income Per Common Share

Statement of Financial Accounting Standards No. 128, "Earnings Per Share", provides for the calculation of "Basic" and "Diluted" earnings per share.  Basic earnings per share includes no dilution and is computed by dividing income available to common stockholders by the weighted-average number of shares outstanding during the period (9,290,389 and 9,315,123 for 2005 and 2004).  Diluted earnings per share reflect the potential of securities that could share in the earnings of the Company, similar to fully diluted earnings per share.

For the periods ended May 31, 2005 and May 31, 2004, total stock options in the amount of 725,000 and 750,000 are not considered in the computation of diluted earnings per share as their inclusion would be anti-dilutive.

C.

Stockholders' Equity

Purchase of Treasury Stock

On January 9, 2004, the Board of Directors granted common stock options to the officers of the Company and 3 senior managers to purchase a total of 750,000 shares of treasury stock at $.50 per share to expire December 31, 2005.  The options' exercise price was equal to or greater than the common stock market price at the date of grant.

During fiscal 2004 the Company purchased 29,875 shares of common stock from non-affiliated stockholders for $.50 per share, a total purchase price of $14,938.

During the first half of fiscal 2005, the Company purchased 1,460 shares of common stock from non-affiliated stockholders for $.51 per share, a total purchase price of $750.  In addition, the Company issued 25,000 shares of common stock (total price of $12,500) to a key manager as part of the stock options issued on January 9, 2004.

Stock Option Plans - The Company applies Accounting Principles Board ("APB") Opinion 25, "Accounting for Stock Issued to Employees," and the related interpretations in accounting for all stock option plans.

Under APB Opinion 25, no compensation cost has been recognized for stock options issued to employees as the exercise price of the Company's stock options granted equals or exceeds the market price of the underlying common stock on the date of grant.

D.

Supplemental Disclosure of Cash Flow Information

Cash payments for interest were $130,000 and $79,000 for the six months ended May 31, 2005 and May 31, 2004.  Cash payments for income taxes were $0 and $0 for the six months ended May 31, 2005 and May 31, 2004.

Item 2.  Management's Discussion and Analysis of Financial Condition and Results of Operations

Liquidity and Capital Resources

The net cash used in operating activities increased by $1,090,000 for the six months ended May 31, 2005 as compared the six months ended May 31, 2004 primarily due to the decrease in net income of $138,000, the increase in accounts receivable of $968,000, and the increase in accrued expenses and other current liabilities of $427,000 primarily offset by the decrease in inventories of $355,000 and the increase in accounts payable of $202,000.  The increase in accounts receivable of $968,000 was primarily attributable to the increase in net sales of $1,792,000 for the same period.  The increase in accrued expenses and other current liabilities of $427,000 was primarily due to the $293,000 increase in accrued payroll and profit sharing contribution at the end of fiscal year 2004 as compared to the end of fiscal year 2003 which amount was paid in cash during the first half of fiscal 2005.  The decrease in inventories of $355,000 was due to an increase in manufacturers lead times as a result of an increase in general demand nationwide for irrigation products.  This caused the Company to institute just-in-time ordering for a significant number of its "fast moving" product lines.  The increase in accounts payable of $202,000 is primarily due to the increase in the amount of inventories purchased on extended dating programs from manufacturers for the first half of fiscal 2005 as compared to the first half of fiscal 2004.

The net cash used in investing activities increased by $2,894,000.  The increase was primarily as a result of the cost to complete the new warehouse and office facility in Westminster, Colorado completed on April 27, 2005.

The increase in net cash provided by financing activities of $3,983,000 was primarily due to the increase of $946,000 in net bank borrowings, the increase of $232,000 in checks written in excess of deposits, and the increase of $2,721,000 in proceeds from mortgages.  The increase in net bank borrowings was primarily due to financing the increase in accounts receivables in the amount of $968,000.  The increase in proceeds from the mortgage was used to offset substantially the cost of the completion of the Westminster, Colorado facility.

On January 9, 2004, the Board of Directors granted common stock options to the officers of the Company and 3 senior managers to purchase a total of 750,000 shares of treasury stock at $.50 per share to expire December 31, 2005.  The options' exercise price was equal to or greater than the common stock market price at the date of grant.

During fiscal 2004 the Company purchased 29,875 shares of common stock from non-affiliated stockholders for $.50 per share, a total purchase price of $14,938.

During the first half of fiscal 2005, the Company purchased 1,460 shares of common stock from non-affiliated stockholders for $.51 per share, a total purchase price of $750.  In addition the Company issued 25,000 shares of common stock (total price of $12,500) to a key manager as part of the stock options issued on January 9, 2004.

The following is a summary of working capital and current ratio for the periods presented:

	May 31, 2005	November 30, 2004

Working Capital	$ 3,678,000	$ 3,663,000
Current Ratio	1.37 to 1	1.81 to 1

The Company's working capital increased by $15,000 during the six months ended May 31, 2005 as compared to November 30, 2004.  The decrease in current ratio changed from 1.81 to 1.37 (a change of .44) is a result of the proportional increase of approximately $5,000,000 in both current assets and current liabilities.

As of May 31, 2005, the Company and its subsidiary have an available line-of-credit of $5,750,000 of which $1,368,000 is unused.  On June 30, 2004, the Company executed a new loan agreement under primarily the same terms and conditions which extended the borrowing commitment to July 1, 2006. The new agreement included a provision for a term commitment on the new building, not to exceed $3,040,000.  On September 3, 2004, the Company executed a new credit agreement with Wells Fargo Bank which specifically delineated terms and conditions of construction and permanent financing on the new facility.

The line-of-credit agreement limits the payment of dividends by CPS Distributors, Inc. and its subsidiaries ("CPS") to HIA, Inc.  CPS is the wholly-owned subsidiary of HIA, Inc.  The line-of-credit agreement also limits the payment of any expenses of HIA, Inc. by CPS in excess of $50,000 during any twelve-month period.  This restriction does not have a significant impact on HIA, Inc.'s ability to meet its cash needs as its cash needs are minimal.

Management believes that the present working capital is adequate to conduct its present operations.

On April 13, 2004 the Company entered into a contract with a construction management company to design and build a new corporate and warehouse facility.  The company purchased the land on September 3, 2004 for $855,000 plus financing and closing costs of $13,000.  The new structure is built on 8.27 acres of land located in the north-central part of metropolitan Denver.  The facility consists of 45,000 square feet of offices and warehouse space.  The cost, including land is $4,241,000 and was completed in April of 2005 (the Company had a temporary certificate of occupancy which allowed them to occupy the premises beginning February 2, 2005).  The Company has secured financing on the proposed building and site through Wells Fargo Bank based upon a completed appraisal of $3,800,000.  The mortgage was closed on April 29, 2005 in the amount of $3,040,000.  This amount is being amortized over 178 equal installments plus interest at a rate of 6.6% APR.

The Company cancelled its lease on the Forest Street facility effective February 28, 2005.  The Company has closed two of its branch operations, which were located within close proximity to the new facility saving the company approximately $20,000 monthly in overhead costs.

Income Taxes

As of May 31, 2005, the Company has recorded a current net deferred tax asset totaling $178,000 and has recorded a noncurrent net deferred tax asset totaling $48,000.  Based upon the Company's recent history of taxable income and its projections for future earnings, management believes that it is more likely than not that sufficient taxable income will be generated in the near term to utilize the net deferred tax assets.

Results of Operations

Three Months Ended May 31, 2005 Compared to Three Months Ended May 31, 2004.

Net sales for the three months ended May 31, 2005 were up $242,000 as compared to May 31, 2004 primarily due to the evolving economic recovery for the Rocky Mountain Region.

Cost of Sales were up $415,000 for the three months ended May 31, 2005 as compared to the three months ended May 31, 2004 primarily due to the decrease in gross profit as explained in the following paragraph.  Approximately $160,000 was directly due to the increase in sales for the period.

Gross profit was 32.6% during the three months ended May 31, 2005 as compared to 34.9% during the three months ended May 31, 2004 a decrease of 2.3%.  This is primarily due to competitive pricing pressures from other national distributors doing business in the Company's territories as it relates to large, well financed contractors.  Also, competitive bidding particularly on large commercial jobs and a substantial increase over the prior year for "early order" extended dating programs for which the Company extends additional trade discounts.

Selling, general and administrative expenses decreased $1,000 for the three months ended May 31, 2005 as compared to the three months ended May 31, 2004.

Other expenses increased $39,000 for the three months ended May 31, 2005 as compared to the three months ended May 31, 2004 primarily as a result of the increase in interest expense of $42,000.  The increase was primarily attributable to the increase on the prime interest rate and the higher average balance on the revolving line-of-credit.

Net income decreased $155,000 for the three months ended May 31, 2005 as compared to the three months ended May 31, 2004 primarily due to the decrease in gross profit of $173,000 and an increase in interest expense of $42,000 partially offset by and a decrease in income tax expense of $56,000.

Six Months Ended May 31, 2005 Compared to Six Months Ended May 31, 2004.

Net sales increased by $1,792,000 for the six months ended May 31, 2005 as compared to May 31, 2004 primarily (12%) due to the increased sales to customers based on extended dating incentive programs and an increase in sales of large commercial jobs.

Cost of Sales increased by $1,687,000 for the six months ended May 31, 2005 as compared to May 31, 2004 primarily due to the increase in sales which represented approximately $1,222,000 of the total increase in cost of sales.  The remainder, $465,000 was primarily attributable to the decrease in gross profit.

Gross profit was 31.8% during the six months ended May 31, 2005 as compared to 35.0% during the six months ended May 31, 2004 a decrease of 3.2%.  This is primarily due to competitive pricing pressures from other national distributors doing business in the Company's territories as it relates to large, well financed contractors.  Also, competitive bidding particularly on large commercial jobs and a substantial increase over the prior year for "early order" extended dating programs for which the Company extends additional trade discounts.

Selling, general and administrative expenses increased by $282,000 during the six months ended May 31, 2005 as compared to May 31, 2004.  This increase was primarily due to an increase of $198,000 of payroll and commission expenses.

Other expenses increased by $33,000 during the six months ended May 31, 2005 as compared to May 31, 2004 primarily due to the increase of interest expense.  The increase was primarily attributable to the increase of $51,000 in interest expense attributable to the increase in the prime interest rate and the higher average balance on the revolving line-of-credit.

Net income decreased $138,000 for the six months ended May 31, 2005 as compared to the six months ended May 31, 2004 primarily due to the increase in gross profit of $105,000 and a decrease in income tax expense of $72,000 substantially offset by the increase in selling, general and administrative expenses of $282,000 and the increase in interest expense of $51,000.

Item 3.  Quantitative and Qualitative Disclosures About Market Risk

The Company is exposed to market risk through interest rates related to its investment of current cash and cash equivalents.  These funds are generally highly liquid with short-term maturities, and the related market risk is not considered material.  The Company's note payable to bank has a variable interest rate equal to Wells Fargo's existing bank prime rate (5.5% as of May 31, 2005).  A 10% increase in short-term interest rates on the note payable to bank of $4,400,000 would increase the Company's yearly interest expense by approximately $24,000, assuming borrowed amounts remain outstanding at current levels.  The Company's management believes that fluctuation in interest rates in the near term will not materially affect the Company's consolidated operating results, financial position or cash flow.

Item 4.  Controls and Procedures

The Company maintains a set of disclosure controls and procedures that are designed to ensure that information required to be disclosed in the reports filed by the Company under the Securities Exchange Act of 1934, as amended is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms.  As of the end of the quarterly period covered by this report, the Company carried out an evaluation, under the supervision of the President and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-14 of the Exchange Act.  Based on that evaluation, the President and Chief Financial Officer concluded that our disclosure controls and procedures are effective.

There have been no significant changes in the Company's internal controls or other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Part II

Item

1.  Legal Proceedings

NONE

Item

2.  Changes in Securities and Use of Proceeds

NONE

Item

3.  Defaults Upon Senior Securities

NONE

Item

4.  Submission of Matters to a Vote of Security Holders

NONE

Item

5.  Other Information

NONE

Item

6.  Exhibits and Reports on Form 8-K

           a.) The following documents are filed as exhibits to this Form 10Q:

               Exhibit (32)  Section 1350 Certification

               Exhibit (31)  Rule 13a-14(a)/15d-14(a) Certification

           b.) Reports of Form 8-K

NONE

Exhibit 32

Certification Pursuant to Section 1350 of Chapter 63

Of Title 18 of the United States Code

I, Alan C. Bergold, the President and Chief Financial Officer of HIA, Inc., certify  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of HIA, Inc.

__________/s/_________________________

Alan C. Bergold

President & Chief Financial Officer

Exhibit 31

CERTIFICATION

I, Alan C. Bergold certify that:

1.  I have reviewed this report on Form 10-Q of HIA, Inc.;

2.  Based on my knowledge, this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of  the registrant as of, and for, the periods presented in this report;

4.  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

    (a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    (c)

Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    (d)

Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

   (a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

   (b)

Any fraud, whether or not material, that involves management or other  employees who have a significant role in the registrant's internal  control over financial reporting.

  Date: ______________

________/s/__________________

Alan C. Bergold, President and

Treasurer and Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               HIA, INC.

Date: _______________________________       _______/s/________________________

                                                   Alan C. Bergold

                                                   Chief Financial Officer &

                                                   President

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 10-Q/A

Amendment No. One to

Quarterly Report Under Section 13 or 15(d)

of the Securities Exchange Act of 1934

For Quarterly Period Ended May 31, 2005

Commission File Number 0-9599

HIA, INC.

(Exact name of Registrant as specified in its charter)

New York	16-1028783
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number

1105 W. 122nd Avenue

Westminster, CO  80234

(Address of principal executive offices, zip code)

(303) 394-6040

(Registrant's telephone number, including area code)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes__x__  No___

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date: 9,296,975 shares of the Registrant's $.01 par value common stock were outstanding at May 31, 2005.

EXPLANATORY NOTE

This Amendment No. One amends Item 6 (Exhibits and Reports on Form 8-K) of Part II to the Quarterly Report on Form 10-Q of HIA, Inc. (“HIA”) for the quarter ended May 31, 2005 (the "Original Report") to file certain contracts not previously filed by HIA with the Securities and Exchange Commission.

Except as described above, HIA has not modified or updated disclosures presented in the Original Report.  Accordingly, this Form 10-Q/A does not reflect events occurring after the filing of the Original Report or modify or update those disclosures affected by subsequent events.  This Form 10-Q/A should be read in conjunction with the Original Report and the filings made with the Securities and Exchange Commission subsequent to the filing of the Original Report, including any amendments to any such filings.

Part II

Item    6.

Exhibits and Reports on Form 8-K

a.)

The following documents are filed as exhibits to this Form 10-Q:

Exhibit 10.1

Shareholders Agreement dated May 18, 2005 among HIA, Inc., Carl J. Bentley, Alan C. Bergold and Don Champlin

Exhibit 10.2

Credit Agreement dated September 3, 2004 between C P S Distributors, Inc., Water Systems, Inc., and Western Pipe Supply Co., Inc., as Borrowers, and Wells Fargo Bank, National Association, as Lender

Exhibit 10.3

First Amendment to Credit Agreement dated March 2, 2005 by and between C P S Distributors, Inc., Water Systems, Inc., and Western Pipe Supply Co., Inc., as Borrowers, and Wells Fargo Bank, National Association, as Lender

Exhibit (31)  Rule 13a-14(a)/15d-14(a) Certifications

b.)

Reports of Form 8-K

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 HIA, INC.

Date: _______________________________       ___________________________________

                                                                                     Alan C. Bergold

                                                                                     Chief Financial Officer &

                                                                                     President

Exhibit 31

CERTIFICATION

I, Alan C. Bergold certify that:

1.

I have reviewed this report on Form 10-Q/A of HIA, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

[Intentionally omitted.]

4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.

The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: ______________

________/s/__________________

Alan C. Bergold, President and

Treasurer and Director

I